As filed with the Securities and Exchange Commission on January 6, 2021
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811- 21715
NEUBERGER BERMAN ALTERNATIVE FUNDS
 (Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Alternative Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Registrant’s telephone number, including area code: (212) 476-8800

Date of fiscal year end: October 31
Date of reporting period: October 31, 2020
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following are copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.
Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares

Absolute Return Multi-Manager Fund

Annual Report

October 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.nb.com/fundliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
FUND EXPENSE INFORMATION	8
CONSOLIDATED SCHEDULE OF INVESTMENTS	10
CONSOLIDATED FINANCIAL STATEMENTS	38
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA	61
Report of Independent Registered Public Accounting Firm	65
Directory	66
Trustees and Officers	67
Proxy Voting Policies and Procedures	78
Quarterly Portfolio Schedule	78
Liquidity Risk Management Program	78
Notice to Shareholders	78
Board Consideration of the Management and Sub-Advisory Agreements	79

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2020 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for Neuberger Berman Absolute Return Multi-Manager Fund.

Just as COVID-19 was a significant factor in our daily lives during much of the 12 months ended October 31, 2020 (the reporting period), the pandemic also played a meaningful role in the U.S. economy and financial markets. Lockdowns, business closures, stay-at-home work and learning, and sharply rising unemployment conspired to end the 11-year economic expansion. Against this backdrop, gross domestic product (GDP) contracted at a record pace over the first half of 2020.

In an attempt to support the economy and functioning of the financial markets, the U.S. Federal Reserve Board (Fed) instituted a series of unprecedented actions. These included lowering policy rates to a range between 0.00% and 0.25% and initiating a series of open-ended asset purchase programs. The Fed also adjusted policy to afford inflation and employment a higher target, which could result in interest rates remaining "lower for longer." The U.S. government also took aggressive actions, as it introduced a $2 trillion stimulus package in March 2020. Outside the U.S., global central banks and governments also introduced meaningful monetary and fiscal programs to support their economies. As the reporting period progressed, there were indications that these actions were working, as the global economy rebounded meaningfully in the third quarter of 2020. That said, another wave of virus cases has put hopes for a rapid "V shaped" economic recovery into question.

Both the global stock and fixed income markets experienced periods of heightened volatility during the reporting period. After reaching a record high in mid-February 2020, the U.S. stock market fell sharply and entered its first bear market (a decline of more than 20%) in more than a decade. However, those losses were then largely erased as investor sentiment rose given the improving economic outlook and hopes for a vaccine. All told, the S&P 500® Index returned 9.71% during the reporting period. Meanwhile, international developed and emerging market equities, as measured by the MSCI EAFE® and MSCI Emerging Market Indices (Net), returned –6.86% and 8.25%, respectively. In contrast, the investment grade U.S. fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 6.19% during the period.

Looking ahead, there are a number of uncertainties that could impact the financial markets. While the U.S. elections are largely behind us, the recent surge in COVID-19 cases could be a meaningful headwind for the economy. While the Fed has made assurances of continued monetary support, it has repeatedly expressed the need for further fiscal stimulus. We anticipate highly correlated growth for the major economies over the coming years, with central bank rate increases likely on hold for the foreseeable future. In all likelihood, we could experience periods of volatility going forward and we have positioned the portfolio accordingly. The Fund continues to diversify its portfolio among a variety of strategies. The Fund's largest strategy allocation is long/short equity, followed by credit, global macro/managed futures, and merger arbitrage/event driven strategies.

Neuberger Berman continues to monitor the ongoing developments related to COVID-19 with a particular focus on two areas: the safety and health of its employees and clients, and the ability to continue to conduct effectively its investment and business operations, including all critical services provided by Neuberger Berman and the Fund's subadvisers. Neuberger Berman has a dedicated Business Continuity Management team staffed with full-time professionals, who partner with over 60 Business Continuity Coordinators covering all business functions across all geographies. Neuberger Berman currently has not experienced a significant impact on its operating model. Neuberger Berman will continue to watch the effectiveness of efforts to contain the spread of the COVID-19 virus and the potential long-term implications on global economies and will continue to monitor and adapt as necessary the firm's operations and processes in the effort to most effectively manage portfolios.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

JOSEPH V. AMATO
PRESIDENT AND CEO
NEUBERGER BERMAN ALTERNATIVE FUNDS

1

Absolute Return Multi-Manager Fund Commentary (Unaudited)

Neuberger Berman Absolute Return Multi-Manager Fund Institutional Class generated a 2.01% total return for the 12 months ended October 31, 2020 (the reporting period), underperforming its primary benchmark, the HFRX Global Hedge Fund Index (the Index), which posted a 3.69% total return for the same period. (Performance for all share classes is provided in the table following this letter.)

Global equity market performance was positive overall for the reporting period, as measured by the MSCI All Country World Index (Net), which returned 4.89%, though some individual countries and sectors posted negative returns. Markets were strong pre-pandemic before facing extreme volatility in March and April 2020, and then settling again late in the reporting period. While equities have rallied in recent months, volatility remains at more elevated levels when compared to historical averages. U.S. Treasury yields moved significantly lower, while the yield curve steepened. The U.S. dollar weakened modestly during the reporting period. Commodity pricing was mixed, as gold and natural gas prices increased, while crude oil prices declined.

Gains from the Fund's allocations to long/short equity, global macro/managed futures and merger arbitrage/event driven outpaced losses from long/short credit strategies. From a risk management perspective, we were pleased that the Fund's volatility and betas* compared to the S&P 500® and Bloomberg Barclays U.S. Aggregate Bond Indices were all in line with our expectations.

The allocation to long/short equity strategies was the largest contributor for the reporting period, with absolute gains across all subadvisers following that strategy. Gains from longs outpaced losses from shorts and the managers in aggregate generated positive returns from both longs and shorts.

The allocation to global macro/managed futures strategy was the second largest contributor for the reporting period. Within this category, the managed futures allocation was responsible for the majority of gains, driven mainly by interest rate positioning and, to a lesser degree, commodity and currency positioning, which outpaced losses from equity positioning. Gains within the systematic currency strategy came primarily from long Japanese yen positioning, as well as long U.S. dollar positioning versus the euro and Canadian dollar.

The merger arbitrage/event driven allocation contributed to results, as a number of deals progressed and closed during the reporting period.

The Fund's allocation to long/short credit strategies was a detractor from performance. The asset-backed securities strategy was responsible for the bulk of losses, driven mainly by commercial mortgage-backed securities with minimal losses from other sectors. Losses from the corporate credit long/short strategy were driven primarily by floating rate bank loans. The Fund's aggregate use of futures, forward foreign currency, swap and option contracts contributed positively to performance during the reporting period.

During the reporting period, we liquidated the allocation to Fund subadviser Sound Point Capital Management, L.P.

We continue to position the portfolio to seek to benefit if volatility remains at current levels, with the potential to outperform if interest rates and/or volatility increase. The Fund's largest strategy allocation is long/short equity. We anticipate the pandemic will create a high dispersion of winners and losers over the medium to long term for our subadvisers to identify. Additionally, we believe moderately high volatility has the potential to enable our subadvisers to make their investments more tactically to exploit what they view as attractive entry/exit points. The Fund's second largest allocation is credit, namely to asset-backed securities. We view this as a defensive allocation given the short duration and seniority of positioning within capital structures. The Fund's third largest allocation is to global macro/managed futures strategies. We believe that the level of market volatility has the potential to remain elevated and that factor has historically been beneficial for these strategies. The Fund's fourth largest allocation is to merger arbitrage/event driven strategies. While merger spreads (the amount that can be made as profit when a merger closes) have generally tightened

2

since March 2020, they still remain attractive to us on a percentage basis, especially when compared to the current low interest rate environment.

Sincerely,

DAVID KUPPERMAN, JEFF MAJIT AND FRED INGHAM
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers and subadvisers. The opinions are as of the date of this report and are subject to change without notice.

* Beta is a measure of the systematic risk of a portfolio. It is the covariance of the portfolio and a market index divided by the variance of the market index. Beta measures the historical sensitivity of a portfolio's returns to movements in the market index. The beta of the market index will always be one. A portfolio with a beta above the market index (i.e. >1) means that the portfolio has greater volatility than the market index. If the beta of the portfolio is 1.2, a market increase in return of 1% implies a 1.2% increase in the portfolio's return. If the beta of the portfolio is 0.8, a market decrease in return of 1% implies a 0.8% decrease in the portfolio's return.

3

Absolute Return Multi-Manager Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NABIX
Class A	NABAX
Class C	NABCX
Class R6	NRABX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Asset-Backed Securities	6.5%	—%
Collateralized Mortgage Obligations	10.0	—
Commercial Mortgage-Backed Securities	6.1	—
Common Stocks	34.4	(6.3)
Convertible Bonds	0.0	—
Convertible Preferred Stocks	0.1	—
Corporate Bonds	0.0	—
Loan Assignments	0.2	—
Preferred Stocks	0.0	—
Rights	0.3	—
Warrants	0.2	—
Short-Term Investments	31.7	—
Other Assets Less Liabilities	16.8 *	—
Total	106.3%	(6.3)%

*  Includes the impact of the Fund's open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS3

		Average Annual Total Return Ended 10/31/2020
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	05/15/2012	2.01%	1.60%	1.97%
Class A	05/15/2012	1.58%	1.24%	1.60%
Class C	05/15/2012	0.96%	0.49%	0.85%
Class R6[3]	12/31/2013	2.10%	1.67%	2.02%
With Sales Charge
Class A		–4.28%	0.05%	0.90%
Class C		–0.03%	0.49%	0.85%
Index
HFRX Global Hedge Fund Index[1,2]		3.69%	1.80%	1.73%
S&P 500® Index[1,2]		9.71%	11.71%	13.43%
Bloomberg Barclays U.S. Aggregate Bond Index[1,2]		6.19%	4.08%	3.26%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Consolidated Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 2.67%, 3.05%, 3.79% and 2.62% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 2.37%, 2.74%, 3.48% and 2.29% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended October 31, 2020, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

4

Absolute Return Multi-Manager Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

5

Endnotes

1  Please see "Glossary of Indices" on page 7 for a description of indices. Please note that individuals cannot invest directly in any index. The S&P 500® and the Bloomberg Barclays U.S. Aggregate Bond Indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. The HFRX Global Hedge Fund Index does take into account fees and expenses, but not tax consequences, of investing since it is based on the underlying hedge funds' net returns. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3  The performance information for Class R6 prior to the class's inception date is that of the Institutional Class of Neuberger Berman Absolute Return Multi-Manager Fund. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

6

Glossary of Indices

Bloomberg Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

HFRX Global Hedge Fund Index:

The index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

7

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2020 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

8

Expense Example (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Expenses Paid During the Period 5/1/2020 - 10/31/2020(1)(3)	Expense Ratio	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Expenses Paid During the Period 5/1/2020 - 10/31/2020(2)(3)	Expense Ratio
Absolute Return Multi-Manager Fund
Institutional Class	$1,000.00	$1,038.50	$10.81	2.11%	$1,000.00	$1,014.53	$10.68	2.11%
Class A	$1,000.00	$1,036.20	$12.59	2.46%	$1,000.00	$1,012.77	$12.45	2.46%
Class C	$1,000.00	$1,033.00	$16.46	3.22%	$1,000.00	$1,008.95	$16.26	3.22%
Class R6	$1,000.00	$1,039.40	$10.25	2.00%	$1,000.00	$1,015.08	$10.13	2.00%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one -half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/366 (to reflect the one-half year period shown).

(3)  Includes expenses of the Fund's subsidiary (See Note A of the Notes to Consolidated Financial Statements).

9

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ October 31, 2020

Investments	Shares	Value
Long Positions 89.5%
Common Stocks 34.4%
Aerospace & Defense 0.7%
Hexcel Corp.(a)	900	$30,132
Kaman Corp.(a)	6,583	261,082
PAE, Inc.*(a)	46,065	364,835
		656,049
Airlines 0.0%(b)
American Airlines Group, Inc.(a)	623	7,027
American Airlines Group, Inc. Escrow*(c)	14,383	288
		7,315
Automobiles 0.3%
General Motors Co.(a)	7,155	247,062
Banks 0.7%
JPMorgan Chase & Co.(a)	5,892	577,651
Societe Generale SA (France)*(a)	131	1,776
UniCredit SpA (Italy)*	13,305	99,188
		678,615
Biotechnology 0.4%
BioSpecifics Technologies Corp.*	900	79,290
Grifols SA, ADR (Spain)	13,100	222,438
Regeneron Pharmaceuticals, Inc.*(a)	222	120,670
		422,398
Capital Markets 0.8%
BlackRock, Inc.(a)	176	105,461
Eaton Vance Corp.	3,500	209,265
Forum Merger III Corp., Class A*	6,100	58,987
Goldman Sachs Group, Inc. (The)(a)	498	94,142
Morgan Stanley(a)	3,545	170,692
Pershing Square Tontine Holdings Ltd., Class A*	6,180	137,443
Tortoise Acquisition Corp. II*	1,700	17,379
		793,369
Chemicals 0.2%
Air Products and Chemicals, Inc.	600	165,744
Ferro Corp.*	2,800	36,008
		201,752
Investments	Shares	Value
Commercial Services & Supplies 0.4%
Clean Harbors, Inc.*(a)(d)	6,456	$341,974
Communications Equipment 0.3%
4L Holdings Corp.*(c)	3,790	1,895
Acacia Communications, Inc.*(a)	3,600	243,864
Comtech Telecommunications Corp.(a)	3,400	48,960
		294,719
Construction & Engineering 0.9%
Quanta Services, Inc.	3,275	204,458
Valmont Industries, Inc.(a)	4,460	633,097
		837,555
Construction Materials 0.4%
Eagle Materials, Inc.	1,697	144,670
Martin Marietta Materials, Inc.	815	217,075
		361,745
Distributors 0.6%
LKQ Corp.*(a)	17,985	575,340
Diversified Consumer Services 0.6%
Regis Corp.*(a)	42,890	237,610
Terminix Global Holdings, Inc.*	7,920	372,953
		610,563
Diversified Telecommunication Services 0.5%
Cincinnati Bell, Inc.*(a)	8,600	129,430
GCI Liberty, Inc., Class A*(a)	4,900	398,027
		527,457
Electric Utilities 1.0%
NextEra Energy, Inc.(a)	10,004	732,393
PNM Resources, Inc.	5,000	250,000
		982,393
Electrical Equipment 0.7%
Array Technologies, Inc.*	7,800	287,430
Regal Beloit Corp.(a)	4,256	419,854
		707,284
Electronic Equipment, Instruments & Components 0.3%
Fitbit, Inc., Class A*(a)	43,600	306,944
Investments	Shares	Value
Entertainment 0.1%
Walt Disney Co. (The)(a)	744	$90,210
Equity Real Estate Investment Trusts (REITs) 0.7%
Equinix, Inc.(a)	661	483,350
Front Yard Residential Corp.(a)	3,400	45,526
Jernigan Capital, Inc.(a)	7,500	129,675
Taubman Centers, Inc.(a)	1,600	53,472
		712,023
Food & Staples Retailing 0.2%
Cia Brasileira de Distribuicao, ADR (Brazil)	1,183	12,729
Magnit PJSC, GDR (Russia)(e)	1,164	16,052
Wal-Mart de Mexico SAB de CV (Mexico)	14,253	34,437
X5 Retail Group NV, GDR (Russia)(e)	3,122	109,707
		172,925
Food Products 0.4%
Nomad Foods Ltd. (United Kingdom)*	16,441	398,694
Health Care Equipment & Supplies 2.1%
Envista Holdings Corp.*(a)	20,928	552,918
Surgalign Holdings, Inc.*(a)	11,900	20,706
Varian Medical Systems, Inc.*(a)	4,600	794,880
Wright Medical Group NV*	17,700	541,443
Zimmer Biomet Holdings, Inc.	658	86,922
		1,996,869
Health Care Providers & Services 0.1%
Option Care Health, Inc.*(a)	3,775	50,321
Shanghai Pharmaceuticals Holding Co. Ltd., Class H (China)	9,303	14,441
Sinopharm Group Co. Ltd., Class H (China)	5,222	11,997
		76,759
Health Care Technology 0.3%
Multiplan Corp., Class A*	43,247	315,703

See Notes to Consolidated Financial Statements

10

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Investments	Shares	Value
Hotels, Restaurants & Leisure 0.2%
Dunkin' Brands Group, Inc.	400	$39,884
Penn National Gaming, Inc.*	2,485	134,140
		174,024
Household Durables 0.8%
Lennar Corp., Class A(a)	2,810	197,346
Lennar Corp., Class B(a)	3,887	221,132
Skyline Champion Corp.*	10,120	259,578
Toll Brothers, Inc.(a)	3,400	143,752
		821,808
Independent Power and Renewable Electricity Producers 0.2%
Sunnova Energy International, Inc.*(a)	6,135	147,608
Industrial Conglomerates 0.0%(b)
Smiths Group plc (United Kingdom)	1,394	24,010
Insurance 2.1%
AIA Group Ltd. (Hong Kong)	22,647	215,535
Aon plc, Class A	760	139,848
Chubb Ltd.	1,235	160,439
Genworth Financial, Inc., Class A*(a)	10,800	42,444
National General Holdings Corp.(a)	11,150	378,765
Root, Inc., Class A*	1,050	25,168
RSA Insurance Group plc (United Kingdom)	14,798	81,208
Stewart Information Services Corp.(a)	4,592	194,655
Syncora Holdings Ltd.*	58,200	16,296
Willis Towers Watson plc	4,300	784,664
		2,039,022
Interactive Media & Services 1.7%
Actua Corp.*(c)(f)	6,700	335
Alphabet, Inc., Class A*	138	223,023
Baidu, Inc., ADR (China)*	283	37,653
Facebook, Inc., Class A*(a)	1,828	480,965
Mail.Ru Group Ltd., GDR (Russia)*(e)	928	24,360
Investments	Shares	Value
SINA Corp. (China)*	3,400	$145,690
Sohu.com Ltd., ADR (China)*	3,200	60,288
Tencent Holdings Ltd. (China)	4,833	369,269
Yandex NV, Class A (Russia)*	1,015	58,434
Zillow Group, Inc., Class C*(a)	2,355	208,700
		1,608,717
Internet & Direct Marketing Retail 3.8%
Alibaba Group Holding Ltd., ADR (China)*	1,759	535,950
Altaba, Inc. Escrow*(c)	58,906	1,331,276
Amazon.com, Inc.*(a)	104	315,759
ASOS plc (United Kingdom)*(a)	333	19,016
Booking Holdings, Inc.*(a)	356	577,610
eBay, Inc.(a)	1,587	75,589
Expedia Group, Inc.	664	62,516
Expedia Group, Inc.(a)	70	6,590
Grubhub, Inc.*(a)	7,298	539,760
MercadoLibre, Inc. (Argentina)*	159	193,034
MercadoLibre, Inc. (Argentina)*(a)	16	19,425
		3,676,525
IT Services 0.9%
Cognizant Technology Solutions Corp., Class A(a)	2,320	165,694
Fidelity National Information Services, Inc.(a)	990	123,344
PayPal Holdings, Inc.*(a)	1,587	295,388
Virtusa Corp.*	3,300	165,990
Visa, Inc., Class A(a)	850	154,454
		904,870
Life Sciences Tools & Services 0.4%
Eurofins Scientific SE (Luxembourg)*(a)	207	164,852
Gerresheimer AG (Germany)	350	35,178
Thermo Fisher Scientific, Inc.(a)	347	164,173
		364,203
Investments	Shares	Value
Machinery 0.2%
Navistar International Corp.*(a)	5,100	$219,861
Marine 0.3%
Kirby Corp.*(a)	7,043	271,085
Media 0.3%
Deluxe Television GmbH (Germany)*	16,063	7,758
Discovery, Inc., Class C*(a)	3,000	54,960
Loral Space & Communications, Inc.(a)	4,585	79,825
Stroeer SE & Co. KGaA (Germany)*	1,842	133,115
Tribune Co. Litigation, Class 1C*(c)(f)	302,443	—
		275,658
Metals & Mining 0.0%(b)
Artemis Gold, Inc. (Canada)*	605	2,225
Conic Metals Corp. (Canada)*	11,300	2,078
		4,303
Oil, Gas & Consumable Fuels 0.1%
Concho Resources, Inc.	1,300	53,963
Falcon Minerals Corp.(a)	3,400	6,256
Southcross Energy Partners LP*(c)	49,093	4,909
		65,128
Paper & Forest Products 0.3%
Canfor Corp. (Canada)*	3,200	38,814
Clearwater Paper Corp.*	8,067	299,689
		338,503
Personal Products 0.8%
elf Beauty, Inc.*(a)	24,563	497,892
Estee Lauder Cos., Inc. (The), Class A(a)	595	130,698
Unilever NV (United Kingdom)	2,758	155,947
		784,537
Pharmaceuticals 1.6%
AMAG Pharmaceuticals, Inc.*	10,800	148,176

See Notes to Consolidated Financial Statements

11

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Investments	Shares	Value
Aralez Pharmaceuticals, Inc. (Canada)*(c)	345	$—
Dr Reddy's Laboratories Ltd., ADR (India)	940	60,922
Hikma Pharmaceuticals plc (Jordan)	2,369	77,033
Johnson & Johnson(a)	167	22,897
MyoKardia, Inc.*	3,800	849,414
Roche Holding AG (Switzerland)(a)	1,254	403,094
Teva Pharmaceutical Industries Ltd., ADR (Israel)*	513	4,473
		1,566,009
Professional Services 0.7%
Intertrust NV (Netherlands)(e)	37,966	588,087
SGS SA (Registered) (Switzerland)(a)	45	112,433
		700,520
Road & Rail 0.4%
Canadian National Railway Co. (Canada)(a)	4,392	436,785
Semiconductors & Semiconductor Equipment 1.3%
Broadcom, Inc.(a)	775	270,963
Enphase Energy, Inc.*(a)	1,650	161,849
Inphi Corp.*	1,100	153,736
Maxim Integrated Products, Inc.(a)	3,600	250,740
QUALCOMM, Inc.	1,680	207,245
SunEdison, Inc.*(c)(f)	16,689	—
Xilinx, Inc.	1,500	178,035
		1,222,568
Software 2.1%
Fair Isaac Corp.*(a)	442	173,021
Jamf Holding Corp.*(a)	4,096	133,529
Microsoft Corp.(a)	1,000	202,470
MobileIron, Inc.*	13,900	97,856
PTC, Inc.*(a)	4,168	349,612
salesforce.com, Inc.*(a)	655	152,137
SAP SE (Germany)(a)	4,084	435,166
Tenable Holdings, Inc.*(a)	13,760	469,354
		2,013,145
Investments	Shares	Value
Specialty Retail 1.1%
Bed Bath & Beyond, Inc.(a)	10,270	$203,346
Frasers Group plc (United Kingdom)*	9,144	44,399
Hudson Ltd., Class A*	21,100	161,204
RH*(a)	968	324,503
Tiffany & Co.(a)	2,700	353,268
Toys R Us, Inc.*(c)	1,040	24,960
		1,111,680
Technology Hardware, Storage & Peripherals 0.7%
Apple, Inc.(a)	5,013	545,715
Dell Technologies, Inc., Class C*(a)	700	42,182
Samsung Electronics Co. Ltd., GDR (South Korea)(a)(e)	111	140,193
		728,090
Textiles, Apparel & Luxury Goods 1.2%
adidas AG (Germany)*(a)	1,346	399,743
Capri Holdings Ltd.*	1,382	29,326
G-III Apparel Group Ltd.*(a)	39,612	533,970
Steven Madden Ltd.	6,481	155,609
Tapestry, Inc.(a)	2,271	50,484
		1,169,132
Trading Companies & Distributors 0.3%
BMC Stock Holdings, Inc.*	2,500	98,975
Brenntag AG (Germany)	2,623	167,652
IMCD NV (Netherlands)	234	27,105
		293,732
Transportation Infrastructure 0.0%(b)
Macquarie Infrastructure Corp.(a)	1,600	41,280
Wireless Telecommunication Services 0.2%
T-Mobile US, Inc.*(a)	1,575	172,573
Total Common Stocks (Cost $31,227,494)		33,491,093
Investments	Principal Amount	Value
Collateralized Mortgage Obligations 10.0%
Alternative Loan Trust, Series 2005-21CB, Class A17, 6.00%, 6/25/2035	$677,023	$651,983
Bellemeade Re Ltd. (Bermuda), Series 2020-2A, Class M1C, (ICE LIBOR USD 1 Month + 4.00%, 4.00% Floor), 4.15%, 8/26/2030(g)(h)	1,750,000	1,758,746
Series 2020-3A, Class M1B, (ICE LIBOR USD 1 Month + 2.85%, 2.85% Floor), 3.00%, 10/25/2030(g)(h)	1,000,000	999,922
Chase Mortgage Finance Trust, Series 2007-A2, Class 3A2, 3.79%, 6/25/2035(i)	116,665	113,856
Citicorp Mortgage Securities Trust, Series 2006-3, Class 1A10, 6.25%, 6/25/2036	918,251	942,722
Connecticut Avenue Securities Trust, Series 2019-R02, Class 1M2, (ICE LIBOR USD 1 Month + 2.30%, 2.30% Floor), 2.45%, 8/25/2031(g)(h)	539,422	536,034
FHLMC STACR REMIC Trust, Series 2020-DNA4, Class M2, (ICE LIBOR USD 1 Month + 3.75%), 3.90%, 8/25/2050(g)(h)	1,000,000	1,011,117

See Notes to Consolidated Financial Statements

12

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Investments	Principal Amount	Value
FHLMC Structured Agency Credit Risk Debt Notes, Series 2015-DN1, Class M3, (ICE LIBOR USD 1 Month + 4.15%), 4.30%, 1/25/2025(h)	$223,751	$226,160
Series 2016-DNA1, Class M3, (ICE LIBOR USD 1 Month + 5.55%), 5.70%, 7/25/2028(h)	800,824	841,938
FNMA Connecticut Avenue Securities, Series 2016-C05, Class 2M2, (ICE LIBOR USD 1 Month + 4.45%, 4.45% Floor), 4.60%, 1/25/2029(h)	497,525	514,318
Series 2017-C02, Class 2M2, (ICE LIBOR USD 1 Month + 3.65%), 3.80%, 9/25/2029(h)	1,117,975	1,128,260
MASTR Alternative Loan Trust, Series 2004-10, Class 4A1, 6.00%, 9/25/2034	20,848	21,341
RFMSI Series Trust, Series 2006-S12, Class 3A4, 5.75%, 12/25/2036	693,751	672,242
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-S1, Class 1A11, 5.50%, 3/25/2034	53,440	54,841
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-1, Class 1A1, 5.50%, 3/25/2035	265,230	266,870
Total Collateralized Mortgage Obligations (Cost $9,781,952)		9,740,350
Investments	Principal Amount	Value
Asset-Backed Securities 6.5%
Catamaran CLO Ltd. (Cayman Islands), Series 2015-1A, Class DR, (ICE LIBOR USD 3 Month + 2.80%), 3.02%, 4/22/2027(g)(h)	$1,000,000	$931,101
Series 2016-1A, Class C, (ICE LIBOR USD 3 Month + 3.85%), 4.07%, 1/18/2029(g)(h)	1,000,000	940,301
JP Morgan Mortgage Acquisition Trust, Series 2007-CH1, Class AF6, 4.85%, 11/25/2036(j)	32,798	33,636
Midocean Credit CLO VII (Cayman Islands), Series 2017-7A, Class D, (ICE LIBOR USD 3 Month + 3.88%), 4.12%, 7/15/2029(g)(h)	1,000,000	913,915
Mountain View CLO LLC (Cayman Islands), Series 2017-1A, Class D, (ICE LIBOR USD 3 Month + 3.60%), 3.83%, 10/16/2029(g)(h)	1,000,000	898,142
New Residential Mortgage LLC, Series 2018-FNT2, Class D, 4.92%, 7/25/2054(g)	685,505	660,699
Progress Residential Trust, Series 2018-SFR3, Class E, 4.87%, 10/17/2035(a)(g)	1,000,000	1,027,660
WhiteHorse X Ltd. (Cayman Islands), Series 2015-10A, Class DR, (ICE LIBOR USD 3 Month + 3.00%, 3.00% Floor), 3.22%, 4/17/2027(g)(h)	1,000,000	910,981
Total Asset-Backed Securities (Cost $6,747,572)		6,316,435
Investments	Principal Amount	Value
Commercial Mortgage-Backed Securities 6.1%
CHC Commercial Mortgage Trust, Series 2019-CHC, Class E, (ICE LIBOR USD 1 Month + 2.35%, 2.35% Floor), 2.50%, 6/15/2034(a)(g)(h)	$995,703	$852,698
CHT Mortgage Trust, Series 2017-CSMO, Class F, (ICE LIBOR USD 1 Month + 3.74%, 3.74% Floor), 3.89%, 11/15/2036(a)(g)(h)	1,000,000	923,570
CORE Mortgage Trust, Series 2019-CORE, Class F, (ICE LIBOR USD 1 Month + 2.35%, 2.35% Floor), 2.50%, 12/15/2031(a)(g)(h)	1,100,000	1,057,424
Hawaii Hotel Trust, Series 2019-MAUI, Class F, (ICE LIBOR USD 1 Month + 2.75%, 2.75% Floor), 2.90%, 5/15/2038(a)(g)(h)	1,700,000	1,461,920
Hilton Orlando Trust, Series 2018-ORL, Class E, (ICE LIBOR USD 1 Month + 2.65%, 2.65% Floor), 2.80%, 12/15/2034(a)(g)(h)	1,625,000	1,397,875
Palisades Center Trust, Series 2016-PLSD, Class D, 4.74%, 4/13/2033(g)	1,000,000	268,190
Total Commercial Mortgage-Backed Securities (Cost $7,461,037)		5,961,677

See Notes to Consolidated Financial Statements

13

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Investments	No. of Rights	Value
Rights 0.3%
Biotechnology 0.2%
Achillion Pharmaceuticals, Inc., CVR*(c)	23,300	$11,650
Alder Biopharmaceuticals, Inc., CVR*(c)	35,400	44,250
Ambit Biosciences Corp. (Daichi Sankyo Co. Ltd.), CVR*(c)(f)	70,000	141,750
Clementia Pharmaceuticals, Inc., CVR (France)*(c)(f)	3,200	—
Phenomix Corp., CVR*(c)(f)	13,900	10,425
Stemline Therapeutics, Inc., CVR*(c)(f)	11,800	—
Tobira Therapeutics, Inc., CVR*(c)(f)	6,900	414
		208,489
Media 0.0%
Media General, Inc., CVR*(c)(f)	76,116	—
Metals & Mining 0.0%(b)
Pan American Silver Corp., CVR (Canada)*	39,600	28,512
Pharmaceuticals 0.1%
Bristol-Myers Squibb Co., CVR*	12,282	40,039
Dova Pharmaceuticals, Inc., CVR (Sweden)*(c)	8,800	4,400
Elanco Animal Health, Inc., CVR*(c)	15,100	151
Omthera Pharmaceuticals, Inc. (AstraZeneca plc), CVR (United Kingdom)*(c)(f)	100	—
		44,590
Total Rights (Cost $84,185)		281,591
Investments	Principal Amount	Value
Loan Assignments 0.2%
Media 0.2%
Deluxe Entertainment Services Group, Inc., 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 5.00%), 6.00%, 3/25/2024(c)(h)	$80,744	$72,482
Deluxe Entertainment Services Group, Inc., 2nd Lien Term Loan, (ICE LIBOR USD 3 Month + 6.00%), 7.00%, 9/25/2024(c)(h)	142,322	99,071
		171,553
Oil, Gas & Consumable Fuels 0.0%(b)
Lealand Finance Co. BV, Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 3.15%, 6/28/2024(h)	29,012	23,210
Specialty Retail 0.0%(b)
Toys R Us Property Co. I LLC Mezzanine Loan, Term Loan, (ICE LIBOR USD 6 Month + 0.00%), 12.50%, 2/4/2024(c)(h)	1,058	1,005
Total Loan Assignments (Cost $143,572)		195,768
	No. of Warrants
Warrants 0.2%
Capital Markets 0.0%(b)
FinTech Acquisition Corp. III, expiring 12/1/2023*(c)(f)	1,770	9,045
Forum Merger III Corp., expiring 8/24/2027*	2,033	2,297
Pershing Square Tontine Holdings Ltd., expiring 7/24/2025*	687	4,898
		16,240
Investments	No. of Warrants		Value
Oil, Gas & Consumable Fuels 0.2%
Southcross Energy Partners LP, expiring 12/31/2029*(c)		303,095	$172,764
Total Warrants (Cost $300,108)			189,004
	Principal Amount
Convertible Preferred Stocks 0.1%
Diversified Telecommunication Services 0.1%
Cincinnati Bell, Inc., Series B, 6.75%, 12/4/2020(k) (Cost $86,717)		$1,900	93,100
	Shares
Preferred Stocks 0.0%(b)
Diversified Telecommunication Services 0.0%(b)
GCI Liberty, Inc., Series A, 7.00%, 3/10/2039(a)(k) (Cost $35,613)		1,860	52,545
	Principal Amount
Convertible Bonds 0.0%(b)
Entertainment 0.0%(b)
Cineplex, Inc. (Canada), 5.75%, 9/30/2025(g) (Cost $43,406)	CAD	59,000	37,673
Corporate Bonds 0.0%
Independent Power and Renewable Electricity Producers 0.0%
GenOn Energy, Inc. Escrow, 9.50%, 10/15/2018(c)(f)(l)		354,000	—
9.88%, 10/15/2020(c)(f)(l)		1,655,000	—
Total Corporate Bonds (Cost $—)			—
Short-Term Investments 31.7%
Investment Companies 31.7%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio Institutional Class, 0.01%(a)(m) (Cost $30,840,829)		30,840,829	30,840,829
Total Long Positions (Cost $86,752,485)			87,200,065

See Notes to Consolidated Financial Statements

14

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Investments	Shares	Value
Short Positions (6.3)%(n)
Common Stocks (6.3)%
Aerospace & Defense (0.2)%
Lockheed Martin Corp.	(295)	$(103,288)
Northrop Grumman Corp.	(355)	(102,886)
		(206,174)
Banks (0.8)%
Bank of Montreal (Canada)	(1,695)	(100,927)
Canadian Imperial Bank of Commerce (Canada)	(1,590)	(118,603)
HSBC Holdings plc (United Kingdom)	(33,075)	(139,065)
National Bank of Canada (Canada)	(2,025)	(97,184)
Royal Bank of Canada (Canada)	(1,960)	(137,051)
Signature Bank	(1,890)	(152,599)
		(745,429)
Building Products (0.1)%
Builders FirstSource, Inc.*	(2,887)	(87,476)
Capital Markets (0.2)%
Apollo Global Management, Inc.	(3,410)	(125,693)
Morgan Stanley	(2,042)	(98,322)
		(224,015)
Chemicals (0.1)%
International Flavors & Fragrances, Inc.	(1,414)	(145,161)
Consumer Finance (0.3)%
Credit Acceptance Corp.*	(850)	(253,402)
Diversified Consumer Services (0.7)%
Adtalem Global Education, Inc.*	(7,780)	(182,363)
Perdoceo Education Corp.*	(20,600)	(232,574)
Strategic Education, Inc.	(2,720)	(225,923)
		(640,860)
Electrical Equipment (0.1)%
Acuity Brands, Inc.	(1,510)	(134,601)
Investments	Shares	Value
Equity Real Estate Investment Trusts (REITs) (0.4)%
AvalonBay Communities, Inc.	(890)	$(123,826)
Equity Residential	(2,535)	(119,094)
SL Green Realty Corp.	(2,930)	(125,433)
		(368,353)
Food Products (0.1)%
J M Smucker Co. (The)	(1,015)	(113,883)
Household Durables (0.2)%
Lennar Corp., Class A	(3,068)	(215,466)
Household Products (0.3)%
Church & Dwight Co., Inc.	(1,510)	(133,469)
Colgate-Palmolive Co.	(1,510)	(119,124)
		(252,593)
Industrial Conglomerates (0.2)%
3M Co.	(1,035)	(165,559)
Insurance (1.0)%
Aon plc, Class A	(4,644)	(854,542)
Trupanion, Inc.*	(990)	(70,825)
		(925,367)
IT Services (0.1)%
Western Union Co. (The)	(7,045)	(136,955)
Media (0.7)%
Discovery, Inc., Class A*	(1,707)	(34,550)
Fox Corp., Class A	(3,610)	(95,737)
Liberty Broadband Corp., Class C*	(2,842)	(402,740)
Omnicom Group, Inc.	(3,295)	(155,524)
		(688,551)
Oil, Gas & Consumable Fuels (0.2)%
ConocoPhillips	(1,898)	(54,321)
Exxon Mobil Corp.	(4,795)	(156,413)
		(210,734)
Semiconductors & Semiconductor Equipment (0.6)%
Advanced Micro Devices, Inc.*	(3,068)	(230,990)
Analog Devices, Inc.	(2,268)	(268,826)
Marvell Technology Group Ltd.	(2,555)	(95,838)
		(595,654)
Investments	Shares	Value
Software (0.0)%(b)
VMware, Inc., Class A*	(210)	$(27,033)
Total Common Stocks (Proceeds $(6,639,446))		(6,137,266)
Total Short Positions (Proceeds $(6,639,446))		(6,137,266)
Total Investments 83.2% (Cost $80,113,039)		81,062,799
Other Assets Less Liabilities 16.8%(o)		16,367,688
Net Assets 100.0%		$97,430,487

See Notes to Consolidated Financial Statements

15

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

All bonds are denominated in US dollars, unless noted otherwise.

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for futures, swaps, and/or forward foreign currency contracts with a total value of $51,075,395.

(b)  Represents less than 0.05% of net assets of the Fund.

(c)  Value determined using significant unobservable inputs.

(d)  All or a portion of this security is pledged with the custodian for securities sold short.

(e)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. At October 31, 2020, the total value of these securities amounted to $878,399, which represents 0.9% of net assets of the Fund.

(f)  Security fair valued as of October 31, 2020, in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2020, amounted to $161,969, which represents 0.2% of net assets of the Fund.

(g)  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2020, these securities amounted to $16,587,968 of long positions, which represents 17.0% of net assets for the Fund.

(h)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2020, and changes periodically.

(i)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2020.

(j)  Step bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of October 31, 2020.

(k)  Perpetual security. The rate reflected was the rate in effect on October 31, 2020. The maturity date reflects the next call date.

(l)  Defaulted security.

(m)  Represents 7-day effective yield as of October 31, 2020.

(n)  At October 31, 2020, the Fund had $5,955,164 deposited in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

(o)  Includes the impact of the Fund's open positions in derivatives at October 31, 2020.

Abbreviations

ADR  American Depositary Receipt

CAD  Canadian Dollar

CLO  Collateralized Loan Obligations

CVR  Contingent Value Rights

See Notes to Consolidated Financial Statements

16

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

FHLMC  Federal Home Loan Mortgage Corp.

FNMA  Federal National Mortgage Association

GDR  Global Depositary Receipt

ICE  Intercontinental Exchange

LIBOR  London Interbank Offered Rate

PJSC  Public Joint Stock Company

REMIC  Real Estate Mortgage Investment Conduit

SA  Société Anonyme

SpA  Società per Azioni

USD  United States Dollar

Derivative Instruments

Futures contracts ("futures")

At October 31, 2020, open positions in futures for the Fund were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long Contracts
HSCEI	1	11/2020	$63,115	$(1,453)
OMXS30 Index	3	11/2020	57,971	(3,051)
SGX FTSE China A50 Index	10	11/2020	156,770	(457)
SGX FTSE Taiwan Index	2	11/2020	86,720	(2,572)
SGX NIFTY 50 Index	2	11/2020	46,540	(719)
100 oz Gold	2	12/2020	375,980	(7,484)
Australia 10 Year Bond	10	12/2020	1,050,935	4,421
Australia 3 Year Bond	63	12/2020	5,201,206	12,069
Canada 10 Year Bond	3	12/2020	340,104	(1,382)
Canada 10 Year Bond	5	12/2020	566,839	(3,168)
CBOE Volatility Index	1	12/2020	34,075	623
Copper	3	12/2020	228,562	8,169
Corn	11	12/2020	219,175	3,560
Cotton No. 2	11	12/2020	379,060	9,331
Euro-Bobl	46	12/2020	7,279,086	18,443
Euro-BTP	8	12/2020	1,393,760	39,281
Euro-Bund	3	12/2020	615,459	5,625
Euro-Bund	15	12/2020	3,077,297	19,729
Euro-Buxl	2	12/2020	532,851	21,149
Euro-OAT	4	12/2020	792,474	6,492
Euro-OAT	12	12/2020	2,377,423	16,966
Euro-Schatz	115	12/2020	15,062,972	6,100
Foreign Exchange CHF/USD	1	12/2020	136,462	(889)
Foreign Exchange JPY/USD	3	12/2020	358,406	4,245
Foreign Exchange USD/SEK	1	12/2020	100,053	1,647
KC HRW Wheat	7	12/2020	189,437	9,895
Long Gilt	3	12/2020	527,320	(2,729)

See Notes to Consolidated Financial Statements

17

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long Gilt	4	12/2020	$703,094	$(2,499)
Milling Wheat No. 2	11	12/2020	131,474	7,618
MSCI Emerging Markets E-Mini Index	3	12/2020	165,285	(1,865)
NASDAQ 100 E-Mini Index	2	12/2020	441,850	(8,824)
Palladium	1	12/2020	221,720	877
Russell 2000 E-Mini Index	2	12/2020	153,680	(2,376)
S&P 500 E-Mini Index	2	12/2020	326,470	(10,763)
Silver	1	12/2020	118,230	(15,727)
Soybean Meal	11	12/2020	416,460	31,192
Soybean Oil	11	12/2020	221,826	(994)
U.S. Treasury 2 Year Note	13	12/2020	2,870,969	—
U.S. Treasury Ultra Bond	1	12/2020	215,000	(8,845)
Wheat	8	12/2020	239,400	6,305
Canola	26	1/2021	211,778	(1,389)
Platinum	1	1/2021	42,420	(628)
Rapeseed	5	1/2021	112,389	(2,039)
Soybean	9	1/2021	475,313	(7,898)
Lean Hogs	1	2/2021	26,220	(1,473)
Sugar No. 11	16	2/2021	257,331	7,316
3 Month Canadian Bankers Acceptance	26	3/2021	4,855,851	2,068
3 Month Sterling	63	3/2021	10,200,022	(954)
3 Month Canadian Bankers Acceptance	22	6/2021	4,108,797	2,275
3 Month Euro Euribor	38	6/2021	11,126,134	2,363
3 Month Sterling	55	6/2021	8,907,898	(311)
3 Month Euro Euribor	50	12/2021	14,642,562	3,343
3 Month Eurodollar	11	12/2021	2,743,538	(657)
3 Month Sterling	55	12/2021	8,908,789	(1,830)
3 Month Sterling	31	6/2022	5,018,557	(2,012)
3 Month Euro Euribor	29	12/2022	8,491,420	1,401
3 Month Sterling	38	12/2022	6,151,164	(1,631)
3 Month Eurodollar	5	12/2023	1,243,625	(821)
Total Long Contracts			$134,999,318	$155,063
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short Contracts
CAC 40 10 Euro Index	(2)	11/2020	$(106,915)	$(485)
MSCI Singapore Index	(12)	11/2020	(242,161)	4,334
Coffee 'C'	(2)	12/2020	(78,300)	(43)
Foreign Exchange AUD/USD	(99)	12/2020	(6,959,700)	207,968
Foreign Exchange CAD/USD	(21)	12/2020	(1,576,995)	18,981
Foreign Exchange EUR/USD	(38)	12/2020	(5,536,125)	68,686

See Notes to Consolidated Financial Statements

18

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Foreign Exchange GBP/USD	(19)	12/2020	$(1,539,119)	$2,089
Foreign Exchange MXN/USD	(2)	12/2020	(46,860)	(1,041)
Foreign Exchange NZD/USD	(1)	12/2020	(66,100)	693
Foreign Exchange ZAR/USD	(4)	12/2020	(122,500)	(3,655)
FTSE 100 Index	(2)	12/2020	(144,150)	69
Japan 10 Year Bond	(3)	12/2020	(4,352,070)	(1,047)
Live Cattle	(1)	12/2020	(43,320)	(1,852)
Low Sulphur Gasoil	(2)	12/2020	(61,400)	2,747
S&P 500 E-Mini Index	(6)	12/2020	(979,410)	32,222
U.S. Treasury 5 Year Note	(4)	12/2020	(502,406)	27
U.S. Treasury 10 Year Note	(5)	12/2020	(691,094)	806
U.S. Treasury Long Bond	(2)	12/2020	(344,938)	60
Robusta Coffee	(2)	1/2021	(27,020)	(1,660)
Cocoa	(4)	3/2021	(92,200)	199
3 Month Eurodollar	(7)	6/2022	(1,744,925)	75
3 Month Eurodollar	(4)	12/2022	(996,650)	68
Total Short Contracts			$(26,254,358)	$329,241
Total Futures				$484,304

For the year ended October 31, 2020, the average notional value for the months where the Fund had futures outstanding was $100,280,100 for long positions and $(23,774,643) for short positions. At October 31, 2020, the Fund had $1,416,121 deposited in segregated accounts to cover margin requirements on open futures.

Forward foreign currency contracts ("forward contracts")

At October 31, 2020, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
GBP	10,897	USD	14,099	JPM	11/20/2020	$20
USD	462,818	CHF	419,331	JPM	11/20/2020	5,279
USD	2,487,203	EUR	2,100,032	JPM	11/20/2020	40,484
USD	233,198	GBP	177,981	JPM	11/20/2020	2,600
USD	607,846	HKD	4,711,706	JPM	11/20/2020	90
USD	25,804	SEK	226,390	JPM	11/20/2020	358
SEK	45,000	USD	5,058	JPM	12/9/2020	1
USD	24,781	CAD	33,000	JPM	12/9/2020	8
USD	142,271	EUR	120,000	JPM	12/9/2020	2,396
USD	116,475	SEK	1,030,000	JPM	12/9/2020	674
AUD	10,000	USD	7,018	SG	12/16/2020	12
CAD	80,000	USD	59,870	SG	12/16/2020	191
CHF	1,250,000	USD	1,364,150	SG	12/16/2020	958
CLP**	17,230,000	USD	22,088	JPM	12/16/2020	191
CLP**	73,710,000	USD	94,517	SG	12/16/2020	792

See Notes to Consolidated Financial Statements

19

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
EUR	1,388,886	PLN	6,270,000	SG	12/16/2020	$35,204
EUR	10,000	TRY	92,069	JPM	12/16/2020	913
EUR	880,000	TRY	8,221,915	SG	12/16/2020	66,313
GBP	1,290,000	USD	1,668,102	SG	12/16/2020	3,654
ILS	360,000	USD	105,330	SG	12/16/2020	228
JPY	177,809,924	AUD	2,360,000	SG	12/16/2020	40,177
JPY	201,900,000	USD	1,913,968	SG	12/16/2020	15,685
KRW**	34,920,000	USD	30,002	JPM	12/16/2020	711
KRW**	1,340,440,000	USD	1,141,651	SG	12/16/2020	37,288
MXN	8,450,000	USD	389,371	SG	12/16/2020	7,063
NZD	100,000	USD	65,869	SG	12/16/2020	253
PHP**	370,000	USD	7,584	JPM	12/16/2020	32
PHP**	56,300,000	USD	1,153,477	SG	12/16/2020	5,400
PLN	90,000	EUR	19,453	SG	12/16/2020	58
SEK	1,580,000	USD	176,886	SG	12/16/2020	777
SGD	2,350,000	USD	1,716,540	SG	12/16/2020	3,911
THB	12,940,000	USD	413,305	SG	12/16/2020	1,778
USD	2,279,140	AUD	3,200,000	SG	12/16/2020	29,331
USD	37,865	BRL**	210,000	JPM	12/16/2020	1,332
USD	573,688	BRL**	3,180,000	SG	12/16/2020	20,477
USD	2,260,243	CAD	2,990,000	SG	12/16/2020	15,508
USD	988,562	CHF	900,000	SG	12/16/2020	5,682
USD	14,996	CLP**	11,540,000	SG	12/16/2020	74
USD	3,008,671	EUR	2,560,000	SG	12/16/2020	24,022
USD	766,530	GBP	590,000	SG	12/16/2020	1,928
USD	741,177	HUF	229,050,000	SG	12/16/2020	14,349
USD	132,467	ILS	450,000	SG	12/16/2020	520
USD	301,860	INR**	22,450,000	JPM	12/16/2020	1,930
USD	1,297,192	INR**	96,270,000	SG	12/16/2020	11,038
USD	13,464	KRW**	15,290,000	JPM	12/16/2020	17
USD	79,727	KRW**	89,920,000	SG	12/16/2020	642
USD	44,650	MXN	950,000	SG	12/16/2020	80
USD	468,352	NOK	4,320,000	SG	12/16/2020	15,909
USD	672,725	NZD	1,010,000	SG	12/16/2020	4,887
USD	23,116	PHP**	1,120,000	SG	12/16/2020	62
USD	954,642	PLN	3,680,000	SG	12/16/2020	24,910
USD	956,490	SEK	8,440,000	SG	12/16/2020	7,462
USD	1,924,440	SGD	2,620,000	SG	12/16/2020	6,321
USD	35,385	TRY	280,000	JPM	12/16/2020	2,704
USD	901,273	TRY	7,100,000	SG	12/16/2020	72,560
ZAR	3,270,000	USD	196,609	SG	12/17/2020	3,272
Total unrealized appreciation						$538,516
See Notes to Consolidated Financial Statements

20

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
CHF	10,568	USD	11,588	JPM	11/20/2020	$(57)
USD	18,815	HKD	145,868	JPM	11/20/2020	—
USD	8,912	SEK	79,328	JPM	11/20/2020	(4)
CAD	630,000	USD	480,336	JPM	12/9/2020	(7,396)
EUR	29,500	USD	34,592	JPM	12/9/2020	(206)
GBP	117,600	USD	155,465	JPM	12/9/2020	(3,076)
SEK	1,094,000	USD	125,462	JPM	12/9/2020	(2,465)
USD	15,292	GBP	12,000	JPM	12/9/2020	(258)
USD	11,792	SEK	105,000	JPM	12/9/2020	(13)
AUD	2,200,000	JPY	167,540,080	SG	12/16/2020	(54,510)
AUD	3,680,000	USD	2,647,656	SG	12/16/2020	(60,371)
BRL**	1,570,000	USD	290,537	SG	12/16/2020	(17,407)
CAD	3,870,000	USD	2,935,866	SG	12/16/2020	(30,474)
CHF	910,000	USD	1,000,231	SG	12/16/2020	(6,433)
CLP**	18,660,000	USD	24,281	JPM	12/16/2020	(153)
CLP**	79,320,000	USD	103,097	SG	12/16/2020	(534)
EUR	149,099	PLN	690,000	SG	12/16/2020	(493)
EUR	10,000	TRY	99,975	SG	12/16/2020	(10)
EUR	3,180,000	USD	3,752,991	SG	12/16/2020	(45,496)
GBP	570,000	USD	744,720	SG	12/16/2020	(6,037)
HUF	181,049,999	USD	596,338	SG	12/16/2020	(21,826)
ILS	6,120,000	USD	1,803,515	SG	12/16/2020	(9,043)
INR**	183,750,000	USD	2,480,679	SG	12/16/2020	(25,801)
JPY	11,750,596	AUD	160,000	SG	12/16/2020	(185)
JPY	58,880,000	USD	563,972	SG	12/16/2020	(1,229)
KRW**	299,490,000	USD	264,317	SG	12/16/2020	(909)
MXN	2,200,000	USD	103,960	SG	12/16/2020	(748)
NOK	3,190,000	USD	349,578	JPM	12/16/2020	(15,483)
NOK	1,250,000	USD	135,934	SG	12/16/2020	(5,019)
NZD	2,270,000	USD	1,510,185	SG	12/16/2020	(9,208)
PHP**	7,210,000	USD	148,675	SG	12/16/2020	(264)
PLN	3,220,000	EUR	718,974	SG	12/16/2020	(24,727)
PLN	3,220,000	USD	848,199	SG	12/16/2020	(34,690)
SEK	12,350,000	USD	1,403,638	SG	12/16/2020	(14,953)
SGD	2,110,000	USD	1,551,927	SG	12/16/2020	(7,182)
THB	2,410,000	USD	77,422	SG	12/16/2020	(116)
TRY	756,130	EUR	80,000	JPM	12/16/2020	(5,015)
TRY	4,549,497	EUR	480,000	SG	12/16/2020	(28,605)
TRY	1,530,000	USD	189,014	JPM	12/16/2020	(10,432)
TRY	2,510,000	USD	315,566	SG	12/16/2020	(22,601)
USD	287,927	AUD	410,000	SG	12/16/2020	(330)
USD	55,365	BRL**	320,000	JPM	12/16/2020	(304)
USD	50,126	BRL**	290,000	SG	12/16/2020	(325)
USD	314,674	CAD	420,000	SG	12/16/2020	(640)

See Notes to Consolidated Financial Statements

21

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	87,000	CHF	80,000	SG	12/16/2020	$(368)
USD	77,813	CLP**	61,800,000	JPM	12/16/2020	(2,096)
USD	34,455	CLP**	27,320,000	SG	12/16/2020	(870)
USD	11,657	EUR	10,000	SG	12/16/2020	(2)
USD	1,108,744	GBP	860,000	SG	12/16/2020	(5,760)
USD	932,647	ILS	3,210,000	SG	12/16/2020	(8,571)
USD	153,297	INR**	11,500,000	JPM	12/16/2020	(342)
USD	91,951	INR**	6,890,000	SG	12/16/2020	(99)
USD	627,437	JPY	66,270,000	SG	12/16/2020	(5,938)
USD	377,443	KRW**	436,820,000	SG	12/16/2020	(6,748)
USD	45,864	MXN	1,040,000	JPM	12/16/2020	(2,928)
USD	123,430	MXN	2,740,000	SG	12/16/2020	(5,118)
USD	21,919	NOK	210,000	SG	12/16/2020	(75)
USD	400,968	NZD	610,000	SG	12/16/2020	(2,380)
USD	390,085	PHP**	19,020,000	SG	12/16/2020	(1,420)
USD	40,405	PLN	160,000	SG	12/16/2020	(18)
USD	114,808	SEK	1,040,000	SG	12/16/2020	(2,133)
USD	525,310	SGD	720,000	SG	12/16/2020	(1,806)
USD	317,062	THB	9,990,000	SG	12/16/2020	(3,393)
USD	86,495	ZAR	1,460,000	SG	12/17/2020	(2,749)
ZAR	680,000	USD	41,779	SG	12/17/2020	(213)
CAD	231,516	USD	176,071	JPM	12/31/2020	(2,237)
USD	245,489	CAD	328,384	JPM	12/31/2020	(1,080)
Total unrealized depreciation						$(531,372)
Net unrealized appreciation						$7,144

**  Non-deliverable forward.

For the year ended October 31, 2020, the average notional value for the months where the Fund had forward contracts outstanding was $6,766,109.

See Notes to Consolidated Financial Statements

22

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Credit default swap contracts ("credit default swaps")

At October 31, 2020, the Fund did not have any open positions in credit default swaps. For the year ended October 31, 2020, the average notional value for the months where the Fund had credit default swaps outstanding was $1,012,500 for buy protection.

Equity swap contracts ("equity swaps")

At October 31, 2020, the Fund had outstanding equity swaps as follows:

Over the counter equity swaps — Long(a)

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Value and Unrealized Appreciation/ (Depreciation)
JPM	Ahlstrom-Munksjo OYJ	EUR	6,725	10/29/2021	0.11%	0.65%	1	M EURIBOR	T/1M	$71
JPM	Altice Europe NV	EUR	45,377	9/15/2021	0.11%	0.65%	1	M EURIBOR	T/1M	1,479
JPM	American International Group, Inc.	USD	374,731	8/3/2021	0.55%	0.40%	1	M USD LIBOR	T/1M	(3,186)
JPM	Ampol Ltd.	AUD	45,395	1/25/2021	0.74%	0.65%	1	M AUD BBSW	T/1M	(10,343)
MS	Amundi SA	EUR	274,350	12/9/2020	0.06%	0.60%	1	M EURIBOR	T/1M	(15,207)
MS	Anima Holding SpA	EUR	361,732	12/9/2020	0.06%	0.60%	1	M EURIBOR	T/1M	22,205
MS	Aspen Pharmacare Holdings Ltd.	USD	12,479	12/9/2020	0.95%	0.80%	1	M USD LIBOR	T/1M	(3,478)
JPM	Atrium European Real Estate Ltd.	EUR	41,634	7/27/2021	(0.14 0.11%	)%-	0.40 0.65%	%-	1	M EURIBOR	T/1M	(11,671)
JPM	Avantor, Inc.	USD	234,887	10/26/2021	0.55%	0.40%	1	M USD LIBOR	T/1M	(22,308)
MS	Barclays plc	GBP	31,080	12/2/2021	0.65%	0.60%	1	M GBP LIBOR	T/1M	(16,058)
MS	BNP Paribas SA	EUR	54,485	12/9/2020	0.06%	0.60%	1	M EURIBOR	T/1M	(23,659)
MS	Brenntag AG	EUR	143,292	12/9/2020	0.06%	0.60%	1	M EURIBOR	T/1M	18,144
MS	Bureau Veritas SA	EUR	214,928	12/9/2020	0.06%	0.60%	1	M EURIBOR	T/1M	(8,051)
JPM	Clarivate plc	USD	331,335	12/17/2020	0.55%	0.40%	1	M USD LIBOR	T/1M	113,795
JPM	Coca-Cola Amatil Ltd.	AUD	27,880	11/3/2021	0.74%	0.65%	1	M AUD BBSW	T/1M	(14)
MS	Croda International plc	GBP	15,749	12/2/2021	0.65%	0.60%	1	M GBP LIBOR	T/1M	4,701
JPM	Danaher Corp.	USD	375,757	6/22/2021	0.55%	0.40%	1	M USD LIBOR	T/1M	89,170
MS	Danone SA	EUR	457,837	12/9/2020	0.06%	0.60%	1	M EURIBOR	T/1M	(246,492)
JPM	Devoteam SA	EUR	32,013	7/19/2021	0.11%	0.65%	1	M EURIBOR	T/1M	57
MS	Elis SA	EUR	37,122	12/9/2020	0.06%	0.60%	1	M EURIBOR	T/1M	(27,724)
MS	Eurofins Scientific SE	EUR	37,609	12/9/2020	0.06%	0.60%	1	M EURIBOR	T/1M	13,897
JPM	Fair Isaac Corp.	USD	142,488	4/6/2021	0.55%	0.40%	1	M USD LIBOR	T/1M	28,981
JPM	Faurecia SE	EUR	6,118	11/5/2020	0.11%	0.65%	1	M EURIBOR	T/1M	(449)
JPM	Fiat Chrysler Automobiles NV	EUR	351,491	11/5/2020	0.11%	0.65%	1	M EURIBOR	T/1M	14,156
JPM	G4S plc	GBP	16,387	10/29/2021	0.45%	0.40%	1	M GBP LIBOR	T/1M	(90)
MS	Gerresheimer AG	EUR	70,076	12/9/2020	0.06%	0.60%	1	M EURIBOR	T/1M	18,017
JPM	GrandVision NV	EUR	156,480	8/3/2021	0.11%	0.65%	1	M EURIBOR	T/1M	(4,384)
JPM	Hastings Group Holdings plc	GBP	148,263	8/9/2021	0.45%	0.40%	1	M GBP LIBOR	T/1M	(2,102)

See Notes to Consolidated Financial Statements

23

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate		Frequency of Fund Receipt/ Payment	Value and Unrealized Appreciation/ (Depreciation)
MS	HeidelbergCement AG	EUR	122,996	12/9/2020	0.06%	0.60%	1	M EURIBOR	T/1M	$(47,102)
MS	Hermes International	EUR	31,960	12/9/2020	0.06%	0.60%	1	M EURIBOR	T/1M	10,369
MS	Hypera SA	USD	20,864	12/7/2020	0.80%	0.65%	1	M USD LIBOR	T/1M	(12,701)
MS	Iliad SA	EUR	21,082	12/9/2020	0.06%	0.60%	1	M EURIBOR	T/1M	6,243
JPM	IMA Industria Macchine Automatiche SpA	EUR	62,349	10/11/2021	0.11%	0.65%	1	M EURIBOR	T/1M	318
MS	ITV plc	GBP	58,438	12/2/2021	0.65%	0.60%	1	M GBP LIBOR	T/1M	(36,523)
MS	Kering SA	EUR	203,771	12/9/2020	0.06%	0.60%	1	M EURIBOR	T/1M	32,247
MS	LafargeHolcim Ltd. (Registered)	CHF	121,592	12/9/2020	(0.20)%	0.60%	1	M CHF LIBOR	T/1M	(30,475)
JPM	Leyou Technologies Holdings Ltd.	HKD	1,026,178	9/1/2021	0.77%	0.40%	1	M HIBOR	T/1M	1,205
MS	LVMH Moet Hennessy Louis Vuitton SE	EUR	34,196	12/9/2020	0.06%	0.60%	1	M EURIBOR	T/1M	1,507
JPM	Metlifecare Ltd.	NZD	77,298	7/8/2021	0.67%	0.40%	1	M NZD BB	T/1M	960
JPM	Microsoft Corp.	USD	331,848	12/17/2020	0.55%	0.40%	1	M USD LIBOR	T/1M	97,489
MS	Migros Ticaret A/S	USD	6,679	9/15/2021	1.55%	1.40%	1	M USD LIBOR	T/1M	1,360
MS	NAVER Corp.	USD	85,617	10/15/2021	1.55%	1.40%	1	M USD LIBOR	T/1M	(2,442)
JPM	NetEnt AB	SEK	1,472,835	7/6/2021	0.61%	0.65%	1	M STIBOR	T/1M	7,546
JPM	OSRAM Licht AG	EUR	2,167	7/9/2021	0.11%	0.65%	1	M EURIBOR	T/1M	412
JPM	Otis Worldwide Corp.	USD	445,689	5/26/2021	0.55%	0.40%	1	M USD LIBOR	T/1M	67,057
JPM	Partner Communications Co. Ltd.	ILS	52,560	2/5/2021	0.94%	0.85%	1	M ILS LIBOR	T/1M	(4,088)
JPM	PLAY Communications SA	PLN	217,168	9/29/2021	1.10%	1.00%	1	M WIBOR	T/1M	264
JPM	Primo Water Corp.	USD	502,503	2/16/2021	0.55%	0.40%	1	M USD LIBOR	T/1M	55,010
MS	Publicis Groupe SA	EUR	34,717	12/9/2020	0.06%	0.60%	1	M EURIBOR	T/1M	(23,832)
JPM	QIAGEN NV	EUR	137,884	3/5/2021	0.11%	0.65%	1	M EURIBOR	T/1M	1,964
MS	RSA Insurance Group plc	GBP	7,472	12/2/2021	0.65%	0.60%	1	M GBP LIBOR	T/1M	(420)
MS	Ryanair Holdings plc	EUR	53,721	12/9/2020	0.06%	0.60%	1	M EURIBOR	T/1M	14,892
MS	Smith & Nephew plc	GBP	273,902	12/2/2021	0.65%	0.60%	1	M GBP LIBOR	T/1M	(35,707)
MS	Societe Generale SA	EUR	24,211	12/9/2020	0.06%	0.60%	1	M EURIBOR	T/1M	(25,770)
JPM	Spire Healthcare Group plc	GBP	8,155	11/23/2020	0.45%	0.40%	1	M GBP LIBOR	T/1M	175
MS	Stroeer SE & Co. KGaA	EUR	53,549	12/9/2020	0.06%	0.60%	1	M EURIBOR	T/1M	2,787
JPM	Suez SA	EUR	152,861	9/2/2021	0.11%	0.65%	1	M EURIBOR	T/1M	2,666
JPM	Sunrise Communications Group AG	CHF	646,762	10/28/2021	(0.15)%	0.65%	1	M CHF LIBOR	T/1M	8,471
JPM	Sunrun, Inc.	USD	442,014	8/13/2021	0.55%	0.40%	1	M USD LIBOR	T/1M	81,741
JPM	Walt Disney Co. (The)	USD	484,394	4/16/2021	0.55%	0.40%	1	M USD LIBOR	T/1M	52,839
JPM	William Hill plc	GBP	78,338	9/29/2021	0.45%	0.40%	1	M GBP LIBOR	T/1M	(1,049)
Total Long Positions of equity swaps										$156,870

See Notes to Consolidated Financial Statements

24

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Over the counter equity swaps — Short(c)

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Value and Unrealized Appreciation/ (Depreciation)
JPM	Acuity Brands, Inc.	USD	(177,567)	6/15/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	$9,297
JPM	Adtalem Global Education, Inc.	USD	(148,586)	9/15/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	22,636
MS	Air Liquide SA	EUR	(177,833)	12/9/2020	(0.82)%	(0.35)%	1	D EONIA	1M/T	3,975
MS	Allianz SE (Registered)	EUR	(132,782)	12/9/2020	(0.82)%	(0.35)%	1	D EONIA	1M/T	54,652
MS	Anheuser-Busch InBev SA/NV	EUR	(86,313)	12/9/2020	(0.87)%	(0.40)%	1	D EONIA	1M/T	29,575
JPM	AT&T, Inc.	USD	(425,862)	2/24/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	59,215
MS	AXA SA	EUR	(61,424)	12/9/2020	(0.82)%	(0.35)%	1	D EONIA	1M/T	42,776
JPM	B&G Foods, Inc.	USD	(111,127)	9/23/2021	(1.56 (1.43)%	)%-	(1.71 (1.58)%	)%	1	M USD LIBOR	1M/T	3,119
MS	Banco Bilbao Vizcaya Argentaria SA	EUR	(30,371)	12/9/2020	(0.87)%	(0.40)%	1	D EONIA	1M/T	18,987
MS	Banco Santander SA	EUR	(56,499)	12/9/2020	(0.87)%	(0.40)%	1	D EONIA	1M/T	43,209
MS	BASF SE	EUR	(89,009)	12/9/2020	(0.82)%	(0.35)%	1	D EONIA	1M/T	27,446
MS	Bayerische Motoren Werke AG	EUR	(73,878)	12/9/2020	(0.82)%	(0.35)%	1	D EONIA	1M/T	8,940
JPM	Belden, Inc.	USD	(150,941)	10/18/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	10,754
JPM	BlackBerry Ltd.	USD	(96,486)	6/25/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	12,584
JPM	Bloom Energy Corp.	USD	(117,565)	11/18/2020	(2.93 (0.25)%	)%-	(3.08 (0.40)%	)%-	1	M USD LIBOR	1M/T	(12,223)
JPM	Brinker International,	USD	(122,478)	5/18/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	(43,403)
MS	Inc. Bunzl plc	GBP	(92,112)	12/2/2021	(0.25)%	(0.30)%	1	D SONIA	1M/T	(13,521)
JPM	Canadian Tire Corp. Ltd.	CAD	(342,194)	9/20/2021	0.07%	(0.40)%	1	M CDOR	1M/T	(28,814)
JPM	Capri Holdings Ltd.	USD	(50,928)	3/24/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	(8,106)
JPM	Citrix Systems, Inc.	USD	(120,859)	5/14/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	38,438
JPM	CyberArk Software Ltd.	USD	(224,178)	3/16/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	(15,055)
MS	Daimler AG (Registered)	EUR	(85,870)	12/9/2020	(0.82)%	(0.35)%	1	D EONIA	1M/T	(455)
MS	Deutsche Post AG (Registered)	EUR	(120,549)	12/9/2020	(0.82)%	(0.35)%	1	D EONIA	1M/T	(16,540)
MS	Deutsche Telekom AG (Registered)	EUR	(77,766)	12/9/2020	(0.82)%	(0.35)%	1	D EONIA	1M/T	14,995
MS	Elisa OYJ	EUR	(43,085)	12/9/2020	(0.87)%	(0.40)%	1	D EONIA	1M/T	8,488
MS	Enel SpA	EUR	(71,484)	12/9/2020	(0.87)%	(0.40)%	1	D EONIA	1M/T	6,942
MS	Engie SA	EUR	(83,371)	12/9/2020	(0.82)%	(0.35)%	1	D EONIA	1M/T	23,330
MS	Etablissements Franz Colruyt NV	EUR	(262,536)	12/9/2020	(0.87)%	(0.40)%	1	D EONIA	1M/T	85,237
JPM	Evolution Gaming Group AB	SEK	(1,504,436)	7/6/2021	(1.84 (0.54)%	)%-	(1.80 (0.50)%	)%-	1	M STIBOR	1M/T	(8,637)

See Notes to Consolidated Financial Statements

25

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Value and Unrealized Appreciation/ (Depreciation)
JPM	Fox Corp.	USD	(205,557)	1/21/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	$47,391
MS	Givaudan SA (Registered)	CHF	(198,008)	12/9/2020	(1.07)%	(0.35)%	1	D SARON	1M/T	(58,882)
MS	GlaxoSmithKline plc	GBP	(38,987)	12/2/2021	(0.25)%	(0.30)%	1	D SONIA	1M/T	10,494
JPM	Grifols SA	USD	(245,235)	4/14/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	45,683
JPM	Guess?, Inc.	USD	(116,528)	8/25/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	(3,597)
JPM	Guidewire Software, Inc.	USD	(239,314)	3/23/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	(14,196)
MS	Hannover Rueck SE	EUR	(54,993)	12/9/2020	(0.82)%	(0.35)%	1	D EONIA	1M/T	21,693
JPM	Harsco Corp.	USD	(108,721)	10/29/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	4,885
MS	Hennes & Mauritz AB	SEK	(865,720)	10/19/2021	(0.48)%	(0.40)%	1	W STIBOR	1M/T	26,298
JPM	Hershey Co. (The)	USD	(109,968)	9/27/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	(2,496)
JPM	Integer Holdings Corp.	USD	(76,511)	3/17/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	3,902
MS	Intesa Sanpaolo SpA	EUR	(39,082)	12/9/2020	(0.87)%	(0.40)%	1	D EONIA	1M/T	19,404
JPM	J M Smucker Co. (The)	USD	(113,434)	10/7/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	4,751
JPM	Just Eat Takeaway.com NV	USD	(542,776)	6/15/2021	(0.55 (0.25)%	)%-	(0.70 (0.40)%	)%-	1	M USD LIBOR	1M/T	(183)
JPM	Kellogg Co.	USD	(150,181)	10/7/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	6,397
MS	Koninklijke Ahold Delhaize NV	EUR	(169,589)	12/9/2020	(0.82)%	(0.35)%	1	D EONIA	1M/T	(25,998)
MS	Koninklijke Philips NV	EUR	(110,494)	12/9/2020	(0.82)%	(0.35)%	1	D EONIA	1M/T	8,278
JPM	Kroger Co. (The)	USD	(345,678)	3/30/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	(10,537)
MS	L'Oreal SA	EUR	(240,488)	12/9/2020	(0.82)%	(0.35)%	1	D EONIA	1M/T	(14,226)
MS	Marks & Spencer Group plc	GBP	(13,953)	12/2/2021	(0.25)%	(0.30)%	1	D SONIA	1M/T	26,977
MS	Merck & Co., Inc.	USD	(45,577)	12/10/2020	(0.26)%	(0.35)%	1	D FEDEF	1M/T	3,011
JPM	National Bank of Canada	CAD	(204,608)	3/11/2021	0.07%	(0.40)%	1	M CDOR	1M/T	(14,668)
MS	Nestle SA (Registered)	CHF	(103,615)	12/9/2020	(1.07)%	(0.35)%	1	D SARON	1M/T	4,002
MS	Next plc	GBP	(31,711)	12/2/2021	(0.25)%	(0.30)%	1	D SONIA	1M/T	(223)
MS	NIKE, Inc.	USD	(70,487)	12/10/2020	(0.26)%	(0.35)%	1	D FEDEF	1M/T	(21,179)
MS	Nokia OYJ	EUR	(39,878)	12/9/2020	(0.87)%	(0.40)%	1	D EONIA	1M/T	10,602
JPM	Omnicom Group, Inc.	USD	(101,716)	1/29/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	48,667
JPM	PACCAR, Inc.	USD	(147,878)	3/29/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	(43,071)
JPM	Pearson plc	GBP	(132,870)	8/24/2021	(0.35)%	(0.40)%	1	M GBP LIBOR	1M/T	24,465
JPM	Peugeot SA	EUR	(295,315)	11/5/2020	(1.54 (0.94)%	)%-	(1.00 (0.40)%	)%-	1	M EURIBOR	1M/T	9,536
MS	Pfizer, Inc.	USD	(36,864)	12/10/2020	(0.26)%	(0.35)%	1	D FEDEF	1M/T	5,568
JPM	Proto Labs, Inc.	USD	(306,300)	2/10/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	(54,286)
JPM	Qualys, Inc.	USD	(209,083)	1/11/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	2,508
JPM	Resideo Technologies, Inc.	USD	(179,142)	8/5/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	11,426

See Notes to Consolidated Financial Statements

26

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate		Frequency of Fund Receipt/ Payment	Value and Unrealized Appreciation/ (Depreciation)
JPM	Robert Half International, Inc.	USD	(153,337)	6/16/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	$4,984
MS	Schneider Electric SE	EUR	(118,163)	12/9/2020	(0.82)%	(0.35)%	1	D EONIA	1M/T	(11,912)
JPM	Shake Shack, Inc.	USD	(101,955)	4/19/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	(21,774)
MS	Siemens AG (Registered)	EUR	(130,809)	12/9/2020	(0.82)%	(0.35)%	1	D EONIA	1M/T	(408)
JPM	Signify NV	EUR	(197,703)	3/2/2021	(0.94)%	(0.40)%	1	M EURIBOR	1M/T	(52,920)
JPM	SL Green Realty Corp.	USD	(135,194)	3/30/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	11,761
JPM	SolarEdge Technologies, Inc.	USD	(270,574)	3/19/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	(155,702)
JPM	Strategic Education, Inc.	USD	(101,084)	9/27/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	13,947
MS	Swisscom AG (Registered)	CHF	(70,411)	12/9/2020	(1.07)%	(0.35)%	1	D SARON	1M/T	8,405
MS	Telefonica SA	EUR	(28,433)	12/9/2020	(0.87)%	(0.40)%	1	D EONIA	1M/T	26,675
JPM	Teradata Corp.	USD	(96,057)	10/14/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	19,814
JPM	Trinity Industries, Inc.	USD	(109,498)	7/27/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	1,532
MS	Vinci SA	EUR	(105,731)	12/9/2020	(0.82)%	(0.35)%	1	D EONIA	1M/T	44,359
JPM	Volvo AB	SEK	(1,182,268)	6/18/2021	(0.54)%	(0.50)%	1	M STIBOR	1M/T	(20,687)
JPM	West Pharmaceutical Services, Inc.	USD	(112,365)	10/25/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	5,275
JPM	Westinghouse Air Brake Technologies Corp.	USD	(229,194)	4/21/2021	(0.25)%	(0.40)%	1	M USD LIBOR	1M/T	(12,714)
Total Short Positions of equity swaps										$320,872
Total Long and Short Positions of equity swaps										$477,742
Total Financing Costs and Other Receivables/(Payables) of equity swaps										$1,859
Total Long and Short Positions including Financing Costs and Other Receivables/(Payables) of equity swaps										$479,601

(a)  The Fund pays a specified rate based on a reference rate (e.g. LIBOR) plus or minus a spread, and receives the total return on the reference entity.

(b)  Effective rate at October 31, 2020.

(c)  The Fund receives a specified rate based on a reference rate (e.g. LIBOR) plus or minus a spread, and pays the total return on the reference entity.

See Notes to Consolidated Financial Statements

27

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Total return basket swap contracts ("total return basket swaps")

At October 31, 2020, the Fund had outstanding total return basket swaps(a) as follows:

Over the counter total return basket swaps — Short(b)

Counterparty	Reference Entity	Effective Variable Rate(c)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Maturity Date(s)	Value
JPM	JPCR159	(0.15)%	(0.30)%	1M USD LIBOR	1M/T	10/20/2021	$11,609
JPM	JPCR160	(0.15)%	(0.30)%	1M USD LIBOR	1M/T	10/21/2021	11,516
JPM	JPCR161	(0.15)%	(0.30)%	1M USD LIBOR	1M/T	10/22/2021	1,467
JPM	JPCR162	(0.15)%	(0.30)%	1M USD LIBOR	1M/T	10/25/2021	9,059
JPM	JPCR163	(0.15)%	(0.30)%	1M USD LIBOR	1M/T	10/26/2021	8,376
JPM	JPCR164	(0.15)%	(0.30)%	1M USD LIBOR	1M/T	10/27/2021	12,761
JPM	JPCR165	(0.15)%	(0.30)%	1M USD LIBOR	1M/T	10/29/2021	5,127
JPM	JPCR166	(0.15)%	(0.30)%	1M USD LIBOR	1M/T	10/29/2021	860
JPM	JPCR167	(0.15)%	(0.30)%	1M USD LIBOR	1M/T	11/2/2021	1,131
JPM	JPCR168	(0.15)%	(0.30)%	1M USD LIBOR	1M/T	11/3/2021	(981)
Total							$60,925

(a)  The following tables represent required component disclosures associated with the total return basket swaps:

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPCR159
Mettler-Toledo International Inc	(146)	$(69,135)	$4,068	34.7%
Fiserv Inc	(1,459)	(66,169)	3,893	33.2%
Moody's Corp	(512)	(63,863)	3,757	32.1%
		$(199,167)	$11,718
Accrued Net Interest Receivable/(Payable)			(109)
			$11,609
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPCR160
Cognizant Technology Solutions Corp	(307)	$(25,606)	$1,539	13.0%
Agilent Technologies Inc	(211)	(25,165)	1,512	12.8%
Realty Income Corp	(372)	(25,141)	1,511	12.7%
Church & Dwight Co Inc	(242)	(24,946)	1,499	12.6%
Kroger Co/The	(661)	(24,865)	1,494	12.6%
Costco Wholesale Corp	(59)	(24,652)	1,481	12.5%
Amgen Inc	(95)	(24,206)	1,455	12.3%
Fidelity National Information Services I	(157)	(22,775)	1,368	11.5%
		$(197,356)	$11,859
Accrued Net Interest Receivable/(Payable)			(343)
			$11,516

See Notes to Consolidated Financial Statements

28

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPCR161
Align Technology Inc	(53)	$(32,134)	$305	16.3%
Starbucks Corp	(197)	(24,469)	232	12.4%
Realty Income Corp	(294)	(24,276)	231	12.3%
Dollar General Corp	(79)	(23,592)	224	12.0%
CVS Health Corp	(294)	(23,522)	223	12.0%
Pfizer Inc	(458)	(23,137)	220	11.8%
HCA Healthcare Inc	(129)	(22,743)	216	11.6%
Walgreens Boots Alliance Inc	(468)	(22,696)	216	11.6%
		$(196,569)	$1,867
Accrued Net Interest Receivable/(Payable)			(400)
			$1,467
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPCR162
Duke Energy Corp	(87)	$(10,396)	$479	5.3%
Hormel Foods Corp	(165)	(10,375)	478	5.3%
Clorox Co/The	(38)	(10,224)	471	5.2%
Starbucks Corp	(91)	(10,208)	470	5.2%
Realty Income Corp	(136)	(10,172)	469	5.2%
Estee Lauder Cos Inc/The	(36)	(10,111)	466	5.1%
General Mills Inc	(132)	(10,050)	463	5.1%
Dollar General Corp	(37)	(9,957)	459	5.1%
Church & Dwight Co Inc	(87)	(9,956)	459	5.1%
PepsiCo Inc	(58)	(9,913)	457	5.0%
Kellogg Co	(121)	(9,863)	454	5.0%
Pfizer Inc	(214)	(9,833)	453	5.0%
CVS Health Corp	(135)	(9,806)	452	5.0%
Hershey Co/The	(55)	(9,724)	448	4.9%
Altria Group Inc	(208)	(9,687)	446	4.9%
McCormick & Co Inc/MD	(41)	(9,572)	441	4.9%
HCA Healthcare Inc	(59)	(9,439)	435	4.8%
Walgreens Boots Alliance Inc	(214)	(9,434)	435	4.8%
Ecolab Inc	(40)	(9,396)	433	4.7%
Sysco Corp	(124)	(8,899)	410	4.4%
		$(197,015)	$9,078
Accrued Net Interest Receivable/(Payable)			(19)
			$9,059
See Notes to Consolidated Financial Statements

29

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPCR163
Align Technology Inc	(26)	$(35,962)	$1,536	18.3%
Ford Motor Co	(1,129)	(27,909)	1,192	14.2%
General Motors Co	(248)	(27,360)	1,169	13.9%
Pfizer Inc	(239)	(27,120)	1,159	13.8%
Dollar General Corp	(40)	(26,905)	1,149	13.6%
HCA Healthcare Inc	(65)	(25,833)	1,104	13.1%
Walgreens Boots Alliance Inc	(237)	(25,803)	1,102	13.1%
		$(196,892)	$8,411
Accrued Net Interest Receivable/(Payable)			(35)
			$8,376
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPCR164
General Electric Co	(670)	$(22,758)	$1,457	11.4%
Fiat Chrysler Automobiles NV	(397)	(22,350)	1,431	11.2%
CVS Health Corp	(87)	(22,328)	1,430	11.2%
Ford Motor Co	(630)	(22,293)	1,428	11.2%
Align Technology Inc	(11)	(22,259)	1,425	11.2%
Stanley Black & Decker Inc	(29)	(22,107)	1,416	11.1%
Caterpillar Inc	(31)	(21,918)	1,404	11.0%
General Motors Co	(138)	(21,855)	1,399	11.0%
Walgreens Boots Alliance Inc	(138)	(21,487)	1,376	10.7%
		$(199,355)	$12,766
Accrued Net Interest Receivable/(Payable)			(5)
			$12,761

See Notes to Consolidated Financial Statements

30

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPCR165
Automatic Data Processing Inc	(33)	$(18,603)	$479	9.3%
General Electric Co	(659)	(17,260)	444	8.7%
Dollar General Corp	(23)	(16,898)	435	8.5%
General Motors Co	(136)	(16,549)	426	8.3%
Ford Motor Co	(606)	(16,526)	425	8.3%
Stanley Black & Decker Inc	(28)	(16,506)	425	8.3%
Emerson Electric Co	(72)	(16,422)	422	8.2%
Cintas Corp	(15)	(16,417)	422	8.2%
CVS Health Corp	(81)	(16,167)	416	8.1%
Align Technology Inc	(11)	(16,094)	414	8.1%
United Parcel Service Inc	(29)	(16,054)	413	8.0%
Fiat Chrysler Automobiles NV	(367)	(15,912)	409	8.0%
		$(199,408)	$5,130
Accrued Net Interest Receivable/(Payable)			(3)
			$5,127
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPCR166
Automatic Data Processing Inc	(31)	$(18,334)	$79	9.2%
General Electric Co	(648)	(17,714)	76	8.8%
Sherwin-Williams Co/The	(7)	(17,315)	75	8.6%
Stanley Black & Decker Inc	(27)	(16,938)	73	8.4%
General Motors Co	(132)	(16,775)	72	8.4%
Ford Motor Co	(581)	(16,543)	71	8.3%
Cintas Corp	(14)	(16,455)	71	8.2%
Emerson Electric Co	(69)	(16,410)	71	8.2%
CVS Health Corp	(79)	(16,349)	70	8.1%
Fiat Chrysler Automobiles NV	(356)	(16,136)	69	8.1%
LyondellBasell Industries NV	(63)	(15,813)	68	7.9%
United Parcel Service Inc	(27)	(15,587)	67	7.8%
		$(200,369)	$862
Accrued Net Interest Receivable/(Payable)			(2)
			$860

See Notes to Consolidated Financial Statements

31

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPCR167
General Motors Co	(221)	$(15,621)	$88	7.8%
Duke Energy Corp	(83)	(15,614)	88	7.8%
Ford Motor Co	(976)	(15,482)	88	7.8%
Church & Dwight Co Inc	(85)	(15,449)	88	7.7%
Hormel Foods Corp	(155)	(15,445)	87	7.7%
Estee Lauder Cos Inc/The	(34)	(15,360)	87	7.7%
Hershey Co/The	(54)	(15,340)	87	7.7%
General Mills Inc	(126)	(15,319)	87	7.7%
Kellogg Co	(118)	(15,276)	87	7.7%
Ecolab Inc	(41)	(15,276)	87	7.7%
Dollar General Corp	(36)	(15,253)	86	7.6%
Clorox Co/The	(36)	(15,229)	86	7.6%
McCormick & Co Inc/MD	(40)	(14,994)	85	7.5%
		$(199,658)	$1,131
Accrued Net Interest Receivable/(Payable)			—
			$1,131
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPCR168
Pfizer Inc	(533)	$(28,876)	$(141)	14.4%
Cognizant Technology Solutions Corp	(265)	(28,875)	(141)	14.4%
Moody's Corp	(71)	(28,702)	(141)	14.3%
Kroger Co/The	(582)	(28,669)	(140)	14.3%
Fiserv Inc	(196)	(28,623)	(140)	14.3%
Fidelity National Information Services I	(150)	(28,615)	(140)	14.3%
Starbucks Corp	(213)	(28,278)	(138)	14.0%
		$(200,638)	$(981)
Accrued Net Interest Receivable/(Payable)			—
			$(981)
Total Return Basket Swaps, at value			$60,925

(b)  The Fund receives a specified rate based on a reference rate (e.g. LIBOR) plus or minus a spread, and pays the total return on the reference entity. The cash flows may be denominated in various foreign currencies based on the local currencies of the positions within the swaps.

(c)  Effective rate at October 31, 2020.

See Notes to Consolidated Financial Statements

32

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

For the year ended October 31, 2020, the average notional value for the months where the Fund had equity and total return basket swaps outstanding was $9,912,607 for long positions and $(13,064,881) for short positions.

At October 31, 2020, the Fund had cash collateral of $4,060,000, $1,320,000 and $773,030 deposited in a segregated account for JPMorgan Chase Bank, NA, Morgan Stanley Capital Services LLC and Societe Generale, respectively, to cover collateral requirements on over the counter derivatives.

Option contracts ("options")

At October 31, 2020, the Fund did not have any open positions in options. For the year ended October 31, 2020, the average market value for the months where the Fund had options outstanding was $28,997 for options purchased and $(828) for options written.

Abbreviations

BB  Bank Bill Benchmark Rate

BBSW  Australian Bank-Bill Swap Reference Rate

CDOR  Canadian Dollar Offered Rate

EONIA  Euro Overnight Index Average Rate

EURIBOR  Euro Interbank Offered Rate

FEDEF  Federal Funds Floating Rate

JPM  JPMorgan Chase Bank, NA

HIBOR  Hong Kong Interbank Offered Rate

LIBOR  London Interbank Offered Rate

MS  Morgan Stanley Capital Services LLC

SARON  Swiss Average Overnight Rate

SG  Societe Generale

SONIA  Sterling Overnight Index Average Rate

STIBOR  Stockholm Interbank Offered Rate

WIBOR  Warsaw Interbank Offered Rate

T  Termination Date

1D  One Day

1M  One Month

1W  One Week

Currency Abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

EUR  Euro

GBP  Pound Sterling

HKD  Hong Kong Dollar

HUF  Hungarian Forint

ILS  Israeli New Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Poland Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thailand Baht

TRY  Turkish Lira

USD  United States Dollar

ZAR  South African Rand

See Notes to Consolidated Financial Statements

33

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

LONG POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$42,793,160	44.0%
Cayman Islands	4,594,440	4.8%
Bermuda	2,758,668	2.8%
Germany	1,178,612	1.2%
China	1,175,288	1.2%
United Kingdom	723,274	0.7%
Netherlands	615,192	0.6%
Canada	546,087	0.6%
Switzerland	515,527	0.5%
Spain	222,438	0.2%
Hong Kong	215,535	0.2%
Argentina	212,459	0.2%
Russia	208,553	0.2%
Luxembourg	164,852	0.2%
South Korea	140,193	0.1%
Italy	99,188	0.1%
Jordan	77,033	0.1%
India	60,922	0.1%
Mexico	34,437	0.0	%(a)
Brazil	12,729	0.0	%(a)
Israel	4,473	0.0	%(a)
Sweden	4,400	0.0	%(a)
France	1,776	0.0	%(a)
Short-Term Investment and Other Asset-Net	47,208,517	48.5%
Short Positions (See summary below)	(6,137,266)	(6.3)%
	$97,430,487	100.0%

SHORT POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$(5,544,436)	(5.7)%
Canada	(453,765)	(0.5)%
United Kingdom	(139,065)	(0.1)%
Total Short Positions	$(6,137,266)	(6.3)%

(a)  Represents less than 0.05% of net assets of the Fund.

See Notes to Consolidated Financial Statements

34

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Consolidated Financial Statements), of inputs used to value the Fund's investments as of October 31, 2020:

Asset Valuation Inputs
	Level 1	Level 2	Level 3*	Total
Investments:
Common Stocks
Airlines	$7,027	$—	$288	$7,315
Communications Equipment	292,824	—	1,895	294,719
Health Care Providers & Services	50,321	26,438	—	76,759
Insurance	1,823,487	215,535	—	2,039,022
Interactive Media & Services	1,239,113	369,269	335	1,608,717
Internet & Direct Marketing Retail	2,345,249	—	1,331,276	3,676,525
Media	267,900	7,758	—	275,658
Oil, Gas & Consumable Fuels	60,219	—	4,909	65,128
Pharmaceuticals	1,566,009	—	—	1,566,009
Semiconductors & Semiconductor Equipment	1,222,568	—	—	1,222,568
Specialty Retail	1,086,720	—	24,960	1,111,680
Other Common Stocks(a)	21,546,993	—	—	21,546,993
Total Common Stocks	31,508,430	619,000	1,363,663	33,491,093
Collateralized Mortgage Obligations	—	9,740,350	—	9,740,350
Asset-Backed Securities	—	6,316,435	—	6,316,435
Commercial Mortgage-Backed Securities	—	5,961,677	—	5,961,677
Rights
Biotechnology	—	—	208,489	208,489
Media	—	—	—	—
Metals & Mining	28,512	—	—	28,512
Pharmaceuticals	40,039	—	4,551	44,590
Total Rights	68,551	—	213,040	281,591
Loan Assignments
Media	—	—	171,553	171,553
Specialty Retail	—	—	1,005	1,005
Other Loan Assignments(a)	—	23,210	—	23,210
Total Loan Assignments	—	23,210	172,558	195,768
Warrants
Capital Markets	7,195	—	9,045	16,240
Oil, Gas & Consumable Fuels	—	—	172,764	172,764
Total Warrants	7,195	—	181,809	189,004

See Notes to Consolidated Financial Statements

35

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Asset Valuation Inputs (cont'd)
	Level 1	Level 2	Level 3*	Total
Convertible Preferred Stocks(a)	$93,100	$—	$—	$93,100
Preferred Stocks(a)	52,545	—	—	52,545
Convertible Bonds(a)	—	37,673	—	37,673
Corporate Bonds(a)	—	—	—	—
Short-Term Investments	—	30,840,829	—	30,840,829
Total Long Positions	$31,729,821	$53,539,174	$1,931,070	$87,200,065

(a)  The Consolidated Schedule of Investments provides information on the industry or sector categorization for the portfolio.

*  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Common Stocks(a)(b)	Corporate Bonds(a)	Loan Assignments(b)	Rights(a)(b)	Warrants(a)	Total
Assets:
Investments in Securities:
Beginning Balance as of November 1, 2019	$732,329	$—	$1,522,708	$203,359	$15,965	$2,474,361
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	(19,448)	—	(19,448)
Accrued discounts/(premiums)	—	—	11,079	—	—	11,079
Realized gain/(loss)	51,200	—	(171,724)	8,363	(3,522)	(115,683)
Change in unrealized appreciation/ (depreciation)	1,391,314	—	168,963	4,092	(129,084)	1,435,285
Purchases	54,983	—	201,051	25,037	300,108	581,179
Sales	(866,163)	—	(1,559,519)	(8,363)	(1,658)	(2,435,703)
Balance as of October 31, 2020	$1,363,663	$—	$172,558	$213,040	$181,809	$1,931,070
Net change in unrealized appreciation/ (depreciation) on investments still held as of October 31, 2020	$1,392,442	$—	$16,341	$8,904	$(131,550)	$1,286,137

(a)  As of the year ended October 31, 2020, these securities were fair valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets; therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(b)  These securities were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

The following is a summary, categorized by Level (see Note A of Notes to Consolidated Financial Statements), of inputs used to value the Fund's short investments as of October 31, 2020:

Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short(a)	$(6,137,266)	$—	$—	$(6,137,266)
Total Short Positions	$(6,137,266)	$—	$—	$(6,137,266)

(a)  The Consolidated Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Consolidated Financial Statements

36

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

The following is a summary, categorized by level (see Note A of Notes to Consolidated Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2020:

Other Financial Instruments
	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$591,527	$—	$—	$591,527
Liabilities	(107,223)	—	—	(107,223)
Forward contracts(a)
Assets	—	538,516	—	538,516
Liabilities	—	(531,372)	—	(531,372)
Swaps
Assets	—	1,855,889	—	1,855,889
Liabilities	—	(1,315,363)	—	(1,315,363)
Total	$484,304	$547,670	$—	$1,031,974

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Consolidated Financial Statements

37

Consolidated Statement of Assets and Liabilities

Neuberger Berman Alternative Funds

ABSOLUTE RETURN MULTI-MANAGER FUND
October 31, 2020
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$87,200,065
Cash	4,007,095
Cash collateral segregated for short sales (Note A)	5,955,164
Cash collateral segregated for over the counter derivatives (Note A)	6,153,030
Dividends and interest receivable	173,328
Receivable for securities sold	526,223
Receivable for Fund shares sold	31,447
Deposits with brokers for futures contracts (Note A)	1,416,121
Receivable for variation margin on futures contracts (Note A)	131,304
Receivable from administrator—net (Note B)	6,430
Over the counter swap contracts, at value (Note A)	1,855,889
Receivable for forward foreign currency contracts (Note A)	538,516
Prepaid expenses and other assets	24,381
Total Assets	108,018,993
Liabilities
Due to custodian, foreign currency(b)	475,472
Investments sold short, at value(c) (Note A)	6,137,266
Dividends and interest payable for short sales	13,117
Over the counter swap contracts, at value (Note A)	1,315,363
Payable to investment manager (Note B)	143,623
Payable for securities purchased	1,342,386
Payable for Fund shares redeemed	333,523
Payable for forward foreign currency contracts (Note A)	531,372
Payable to trustees	6,374
Other accrued expenses and payables	290,010
Total Liabilities	10,588,506
Net Assets	$97,430,487
Net Assets consist of:
Paid-in capital	$209,272,900
Total distributable earnings/(losses)	(111,842,413)
Net Assets	$97,430,487
Net Assets
Institutional Class	$84,495,497
Class A	6,607,036
Class C	4,700,230
Class R6	1,627,724

See Notes to Consolidated Financial Statements

38

Consolidated Statement of Assets and Liabilities (cont'd)

Neuberger Berman Alternative Funds (cont'd)

ABSOLUTE RETURN MULTI-MANAGER FUND
October 31, 2020
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	7,822,807
Class A	623,039
Class C	468,742
Class R6	150,569
Net Asset Value, offering and redemption price per share
Institutional Class	$10.80
Class R6	$10.81
Net Asset Value and redemption price per share
Class A	$10.60
Offering Price per share
Class A‡	$11.25
Net Asset Value and offering price per share
Class C^	$10.03
*Cost of Investments:
(a) Unaffiliated issuers	$86,752,485
(b) Total cost of foreign currency	$(375,252)
(c) Proceeds from investments sold short	$6,639,446

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Consolidated Financial Statements

39

Consolidated Statement of Operations

Neuberger Berman Alternative Funds

ABSOLUTE RETURN MULTI-MANAGER FUND
For the Fiscal Year Ended October 31, 2020
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,012,558
Interest and other income—unaffiliated issuers	1,497,552
Foreign taxes withheld	(3,889)
Total income	$2,506,221
Expenses:
Investment management fees (Note B)	1,925,606
Administration fees (Note B):
Institutional Class	148,898
Class A	16,611
Class C	16,111
Class R6	711
Distribution fees (Note B):
Class A	15,973
Class C	61,965
Shareholder servicing agent fees:
Institutional Class	1,392
Class A	11,005
Class C	412
Audit fees	126,041
Custodian and accounting fees	348,706
Insurance	5,732
Legal fees	116,018
Registration and filing fees	76,131
Shareholder reports	44,534
Trustees' fees and expenses	44,893
Dividend and interest expense on securities sold short (Note A)	165,230
Miscellaneous	19,156
Total expenses	3,145,125
Expenses reimbursed by Management (Note B)	(660,137)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(162)
Total net expenses	2,484,826
Net investment income/(loss)	$21,395

See Notes to Consolidated Financial Statements

40

Consolidated Statement of Operations (cont'd)

Neuberger Berman Alternative Funds (cont'd)

ABSOLUTE RETURN MULTI-MANAGER FUND
For the Fiscal Year Ended October 31, 2020
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	1,101,875
Closed short positions of unaffiliated issuers	(955,733)
Settlement of forward foreign currency contracts	67,076
Settlement of foreign currency transactions	102,345
Expiration or closing of futures contracts	505,492
Expiration or closing of option contracts written	4,858
Expiration or closing of swap contracts	510,950
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(1,190,516)
Short positions of unaffiliated issuers	430,018
Forward foreign currency contracts	124,809
Foreign currency translations	(193,003)
Futures contracts	717,582
Swap contracts	400,490
Net gain/(loss) on investments	1,626,243
Net increase/(decrease) in net assets resulting from operations	$1,647,638

See Notes to Consolidated Financial Statements

41

Consolidated Statements of Changes in Net Assets

Neuberger Berman Alternative Funds

	ABSOLUTE RETURN MULTI-MANAGER FUND
	Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$21,395	$1,380,636
Net realized gain/(loss) on investments	1,336,863	1,401,176
Change in net unrealized appreciation/(depreciation) of investments	289,380	1,396,718
Net increase/(decrease) in net assets resulting from operations	1,647,638	4,178,530
Distributions to shareholders from (Note A):
Distributable earnings:
Institutional Class	(3,549,789)	(81,012)
Class A	(227,582)	—
Class C	(191,557)	—
Class R6	(49,422)	(2,282)
Total distributions to shareholders	(4,018,350)	(83,294)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	18,218,870	93,961,286
Class A	2,108,716	1,191,487
Class C	33,149	99,092
Class R6	920,839	410,711
Proceeds from reinvestment of dividends and distributions:
Institutional Class	3,244,385	75,650
Class A	203,618	—
Class C	160,235	—
Class R6	48,461	2,250
Payments for shares redeemed:
Institutional Class	(92,483,219)	(141,383,425)
Class A	(2,848,463)	(11,990,984)
Class C	(2,984,955)	(4,189,544)
Class R6	(694,156)	(14,546,198)
Net increase/(decrease) from Fund share transactions	(74,072,520)	(76,369,675)
Net Increase/(Decrease) in Net Assets	(76,443,232)	(72,274,439)
Net Assets:
Beginning of year	173,873,719	246,148,158
End of year	$97,430,487	$173,873,719

See Notes to Consolidated Financial Statements

42

Notes to Consolidated Financial Statements Absolute Return Multi-Manager Fund

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Absolute Return Multi-Manager Fund (the "Fund") is a separate operating series of the Trust, and is diversified. The Fund offers Institutional Class shares, Class A shares, Class C shares and Class R6 shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The Fund invests in commodity-related instruments through Neuberger Berman Cayman ARMM Fund I Ltd. (the "Subsidiary"), which is organized under the laws of the Cayman Islands. The Fund is and expects to remain the sole shareholder of the Subsidiary. The Subsidiary is governed by its own Board of Directors.

As of October 31, 2020, the value of the Fund's investment in the Subsidiary was as follows:

Investment in Subsidiary	Percentage of Net Assets
$11,438,455	11.7%

2  Consolidation: The accompanying financial statements of the Fund present the consolidated accounts of the Fund and the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

43

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments (long and short positions) in equity securities, preferred stocks, convertible preferred stocks, rights and warrants, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund's investments for long and short positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid or offer quotations, respectively, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and Other Market Information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of equity swaps and total return basket swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

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Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m. Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Pricing & Reference Data LLC ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time as of which the Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which the Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which the Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

4  Foreign currency translations: The accounting records of the Fund and Subsidiary are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Consolidated Statement of Operations.

5  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are

45

recorded on the basis of identified cost and stated separately in the Consolidated Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlement of class action litigations in which the Fund participated as a class member. The amounts of such proceeds for the year ended October 31, 2020, was $918.

6  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Consolidated Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2020, the Fund did not have any unrecognized tax positions.

The Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, the Fund will include in its taxable income its share of the Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the Subsidiary will be disregarded for purposes of computing the Fund's taxable income in the current period and also disregarded for all future periods.

For federal income tax purposes, the estimated cost in value of investments held at October 31, 2020, was $84,176,546. The estimated gross unrealized appreciation was $6,473,768 and estimated gross unrealized depreciation was $9,638,165 resulting in net unrealized depreciation of $3,164,397 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended October 31, 2020, the Fund recorded permanent reclassifications primarily related to prior year true up adjustments, prior year true up adjustments on real estate investment trust ("REIT")/non REIT return of capital adjustment, wholly owned subsidiary income and gain (loss) and amortization of bond premium. For the year ended October 31, 2020, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Total Distributable Earnings/(Losses)
$949,714	$(949,714)

The tax character of distributions paid during the years ended October 31, 2020, and October 31, 2019, was as follows:

				Distributions Paid From:
Ordinary Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
$4,018,350	$83,294	$—	$—	$—	$—	$—	$—	$4,018,350	$83,294

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As of October 31, 2020, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income/(Loss)	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,492,184	$—	$(3,368,875)	$(109,647,970)	$(317,752)	$(111,842,413)

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and/or recognized on wash sales and straddles, mark-to-market on adjustments on swaps, futures and forward contracts, amortization of organizational expenses, tax adjustments related to swap contracts and other investments, mark-to-market adjustments on passive foreign investment companies ("PFICs"), wholly owned subsidiary inclusions, capital loss carryforwards, amortization of bond premium and gain on constructive sale.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2020, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

  Capital Loss Carryforwards

Long-Term	Short-Term
$37,278,343	$72,369,627

During the year ended October 31, 2020, the Fund utilized capital loss carryforwards of $2,219,658.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2020, there were no outstanding balances of accrued capital gains taxes for the Fund.

8  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2020, the Fund estimated these amounts for the period January 1, 2020 to October 31, 2020 within the financial statements because the 2020 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2020, the character of distributions paid to shareholders of the Fund, if any, disclosed within the Consolidated Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund's distributions as reported herein, may differ from the final composition determined after calendar year-end and reported to the Fund shareholders on IRS Form 1099-DIV.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not

47

directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Securities sold short: The Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, the Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund pledges securities and/or other assets to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Fund and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Consolidated Statement of Assets and Liabilities. The Fund is required to segregate an amount of cash or liquid securities in an amount at least equal to the current market value of the securities sold short (less any additional collateral pledged to the lender). The Fund is contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Fund may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Fund and are excluded from the contractual expense limitation. A net negative expense, if any, represents a gain to the Fund as the total cash rebates received exceeded the other costs related to short sales. The net amount of fees incurred are included in the "Dividend and interest expense on securities sold short" on the Consolidated Statement of Operations and were $11,931 for the year ended October 31, 2020.

At October 31, 2020, the Fund had cash pledged in the amount of $5,955,164 to JPMorgan Chase Bank, NA ("JPM"), as collateral for short sales. In addition, JPM has a perfected security interest in these assets. At October 31, 2020, the Fund had securities pledged in the amount of $828,066 to JPM to cover collateral requirements for borrowing in connection with securities sold short.

12  Investment company securities and exchange traded funds: The Fund may invest in shares of other registered investment companies, including exchange traded funds ("ETFs"), within the limitations prescribed by (a) the 1940 Act, (b) the exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order, or (c) the ETF's exemptive order or other relief. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors,

48

markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

13  When-issued/delayed delivery securities: The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund's NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

14  Derivative instruments: The Fund's use of derivatives during the year ended October 31, 2020, is described below. Please see the Consolidated Schedule of Investments for the Fund's open positions in derivatives, at October 31, 2020. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Consolidated Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. There is a transition period for compliance for the new rule and it is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how the Fund will use derivatives, may adversely affect the Fund's performance and may increase costs related to the Fund's use of derivatives.

Futures contracts: During the year ended October 31, 2020, the Fund used futures for economic hedging purposes and to enhance returns.

At the time the Fund or Subsidiary enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund or Subsidiary as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, the Fund or Subsidiary recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund or Subsidiary because the exchange's clearinghouse assumes the position of the counterparty in each transaction.

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Thus, the Fund or Subsidiary is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, futures transactions undertaken by the Fund or Subsidiary may cause the Fund or Subsidiary to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund or Subsidiary. Also, the Fund's or Subsidiary's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's or Subsidiary's taxable income.

Forward foreign currency contracts: During the year ended October 31, 2020, the Fund used forward foreign currency contracts to hedge foreign currency and to enhance returns.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) on settlement of forward foreign currency contracts" in the Consolidated Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Credit default swap contracts: During the year ended October 31, 2020, the Fund used credit default swaps as part of its investment strategies, to enhance returns and to hedge against unfavorable changes in the value of investments and to protect against adverse movements in interest rates or credit performance with counterparties.

When the Fund is the buyer of an over the counter ("OTC") credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of an OTC credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of the swap. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. For financial

50

reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

Equity swap contracts: During the year ended October 31, 2020, the Fund used equity swaps to provide investment exposure to certain investments, primarily foreign securities.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security for the return based on a fixed or floating interest rate during the period of the swap. Upon entering an equity swap, the Fund may be required to pledge an amount of cash and/or other assets to the broker which is equal to a certain percentage of the contract amount (initial margin). Subsequent payments known as variation margins are made or received by the Fund periodically depending on the fluctuations in the value of the underlying security. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Consolidated Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Consolidated Statement of Operations.

Total return basket swap contracts: During the year ended October 31, 2020, the Fund used total return basket swaps to provide investment exposure to certain investments, primarily foreign securities. The Fund may enter into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. The Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation/(depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as "financing costs". Positions within the swap are reset periodically, and financing costs are reset monthly. During a reset, any unrealized gains/(losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation/(depreciation) on swap contracts in the Consolidated Statement of Operations. Cash settlements between the Fund and the counterparty are recognized as realized gains/(losses) on closing of swap contracts in the Consolidated Statement of Operations.

Options: During the year ended October 31, 2020, the Fund used options written to generate incremental returns. The Fund used purchased options to manage or adjust the risk profile and the investment exposure of the Fund to certain securities and to enhance returns.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

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When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that the Fund has written expires unexercised, the Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

At October 31, 2020, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Over the counter swaps	Over the counter swap contracts, at value(1)	$—	$—	$1,855,889	$—	$—	$1,855,889
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	304,309	37,248	162,761	87,209	591,527
Forward contracts	Receivable for forward foreign currency contracts	—	538,516	—	—	—	538,516
Total Value—Assets		$—	$842,825	$1,893,137	$162,761	$87,209	$2,985,932

Liability Derivatives

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Over the counter swaps	Over the counter swap contracts, at value(1)	$—	$—	$(1,315,363)	$—	$—	$(1,315,363)
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	(5,585)	(32,565)	(27,886)	(41,187)	(107,223)
Forward contracts	Payable for forward foreign currency contracts	—	(531,372)	—	—	—	(531,372)
Total Value—Liabilities		$—	$(536,957)	$(1,347,928)	$(27,886)	$(41,187)	$(1,953,958)

(1)  "Over the counter swap contracts" reflects the cumulative unrealized appreciation/(depreciation) of the over the counter swap contracts plus accrued interest as of October 31, 2020.

(2)  "Futures" reflects the cumulative unrealized appreciation/(depreciation) of futures as of October 31, 2020, which is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Total distributable

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earnings/(losses)." The current day's variation margin as of October 31, 2020, if any, is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."

The impact of the use of these derivative instruments on the Consolidated Statement of Operations during the year ended October 31, 2020, was as follows:

Realized Gain/(Loss)

Derivative Type	Consolidated Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Forward contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	$—	$67,076	$—	$—	$—	$67,076
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	—	(122,549)	(453,333)	538,558	542,816	505,492
Options purchased	Net realized gain/(loss) on: Transactions in investment securities of unaffiliated issuers	—	—	(52,552)	—	—	(52,552)
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	—	—	4,858	—	—	4,858
Swaps	Net realized gain/(loss)	(110,908)	—	621,858	—	—	510,950
	on: Expiration or closing of swaps contracts
Total Realized Gain/(Loss)		$(110,908)	$(55,473)	$120,831	$538,558	$542,816	$1,035,824

Change in Appreciation/(Depreciation)

Derivative Type	Consolidated Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	$—	$124,809	$—	$—	$—	$124,809
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	—	413,150	18,441	254,072	31,919	717,582
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: Investment securities of unaffiliated issuers	—	—	29,969	(10,487)	—	19,482
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	23,891	—	376,599	—	—	400,490
Total Change in Appreciation/ (Depreciation)		$23,891	$537,959	$425,009	$243,585	$31,919	$1,262,363

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While the Fund may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

The Fund is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting, or similar agreement. The Fund's OTC derivative assets and liabilities at fair value by type are reported gross in the Consolidated Statement of Assets and Liabilities. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting, or similar agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of October 31, 2020.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities
Over the counter swap contracts	$1,855,889	$—	$1,855,889
Forward contracts	538,516	—	538,516
Total	$2,394,405	$—	$2,394,405

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Societe Generale	$478,776	$(477,827)	$—	$949
JPMorgan Chase Bank, NA	1,170,439	(649,923)	—	520,516
Morgan Stanley Capital Services LLC	745,190	(718,985)	—	26,205
	$2,394,405	$(1,846,735)	$—	$547,670

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Over the counter swap contracts	$(1,315,363)	$—	$(1,315,363)
Forward contracts	(531,372)	—	(531,372)
Total	$(1,846,735)	$—	$(1,846,735)

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Societe Generale	$(477,827)	$477,827	$—	$—
JPMorgan Chase Bank, NA	(649,923)	649,923	—	—
Morgan Stanley Capital Services LLC	(718,985)	718,985	—	—
	$(1,846,735)	$1,846,735	$—	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of October 31, 2020, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of October 31, 2020.

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15  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

16  Unfunded loan commitments: The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. As of October 31, 2020, there were no outstanding unfunded loan agreements.

17  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2020, the impact of this arrangement was a reduction in expenses of $162.

18  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

19  Other matters—Coronavirus: The outbreak of the novel coronavirus in many countries, which is a rapidly evolving situation, has, among other things, disrupted global travel and supply chains, and has adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on economic and market conditions and trigger a period of global economic slowdown. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Fund.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at the annual rate of 1.700% of the first $250 million of the Fund's average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion. For the year ended October 31, 2020, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.70% of the Fund's average daily net assets.

The Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the Class level and each share class of the Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.15% for Institutional Class; 0.26% for each of Class A and Class C; and 0.05% for Class R6, each as a percentage of its average daily net assets. Additionally, NBIA retains JPM as its sub-administrator under a Sub-Administration Agreement. NBIA pays JPM a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of the Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The

55

expenses of the Subsidiary are included in the total expenses used to calculate the reimbursement, which the Fund has agreed to share with the Subsidiary. For the year ended October 31, 2020, these Subsidiary expenses amounted to $129,659.

At October 31, 2020, the Fund's contingent liabilities to NBIA under the agreements were as follows:

				Expenses Reimbursed in the Year Ended October 31,
				2018	2019	2020
				Subject to Repayment until October 31,
	Contractual Expense Limitation(1)		Expiration	2021	2022	2023
Institutional Class	1.97%		10/31/23	$477,171	$508,701	$567,149
Class A	2.33%		10/31/23	41,612	31,156	48,102
Class C	3.08%		10/31/23	29,237	28,605	36,584
Class R6	1.87	%(2)	10/31/23	28,071	24,431	8,302

(1)  Expense limitation per annum of the respective class' average daily net assets.

(2)  Prior to December 6, 2018, the contractual expense limitation for Class R6 was 1.90%.

The Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the year ended October 31, 2020, there was no repayment to NBIA under these agreements.

At October 31, 2020, NBIA engaged BH-DG Systematic Trading LLP, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Good Hill Partners LP, P/E Global, LLC and Portland Hill Asset Management Limited as subadvisers of the Fund to provide investment management services. NBIA compensates the subadvisers out of the investment advisory fees it receives from the Fund. At its March 26, 2020 meeting, the Board approved the termination of Sound Point Capital Management, L.P. as a subadviser to the Fund.

The Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears the advertising and promotion expenses.

However, the Distributor receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

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Class A shares of the Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of the Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2020, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Class A	$226	$—	$—	$—
Class C	—	60	—	—

Note C—Securities Transactions:

During the year ended October 31, 2020, there were purchase and sale transactions of long-term securities (excluding swaps, forward contracts, futures and written option contracts) as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers on Securities Sold Short excluding U.S. Government and Agency Obligations
$—	$235,222,231	$15,534,984	$1,272,616	$316,237,657	$29,138,753

During the year ended October 31, 2020, no brokerage commissions on securities transactions were paid to affiliated brokers.

During the year ended October 31, 2020, the Fund sold certain long positions and simultaneously entered into equity swaps on those same positions, retaining substantially all of the exposure to the economic return and the related risks on the long positions. At October 31, 2020, the transfers of financial assets accounted for as sales were as follows:

	At Original Transactions Dates		At October 31, 2020
Type of Transaction	Cost Basis of Positions Sold	Gross Cash Proceeds Received for Positions Sold	Net Fair Value of Transferred Assets	Gross Derivative Assets Recorded(a)(b)	Gross Derivative Liabilities Recorded(a)(b)
Sales and equity swaps	$3,972,361	$3,006,938	$217,214	$242,137	$(24,923)

(a)  Balances are presented on a gross basis, before the application of counterparty and cash collateral offsetting.

(b)  Gross derivative assets and gross derivative liabilities are included as equity risk contracts in Note A-14 of Notes to Consolidated Financial Statements.

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Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2020, and October 31, 2019, was as follows:

	For the Year Ended October 31, 2020				For the Year Ended October 31, 2019
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Institutional Class	1,720,181	304,637	(8,567,645)	(6,542,827)	8,724,953	6,840	(13,144,581)	(4,412,788)
Class A	202,038	19,411	(274,510)	(53,061)	113,599	—	(1,154,416)	(1,040,817)
Class C	3,318	16,056	(301,457)	(282,083)	9,929	—	(416,414)	(406,485)
Class R6	87,600	4,550	(65,990)	26,160	37,234	203	(1,345,300)	(1,307,863)

Other: At October 31, 2020, affiliated persons, as defined in the 1940 Act, owned 0.03% of the Fund's outstanding shares.

Note E—Line of Credit:

At October 31, 2020, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2020. During the year ended October 31, 2020, the Fund did not utilize the Credit Facility.

Note F—Change in Accounting Principle:

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update 2017-08, Receivables -Nonrefundable Fees and Other Costs (Subtopic 310-20)—Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08"). For callable debt securities held at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The adoption resulted in a change in accounting principle, since the Fund had historically amortized such premiums to maturity for GAAP. Accordingly, the Fund has adopted ASU 2017-08 to amend the premium amortization period for certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment directly to the component of net assets as of the beginning of the period of adoption that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments as follows:

Adjustment
$79,500

58

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings/(loss) or the NAV of the Fund. With respect to the Fund's results of operations, amortization of premium to first call date accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Note G—Recent Accounting Pronouncements:

In August 2018, FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820: "Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement") ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the disclosure requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

In March 2020, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2020-04 ("ASU 2020-04"), "Reference Rate Reform (Topic 848)". In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the guidance.

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Consolidated Financial Highlights

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#	Ratio of Net Expenses to Average Net AssetsØ	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)Ø	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Institutional Class
10/31/2020	$10.97	$0.01	$0.21	$0.22	$(0.39)	$—	$—	$(0.39)	$10.80	2.01%	$84.5	2.69%	2.54%	2.12%	1.97%	0.10%	230%	219%
10/31/2019	$10.71	$0.08	$0.19	$0.27	$(0.01)	$—	$—	$(0.01)	$10.97	2.48%	$157.6	2.59%	2.27%	2.30%	1.98%	0.77%	248%	246%
10/31/2018	$10.77	$0.09	$(0.15)	$(0.06)	$—	$—	$—	$—	$10.71	(0.56)%	$201.1	2.53%	2.16%	2.34%	1.97%	0.86%	194%	179%
10/31/2017	$10.18	$0.06	$0.53	$0.59	$—	$—	$—	$—	$10.77	5.80%	$295.7	2.69%	2.09%	2.57%	1.97%	0.61%	382%	357%
10/31/2016	$10.47	$0.02	$(0.18)	$(0.16)	$(0.03)	$(0.10)	$—	$(0.13)	$10.18	(1.57)%	$485.8	2.83%‡	2.02%‡	2.78%§‡	1.97%§‡	0.18%‡	485%	474%
Class A
10/31/2020	$10.78	$(0.03)	$0.20	$0.17	$(0.35)	$—	$—	$(0.35)	$10.60	1.58%	$6.6	3.22%	3.08%	2.47%	2.33%	(0.32)%	230%	219%
10/31/2019	$10.55	$0.04	$0.19	$0.23	$—	$—	$—	$—	$10.78	2.18%	$7.3	2.98%	2.65%	2.67%	2.33%	0.40%	248%	246%
10/31/2018	$10.65	$0.06	$(0.16)	$(0.10)	$—	$—	$—	$—	$10.55	(0.94)%	$18.1	2.83%	2.55%	2.61%	2.33%	0.60%	194%	179%
10/31/2017	$10.10	$0.02	$0.53	$0.55	$—	$—	$—	$—	$10.65	5.45%	$20.6	3.13%	2.47%	2.99%	2.33%	0.17%	382%	357%
10/31/2016	$10.40	$(0.02)	$(0.18)	$(0.20)	$—	$(0.10)	$—	$(0.10)	$10.10	(1.91)%	$62.9	3.20%‡	2.40%‡	3.13%§‡	2.33%§‡	(0.16)%‡	485%	474%
Class C
10/31/2020	$10.20	$(0.10)	$0.20	$0.10	$(0.27)	$—	$—	$(0.27)	$10.03	0.96%	$4.7	3.82%	3.67%	3.23%	3.08%	(0.98)%	230%	219%
10/31/2019	$10.06	$(0.03)	$0.17	$0.14	$—	$—	$—	$—	$10.20	1.39%	$7.7	3.71%	3.39%	3.40%	3.09%	(0.33)%	248%	246%
10/31/2018	$10.24	$(0.03)	$(0.15)	$(0.18)	$—	$—	$—	$—	$10.06	(1.76)%	$11.6	3.65%	3.28%	3.45%	3.08%	(0.24)%	194%	179%
10/31/2017	$9.78	$(0.05)	$0.51	$0.46	$—	$—	$—	$—	$10.24	4.70%	$17.9	3.82%	3.21%	3.69%	3.08%	(0.53)%	382%	357%
10/31/2016	$10.15	$(0.09)	$(0.18)	$(0.27)	$—	$(0.10)	$—	$(0.10)	$9.78	(2.66)%	$40.9	3.96%‡	3.15%‡	3.89%§‡	3.08%§‡	(0.96)%‡	485%	474%
Class R6
10/31/2020	$10.98	$0.01	$0.21	$0.22	$(0.39)	$—	$—	$(0.39)	$10.81	2.10%	$1.6	2.59%	2.45%	2.01%	1.87%	0.07%	230%	219%
10/31/2019	$10.71	$0.09	$0.19	$0.28	$(0.01)	$—	$—	$(0.01)	$10.98	2.64%	$1.4	2.55%	2.21%	2.22%	1.88%	0.84%	248%	246%
10/31/2018	$10.77	$0.10	$(0.16)	$(0.06)	$—	$—	$—	$—	$10.71	(0.56)%	$15.3	2.45%	2.09%	2.26%	1.90%	0.93%	194%	179%
10/31/2017	$10.17	$0.05	$0.55	$0.60	$—	$—	$—	$—	$10.77	5.90%	$12.7	2.40%	1.93%	2.37%	1.90%	0.51%	382%	357%
10/31/2016	$10.47	$0.04	$(0.21)	$(0.17)	$(0.03)	$(0.10)	$—	$(0.13)	$10.17	(1.58)%	$3.4	2.71%‡	1.92%‡	2.69%§‡	1.90%§‡	0.37%‡	485%	474%
See Notes to Consolidated Financial Highlights

61

62

Notes to Consolidated Financial Highlights

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

d  The class action proceeds listed in Note A of the Consolidated Notes to Financial Statements had no impact on the Fund's total return for the year ended October 31, 2020. The class action proceeds received in 2019, 2018, 2017 and 2016 had no impact on the Fund's total returns for the years ended October 31, 2019, 2018, 2017 and 2016.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

Ø  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management.

  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements (see Note A in the Notes to Consolidated Financial Statements). Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	Year Ended October 31, 2020		Year Ended October 31, 2019		Year Ended October 31, 2018		Year Ended October 31, 2017		Year Ended October 31, 2016
Institutional Class	2.12%	1.97%	2.30%	1.98%	2.33%	1.97%	2.57%	1.97%	2.78%	1.97%
Class A	2.47%	2.33%	2.67%	2.33%	2.61%	2.33%	2.99%	2.33%	3.13%	2.33%
Class C	3.23%	3.08%	3.40%	3.09%	3.45%	3.08%	3.69%	3.08%	3.89%	3.08%
Class R6	2.01%	1.87%	2.22%	1.88%	2.26%	1.90%	2.37%	1.90%	2.69%	1.90%

63

Notes to Consolidated Financial Highlights (cont'd)

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	Year Ended October 31, 2016
Institutional Class	2.77%	1.96%
Class A	3.13%	2.33%
Class C	3.88%	3.07%
Class R6	2.68%	1.89%

64

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Neuberger Berman Absolute Return Multi-Manager Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Neuberger Berman Absolute Return Multi-Manager Fund (the "Fund"), one of the series constituting Neuberger Berman Alternative Funds (the "Trust"), including the consolidated schedule of investments, as of October 31, 2020 and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the series constituting Neuberger Berman Alternative Funds) at October 31, 2020, the consolidated results of its operations for the year ended, the consolidated changes in net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

December 21, 2020

65

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Subadvisers

BH-DG Systematic Trading LLP
10 Grosvenor Street
London W1K 4QB, United Kingdom

Cramer Rosenthal McGlynn, LLC
520 Madison Avenue, 20th Floor
New York, NY 10022

GAMCO Asset Management Inc.
One Corporate Center
Rye, NY 10580

Good Hill Partners LP
One Greenwich Office Park
Greenwich, CT 06831

P/E Global, LLC
75 State Street, 31st Floor
Boston, MA 02109

Portland Hill Asset Management Limited
21 Knightsbridge
London SW1X7LY, United Kingdom

Custodian

JPMorgan Chase & Co.
4 Chase Metrotech Center
Brooklyn, NY 11245

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407

For Institutional Class Shareholders
address correspondence to:

Neuberger Berman Funds
PO Box 219189
Kansas City, MO 64121-9189
Intermediary Client Services 800.366.6264

For Class A, Class C and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

66

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	46

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

67

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	46

Director, UJA Federation of Greater New York, since 2019; Trustee, Jewish Theological Seminary, since 2015; Director, Legility, Inc. (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

68

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

46

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

69

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business— Dartmouth College, 1998 to 2002.	46

Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	46

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

70

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	46

Director, 1 William Street Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	46

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

71

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	46

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

72

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	46

Director, ERA Coalition (not-for-profit), 2019 to 2020; Director, Re belle Media (a privately held TV and film production company), since 2018; formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	46	None.

73

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

46

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

74

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

75

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

76

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

77

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust's Form N-PORT is available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the "Liquidity Rule"), as amended, the Fund has established a liquidity risk management program (the "Program"). The Program seeks to assess and manage the Fund's liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in the Fund. The Board has approved the designation of NBIA Funds' Liquidity Committee, comprised of NBIA employees, as the program administrator (the "Program Administrator"). The Program Administrator is responsible for implementing and monitoring the Program and utilizes NBIA personnel to assess and review, on an ongoing basis, the Fund's liquidity risk.

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of the Fund's liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund's investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Program Administrator's assessment of the investments' liquidity under current market conditions. The Program Administrator also utilizes information about the Fund's investment strategy, the characteristics of the Fund's shareholder base and historical redemption activity.

The Program Administrator provided the Board with a written report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation from June 1, 2019 through March 31, 2020. During the period covered by this report, the Program Administrator reported that the Program effectively assisted the Program Administrator in monitoring whether the Fund maintained a level of liquidity appropriate for its shareholder base and historical redemption activity.

In addition, the Program Administrator provided the Board with supplemental information on the Program's operations for a more recent period due to the market volatility created by the COVID-19 pandemic. During the period affected by the COVID-19 pandemic, the Program Administrator reported that the Program effectively assisted the Program Administrator in monitoring whether the Fund maintained a level of liquidity appropriate to its shareholder base and historical redemption activity.

Notice to Shareholders

In early 2021 you will receive information to be used in filing your 2020 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2020. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2020, the Fund designates $362,602, and 251,866 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income and dividends received deduction, respectively, eligible for reduced tax rates. Complete information regarding the Fund's distributions during the calendar year 2020 will be reported in conjunction with Form 1099-DIV.

78

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Alternative Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Management Agreement") and the separate sub-advisory agreements between Management and each sub-adviser (each a "Sub-Adviser") with respect to Neuberger Berman Absolute Return Multi-Manager Fund ("ARMM" or "Fund"). The Board considered the sub-advisory agreements between Management and each of the following Sub-Advisers: BH-DG Systematic Trading LLP, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Good Hill Partners LP, P/E Global, LLC, and Portland Hill Asset Management Limited (each a "Sub-Advisory Agreement"; collectively with the Management Agreement, the "Agreements"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 1, 2020 the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements with respect to the Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management and each Sub-Adviser in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and (for the Sub-Advisers), by Management, and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and each Sub-Adviser have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for the Fund, including the use of derivatives if used as part of a Sub-Adviser's strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Each quarter, the Ethics and Compliance Committee received and reviewed a summary of the quarterly compliance questionnaire completed by each Sub-Adviser that was prepared by the Fund's Chief Compliance Officer. The Board also considered the size and staffing of certain Sub-Advisers, as warranted, particularly the staffing of the portfolio management and compliance functions. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management and the Sub-Advisers in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's and the Sub-Advisers' business models.

The Independent Fund Trustees received from Independent Counsel memoranda discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and the Sub-Advisers.

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreements and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and Fund shareholders.

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The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered each Agreement of the Fund separately from the others.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreements to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and each Sub-Adviser who perform services for the Fund.

The Board noted that Management and the Fund had obtained from the U.S. Securities and Exchange Commission an exemptive order that permitted Management to add or replace sub-advisers to the Fund without a shareholder vote, provided the Independent Fund Trustees approve the new sub-adviser and certain other steps are taken. In this context, the Board considered Management's responsibilities for designing an overall investment program for the Fund and then identifying the sub-advisers who will carry out the different portions of that program based on Management's due diligence of those sub-advisers. The Board noted that under the multi-manager arrangement, Management is continually assessing the need for new sub-advisers and the appropriateness of potential candidates or changes to current sub-advisers, and noted the possibility that Management would in the future have to conduct "due diligence" on additional sub-advisers. The Board noted that Management is responsible for making the investments for the portion of the portfolio that it manages, allocating the Fund's portfolio among the various Sub-Advisers and itself, and determining when and how to rebalance the allocations among the Sub-Advisers and itself in the wake of disparate growth and changes in the markets and the broader economy, and to making certain other investment decisions and engaging in transactions to hedge or balance risks in the Sub-Advisers' portfolios. The Board noted that Management is also responsible for coordinating and managing the flow of information and communications relating to the Fund among the Sub-Advisers, and coordinating responses to regulatory agency inquiries related to the operations of the Trust.

The Board further noted that Management is responsible for overseeing the Sub-Advisers pursuant to the Agreements and related sub-adviser oversight policies and procedures approved by the Board. Under these procedures, Management is responsible for overseeing the investment performance of the Sub-Advisers and evaluating the risk and return of each Sub-Adviser's sleeve and the Fund as a whole, in addition to other significant oversight responsibilities. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing regulations adopted by the U.S. Securities and Exchange Commission.

The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered the policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions of Management and each of the Sub-Advisers and noted that Management monitored the quality of the execution services provided by each Sub-Adviser. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management or the Sub-Advisers. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance. The Board noted the additional responsibilities of Management in administering the liquidity risk management program.

The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management and Sub-Adviser oversight services. It also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity

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programs, among other matters. The Board noted Management's extensive activities in selecting and overseeing the Sub-Advisers, including questionnaires, site visits, analyses of performance, compliance monitoring, and evaluating third party reviews of potential sub-advisers, and the quarterly and annual reports that Management provides to the Board on the Sub-Advisers' performance and compliance. In addition, the Board considered the scope and compliance history of the compliance programs of Management and each Sub-Adviser, including the Fund's Chief Compliance Officer's and Management's assessment of the compliance programs of the Sub-Advisers. The Board discussed that Management's Chief Information Security Officer had evaluated the Sub-Advisers' responses on questions of cybersecurity, business continuity, and disaster recovery. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. The Board noted Management's and each Sub-Adviser's largely seamless implementation of their business continuity plans in response to the COVID-19 pandemic.

In addition, the Board noted the positive compliance history of Management and each Sub-Adviser, as no significant compliance problems were reported to the Board with respect to any of the firms. The Board also considered whether there were any pending lawsuits, enforcement proceedings, or regulatory investigations involving Management or any Sub-Adviser, and reviewed information regarding their financial condition, history of operations, and any conflicts of interests in managing the Fund. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which Management is entitled to reasonable compensation. The Trustees also considered that Management's responsibilities include continual management of investment, operational, enterprise, litigation, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or class, and that some new funds and share classes have been liquidated without ever having been profitable to Management.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and each Sub-Adviser in response to recent market conditions, such as changes in fixed income market liquidity, the economic dislocation and rise in volatility that accompanied shutdowns related to the efforts to stem the spread of COVID-19 and considered the overall performance of Management and each Sub-Adviser in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers ("Expense Group") and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such a comparative group and determining which investment companies should be included in the comparative group, noting differences as compared to certain fund industry ranking and rating systems.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, as applicable, net of the Fund's fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the Expense Group and Performance Universe, each constructed by the consulting firm. The Board also considered information regarding each Sub-Adviser's performance. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by Management's portfolio managers.

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The Performance Universe referenced in this section are those identified by the consulting firm, as discussed above. In the case of underperformance for any of the periods reported, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe and/or the benchmark (e.g., the amount by which the Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Fund has more than one class of shares outstanding and information for Institutional Class has been provided as identified below. The Board reviewed the expense structures of all the other classes of shares of the Fund, some of which have higher fees and expenses that reflect their separate distribution and servicing arrangements and the differing needs of different investors. As a proxy for the class expense structure, the Board reviewed the expenses of each class for one Fund in the Trust in comparison to Expense Groups for those classes. The Board noted the effect of higher expenses on the performance of the other classes of shares.

The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-, 3-, and 5-year periods. The Fund was launched in 2012 and therefore does not have 10-year performance. The Board also noted the Fund's ranking was in the second quintile of its Lipper and Morningstar peer category for the 7-month period ending July 31, 2020.

The Board discussed with Management the Fund's performance, potential reasons for any underperformance, and steps that Management had taken, or intended to take, to improve performance, including its demonstrated willingness to replace or terminate a Sub-Adviser. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it determined to approve the continuation of the Agreements notwithstanding the Fund's relative performance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to the Expense Group provided by the consulting firm, as discussed above. The Board reviewed a comparison of the Fund's management fee to the Expense Group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds. Accordingly, the Board also considered the Fund's total expense ratio as compared with its Expense Group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments. The information provided herein relating to the Fund's management fees is for the Fund's Institutional Class.) The Board also compared the Fund's total expenses to the median of the total expenses of the Fund's Expense Group. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its Expense Group, the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and the actual management fee net of fees waived by Management each ranked in the fourth quintile and total expenses ranked in the fifth quintile. The Board discussed with Management the expenses associated with the Fund's strategy and considered Management's representations regarding ways to manage such expenses.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported

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expense categories. (The Board also reviewed data on Management's estimated loss on the Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its resources into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated loss was not unreasonable.

Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in recent years, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment.

The Board also monitors throughout the year the potential effect on the profitability of Management resulting from changes in Sub-Advisers and/or their fees. The Board did not give substantial emphasis to estimated profitability data from the Sub-Advisers because the Board did not view this data as being a key factor to its deliberations given the arm's-length nature of the relationship between Management and the Sub-Advisers with respect to the negotiation of sub-advisory fee rates. To test its assumption of an arm's-length fee rate, the Board requested from Management information about any other business relationships it has with any of the Sub-Advisers beyond retaining them to advise other of Management's client accounts. In addition, the Board noted that the Sub-Advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund.

Information Regarding Services to Other Clients

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of the Fund. The Board also considered the fees the Sub-Advisers charge for products with investment objectives, policies, and strategies that were similar to those of the Fund, if any. The Board noted that in many cases, those products were hedge funds, which typically charge fees substantially higher than mutual funds.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangement that reduce the Fund's expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board considered that breakpoints in a Sub-Adviser's fee schedule would inure to the benefit of Management, and evaluated that fact in light of Management's profitability on the Fund, a subject on which the Board receives quarterly reports. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape,

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and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

Conclusions

In approving the continuation of the Agreements, the Board concluded that, in its business judgment, the terms of each Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and each Sub-Adviser could be expected to continue to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time, or, in the case of underperformance by a Sub-Adviser, that the Board retained confidence in Management's and each Sub-Adviser's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

M0257 12/20

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares

Commodity Strategy Fund

Global Allocation Fund

Long Short Fund

U.S. Equity Index PutWrite Strategy Fund

Annual Report

October 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.nb.com/fundliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

THE FUNDS
President's Letter	1
PORTFOLIO COMMENTARY
Commodity Strategy Fund	3
Global Allocation Fund	6
Long Short Fund	9
U.S. Equity Index PutWrite Strategy Fund	12
FUND EXPENSE INFORMATION	19
LEGEND	21
SCHEDULE OF INVESTMENTS
Commodity Strategy Fund	22
Positions by Country	25
Global Allocation Fund	28
Positions by Industry	37
Long Short Fund	46
U.S. Equity Index PutWrite Strategy Fund	77
FINANCIAL STATEMENTS	80
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA
Commodity Strategy Fund	114
Global Allocation Fund	116
Long Short Fund	118
U.S. Equity Index PutWrite Strategy Fund	120
Reports of Independent Registered Public Accounting Firms	126
Directory	129
Trustees and Officers	130
Proxy Voting Policies and Procedures	141
Quarterly Portfolio Schedule	141

Board Consideration of the Management Agreements	142
Liquidity Risk Management Program	148
Notice to Shareholders	148

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2020 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for Neuberger Berman Alternative and Multi-Asset Class Funds.

Just as COVID-19 was a significant factor in our daily lives during much of the 12 months ended October 31, 2020 (the reporting period), the pandemic also played a meaningful role in the U.S. economy and financial markets. Lockdowns, business closures, stay-at-home work and learning, and sharply rising unemployment conspired to end the 11-year economic expansion. Against this backdrop, gross domestic product (GDP) contracted at a record pace over the first half of 2020.

In an attempt to support the economy and functioning of the financial markets, the U.S. Federal Reserve Board (Fed) instituted a series of unprecedented actions. These included lowering policy rates to a range between 0.00% and 0.25% and initiating a series of open-ended asset purchase programs. The Fed also adjusted policy to afford inflation and employment a higher target, which could result in interest rates remaining "lower for longer." The U.S. government also took aggressive actions, as it introduced a $2 trillion stimulus package in March 2020. Outside the U.S., global central banks and governments also introduced meaningful monetary and fiscal programs to support their economies. As the reporting period progressed, there were indications that these actions were working, as the global economy rebounded meaningfully in the third quarter of 2020. That said, another wave of virus cases has put hopes for a rapid "V shaped" economic recovery into question.

Both the global stock and fixed income markets experienced periods of heightened volatility during the reporting period. After reaching a record high in mid-February 2020, the U.S. stock market fell sharply with the onset of the COVID-19 pandemic and entered its first bear market (a decline of more than 20%) in more than a decade. However, those losses were then largely erased as investor sentiment rose given the improving economic outlook and hopes for a vaccine. All told, the S&P 500® Index returned 9.71% during the reporting period. Meanwhile, international developed and emerging market equities, as measured by the MSCI EAFE® and MSCI Emerging Market Indices (Net), returned –6.86% and 8.25%, respectively, during the reporting period. In contrast, the investment grade U.S. fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 6.19% during the period. U.S. Treasury yields fell to all-time lows, as investors looked for ports in the economic storm. However, they then ticked higher, while the credit market, which experienced extreme weakness earlier in the period, rallied and recouped its earlier losses.

Looking ahead, we believe there are a number of uncertainties that could impact the financial markets. While the U.S. elections are largely behind us, the recent surge in COVID-19 cases could be a meaningful headwind for the economy going forward. While the Fed has made assurances of continued monetary support, it has repeatedly expressed the need for further fiscal stimulus. We anticipate highly correlated growth for the major economies over the coming years, with central bank rate increases likely on hold for the foreseeable future. In all likelihood, we could experience periods of volatility going forward. However, we would view these potential periods of volatility as opportunities to take advantage of mispriced securities through our active management.

Neuberger Berman continues to monitor the ongoing developments related to COVID-19 with a particular focus on two areas: the safety and health of its employees and clients, and the ability to continue to conduct effectively its investment and business operations, including all critical services. Neuberger Berman has a dedicated Business Continuity Management Team staffed with full-time professionals, who partner with over 60 Business Continuity Coordinators covering all business functions across all geographies. Neuberger Berman currently has not experienced a significant impact on its operating model. Neuberger Berman will continue to watch the effectiveness of efforts to contain the spread of the COVID-19 virus and the potential long-term implications on global economies and will continue to monitor and adapt as necessary the firm's operations and processes in the effort to most effectively manage portfolios.

Thank you for your support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

JOSEPH V. AMATO
PRESIDENT AND CEO
NEUBERGER BERMAN ALTERNATIVE FUNDS

Commodity Strategy Fund Commentary (Unaudited)

Neuberger Berman Commodity Strategy Fund Institutional Class generated a total return of –13.98% for the 12 months ended October 31, 2020 (the reporting period), and underperformed its benchmark, the Bloomberg Commodity Index (the Index), which posted an –8.75% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall commodity market generated mixed results over the reporting period. The energy sector, which represents the largest component of the Index, fell sharply. It was negatively impacted by the repercussions from the COVID-19 pandemic, as stay-at-home mandates and travel restrictions led to a sharp decrease in demand. Exacerbating the situation was the lack of agreement from OPEC to institute necessary production cuts. Conversely, precious metals, namely gold, rallied sharply as it was viewed as a hedge against economic uncertainty. Elsewhere, agriculture advanced, as stockpiles were lower than the previous year. Soft commodities (such as coffee, cocoa, sugar, and cotton) and industrial metals also posted positive, albeit modest, returns over the reporting period.

Looking at the commodity sectors in which the Fund invests, an overweight versus the Index to energy was the largest detractor from relative results. In particular, the steep decline in March 2020 weighed on the Fund's results. An underweight to gold relative to the Index was also a headwind for returns. Gold, which generally represents 7-10% of the Index, rose to roughly 20% during the reporting period. As such, the Fund's underweight was even more pronounced and negatively impacted its performance. Finally, the Fund's enhanced cash sleeve was hurt by the liquidity squeeze in March 2020. On the upside, the Fund's positioning in the agriculture sector was rewarded. In particular, overweight positions in corn and Kansas wheat were additive to results. In the livestock space, an overweight in lean hogs was modestly positive for returns, as prices rose given an increase in exports to China and supply issues in the U.S. due to reduced workforces in meat processing plants as a result of the pandemic.

The Fund seeks to gain exposure to the overall commodity market by investing, directly or indirectly, in futures contracts on individual commodities and other commodity-linked derivative instruments. The Fund's tactical positioning detracted from performance during the reporting period.

Pre-pandemic times seem so far in the rearview mirror that at times it's hard to imagine going back to any semblance of 'normalcy.' But we do believe that we will get there, eventually, especially in light of recent positive news on the COVID-19 vaccine front. In particular, we expect travel volumes to increase, people to return to work, and the economy to start to rebuild. In the commodity market, we've already seen some demand recovery beginning to sprout. As we look ahead, we anticipate further stimulus and supportive policy. Being risk-aware investors, despite our confidence in demand recovery, we still have an eye on inflation. There are a lot of reasons for us to believe that inflation is a noteworthy concern given the current government deficit, the remarkable level of stimulus, and even the U.S. Federal Reserve Board's current sentiment. One could argue that inflation's fire may be lacking some fuel, as there is still a demand shock and the job market has a long recovery road to pre-pandemic levels. But regardless, it's still a risk we feel is necessary to factor in. It's worth noting that when inflation is prevalent, commodities have historically been one of the best available hedges. While we know too well that the only certainty is uncertainty, we are optimistic that the current data indicates a stimulating environment for commodities is ahead.

Sincerely,

HAKAN KAYA, THOMAS SONTAG AND DAVID YI WAN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Commodity Strategy Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NRBIX
Class A	NRBAX
Class C	NRBCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

Asset-Backed Securities	20.9%
Corporate Bonds	56.8
Short-Term Investments	13.3
Other Assets Less Liabilities	9.0 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives (other than options purchased), if any.

PORTFOLIO BY TYPE OF COMMODITY FUTURE

(as a % of Total Notional Value)
Agriculture	29.5%
Energy	22.1
Industrial Metals	20.9
Livestock	5.6
Precious Metals	15.5
Softs	6.4
Total	100.0%

PERFORMANCE HIGHLIGHTS3

		Average Annual Total Return Ended 10/31/2020
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	08/27/2012	–13.98%	–2.32%	–7.01%
Class A	08/27/2012	–14.29%	–2.63%	–7.34%
Class C	08/27/2012	–15.05%	–3.57%	–8.15%
With Sales Charge
Class A		–19.22%	–3.76%	–8.01%
Class C		–15.89%	–3.57%	–8.15%
Index
Bloomberg Commodity Index[1,2]		–8.75%	–2.73%	–7.58%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.97%,1.37% and 2.32% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for fiscal year 2019 were 0.74%, 1.10% and 1.85% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2020, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Commodity Strategy Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Allocation Fund Commentary (Unaudited)

Neuberger Berman Global Allocation Fund Institutional Class generated a 1.14% total return for the 12 month period ended October 31, 2020 (the reporting period), underperforming its blended benchmark consisting of 60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Index (collectively, the Index), which provided a 5.69% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a robust finish to 2019, markets were subject to pronounced volatility in 2020. Risk assets plummeted in February and March in response to the onset of the COVID-19 pandemic, as markets were hit by the largest growth shock in over 50 years. In response, policymakers unleashed unprecedented monetary and fiscal stimulus, which helped drive a V-shaped rebound in asset prices as well as a recovery in the labor market, manufacturing indicators, and consumer confidence. Markets rebounded over the summer but then declined late in the reporting period as investors prepared for a highly uncertain U.S. election and as virus cases surged after seemingly being contained over the summer.

The Fund's allocations to both global equities and fixed income contributed positively to performance. Within equities, security selection was additive, with U.S. fundamental and multifactor equities contributing the most, while non-U.S. multifactor equity was the only detractor. Within fixed income, investment grade bonds were the largest contributor, though a slight duration underweight for most of the year, as well as modest losses in bank loans and emerging markets debt, caused performance to lag the Index. Opportunistic strategies detracted from fund performance, as commodities and options both struggled in the high-volatility environment of 2020. The three tactical overlays also negatively impacted performance.

The Fund's aggregate use of futures, forward foreign currency, swap and option contracts detracted from performance during the reporting period.

Looking forward, on a 12 month horizon, we favor U.S. small-caps and non-U.S. developed markets. Macroeconomic data has consistently surprised to the upside, while global stimulus remains accommodative, providing a strong fundamental backdrop for stocks that are more cyclical in nature. Additionally, we believe potential volatility over the coming months may widen the valuation discounts relative to defensive U.S. large cap stocks and present potential attractive buy-low opportunities. All else being equal, a weakening of the U.S. dollar, if it occurs, could incentivize investors to shift into markets outside the U.S.

Within fixed income, we are biased towards higher quality high yield credit and emerging markets debt. We think near-zero interest rates and accommodative monetary policy from the U.S. Federal Reserve Board and other major central banks lay a strong foundation for further gains as investors search for yield. We believe these drivers are unlikely to go away in the near future, regardless of the size of the next fiscal stimulus or the timeframe for an effective COVID-19 vaccine.

We continue to believe that a flexible, multi-dimensional approach to a diversified portfolio is prudent. Our multi-asset class approach offers a global, go-anywhere strategy, complemented with historically uncorrelated sources of return and a risk framework at both the security and portfolio levels, plus independent firm oversight.

Sincerely,

ERIK KNUTZEN, BRADLEY TANK AND AJAY JAIN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Allocation Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGLIX
Class A	NGLAX
Class C	NGLCX
Class R6	NRGLX

PERFORMANCE HIGHLIGHTS3

		Average Annual Total Return Ended 10/31/2020
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	12/29/2010	1.14%	4.81%	5.15%
Class A	12/29/2010	0.82%	4.45%	4.78%
Class C	12/29/2010	0.01%	3.67%	4.00%
Class R6[5]	01/18/2019	1.32%	4.85%	5.17%
With Sales Charge
Class A		–4.94%	3.22%	4.15%
Class C		–0.97%	3.67%	4.00%
Index
Blended Benchmark*1,2		5.69%	6.65%	5.80%
MSCI All Country World Index (Net)[1,2]		4.89%	8.11%	7.57%

*  Blended Benchmark is composed of 60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Index, rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 3.71%, 4.10%, 4.83% and 3.91% for Institutional Class, Class A, Class C and R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for fiscal year 2019 were 0.85%, 1.20%, 1.95%, and 0.75% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2020, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Allocation Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

*  Blended Benchmark is composed of 60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Index, rebalanced monthly.

Long Short Fund Commentary (Unaudited)

Neuberger Berman Long Short Fund Institutional Class generated an 11.68% total return for the 12 months ended October 31, 2020 (the reporting period), outperforming its primary benchmark, the HFRX Equity Hedge Index, which returned –1.44% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market experienced periods of heightened volatility, but ultimately posted solid results during the reporting period. After reaching a record high in mid-February 2020, the U.S. stock market abruptly reversed course and fell sharply, ending the 11-year bull market in March 2020, with the onset of the COVID-19 pandemic. Investor sentiment declined given the repercussions from the COVID-19 pandemic. Those losses were then erased over the next five months. This turnaround was triggered by unprecedented monetary policy accommodation by the U.S. Federal Reserve Board, aggressive fiscal actions, and hopes for a COVID-19 vaccine. However, another wave of the pandemic, gridlock in Washington D.C. and uncertainties regarding the November U.S. election caused stocks to again decline in September and October 2020. All told, the S&P 500® Index gained 9.71% during the reporting period.

We maintained our highly selective outlook during the reporting period. This was reflected in the Fund's net long and gross exposure during the period. The Fund's largest sector weights were in Information Technology and Consumer Discretionary over the period.

We categorize the Fund's long investment exposure into three groups: Capital Growth, Total Return and Opportunistic. Capital Growth continues to represent our largest allocation, followed by Total Return and Opportunistic. We continued to identify compelling opportunities in Capital Growth relative to Opportunistic, as the change catalyst becomes more difficult to execute at this stage of the cycle. The portfolio's short exposure includes both single name "Fundamental" shorts and "Market" shorts. During the reporting period, equity long exposure slightly decreased against the backdrop of heightened market volatility and greater sector dispersion as fundamentals came back into focus, while Fundamental shorts decreased. Market shorts that consist primarily of sector and market cap-specific indices to help manage broader portfolio exposures also slightly decreased during the reporting period.

Equity long exposure added to Fund performance, while Fundamental shorts detracted from performance during the reporting period given the overall positive move in markets. The Fund's aggregate use of futures, swap and options contracts detracted from performance during the reporting period.

We see COVID-19 vaccines and therapeutics as key drivers of the economic recovery. In the meantime, we believe the federal government will need to do more to support those hardest hit businesses, state and local governments, as well as unemployed workers, to prevent any slowing of the economic rebound. We believe a prolonged failure to extend fiscal relief could pose a serious threat to the economy. In our view, a second shutdown would be highly problematic for the economy. However, we believe U.S. states should be better prepared for round two given the learnings gained to date. In our view, some companies will emerge with stronger competitive positions as they capitalize on an accelerated pace of secular change. We want to own companies that are "outcome makers" and not "outcome takers." We believe management experience, forward thinking strategies, and prudent capital structure and capital allocation have never been more important. Given the vicissitudes of an increasingly global economy, we will also remain flexible in our decisions and open-minded to new ideas across different sectors, asset classes and geographies.

Sincerely,

CHARLES KANTOR AND MARC REGENBAUM
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Long Short Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NLSIX
Class A	NLSAX
Class C	NLSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Common Stocks	72.1%	(11.1)%
Convertible Bonds	0.8	—
Corporate Bonds	3.6	(2.3)
Limited Partnership Units	1.7	—
Loan Assignments	1.0	—
Master Limited Partnerships	1.1	—
Options Purchased	0.2	—
Preferred Stocks	1.9	—
Warrants	0.2	—
Short-Term Investments	13.8	—
Other Assets Less Liabilities	17.0 *	—
Total	113.4%	(13.4)%

*  Includes the impact of the Fund's open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 10/31/2020
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	12/29/2011	11.68%	6.37%	6.67%
Class A	12/29/2011	11.31%	6.00%	6.29%
Class C	12/29/2011	10.42%	5.19%	5.49%
With Sales Charge
Class A		4.92%	4.75%	5.58%
Class C		9.42%	5.19%	5.49%
Index
HFRX Equity Hedge Index[1,2]		–1.44%	1.06%	2.39%
S&P 500® Index[1,2]		9.71%	11.71%	13.80%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.78%, 2.14% and 2.89% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended October 31, 2020, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Long Short Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

U.S. Equity Index PutWrite Strategy Fund Commentary (Unaudited)

Neuberger Berman U.S. Equity Index PutWrite Strategy Fund Institutional Class generated a total return of 2.22% over the 12-month period ended October 31, 2020 (the reporting period), outperforming its benchmark, a blend consisting of 42.5% CBOE S&P 500 One-Week PutWrite Index / 42.5% CBOE S&P 500 PutWrite Index / 7.5% CBOE Russell 2000 One-Week PutWrite Index / 7.5% CBOE Russell 2000 PutWrite Index (collectively, the Index), which posted a –9.51% total return during the same period. (Performance for all share classes is provided in the table immediately following this letter.)

For the reporting period, the Fund lacked the full equity exposure to keep pace with an equity index blend consisting of 85% S&P 500® Index and 15% Russell 2000® Index, which returned 8.29%. Over the same time period, the S&P 500 Index individually returned an attractive 9.71% while the Russell 2000 Index remained roughly unchanged with a total return of –0.14%. Meanwhile, the CBOE S&P 500 PutWrite Index (PUT) deteriorated –6.33% and the CBOE Russell 2000 PutWrite Index (PUTR) lost a notable –8.58%.

The Fund's S&P 500 PutWrite sleeve generated a positive return, outperforming the PUT total return of –6.33% and outperformed the CBOE S&P 500 One-Week PutWrite (WPUT) total return of –10.06%. Over the reporting period, the Fund's Russell 2000 PutWrite sleeve declined, but experienced less downside than the PUTR total return of –8.58% and has outperformed the CBOE Russell 2000 One-Week PutWrite (WPTR) total return of –26.92%. Interest rate uncertainty remains high on the long end of the U.S. Treasury yield curve, but short-term U.S. Treasury rates (<3 years) appear to be clearly pricing in the U.S Federal Reserve Board's stated intention to keep rates lower for longer. For the reporting period, the Fund's collateral sleeve outperformed the FTSE US Three-Month Treasury Bill Index, which returned 0.86%.

Implied volatility levels continue to average well above their long-term averages and 2020 is on pace to post the third highest average annual CBOE S&P 500 Volatility Index (VIX) level, surpassed only in calendar years 2008 and 2009. Over the past twelve months, the VIX is up 24.8 points with an average 30-day implied volatility premium of –0.2. Concurrently, the CBOE Russell 2000 Volatility Index (RVX) is up 24.2 points with a 30-day implied volatility premium averaging –1.5.

Relative to the twelve months ended October 2019, the last twelve months has been a more profitable year for option writing generally, with positive implied volatility premiums across most periods. As a generalization, we consider the explicit cost of hedging option positions to be equivalent to the realized price volatility of the underlying security. We believe that if an underlying security or index experiences significant levels of volatility, it naturally follows that actively 'trading' the security to offset the risk of an option position (delta hedging) will increase, i.e., the cost of controlling the volatility is greater. In the extreme case of an underlying price experiencing zero deviation (i.e. is constant) over the life of the option, then the cost of delta hedging the position would be zero, assuming no other costs of managing the underlying security exposure. Importantly, realized volatilities can vary based on different points of observation. In our view, measuring day-over-day volatility during market hours results in lower annualized volatility versus the standard 'end of day' methodologies. This suggests that the options strategies that have realized volatility as an 'expense' may be more efficient if rebalanced during the middle of the day. Avoiding the noise that can occur around the open and close also makes intuitive sense to us. Over the reporting period, our process continued to rebalance option exposures during the normal trading hours in an effort to reduce the implicit risk involved in all investment activities.

We believe the U.S. economy is still one of the great wealth engines on the planet, but we are starting to learn it may not fire on all cylinders for an extended period. Of course, the debate will continue with each side making their tried-and-true claims like: "Never underestimate the U.S. consumer" or "Capitalism doesn't work anymore." Regardless, we are fairly certain things aren't simply going back to the way they were. Looking ahead, we believe equity market volatility will persist well into 2021, and we anticipate the resulting higher levels of implied volatility may offer the Fund an opportunity to capture attractive premiums over time. Of note, the S&P 500 trading near all-time highs in conjunction with the VIX remaining elevated in the high 20's is a rare occurrence and suggests a long way to go before investor fear subsides. We believe higher premiums create an environment in which the Fund can increase downside mitigation in the event of market declines, as well as higher total return potential should markets continue to rise.

Sincerely,

DEREK DEVENS AND RORY EWING
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

U.S. Equity Index PutWrite Strategy Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NUPIX
Class A	NUPAX
Class C	NUPCX
Class R6	NUPRX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
U.S. Treasury Obligations	84.8%
Put Options Written	(5.0)
Short-Term Investments	19.4
Other Assets Less Liabilities	0.8
Total	100.0%

PERFORMANCE HIGHLIGHTS4

		Average Annual Total Return Ended 10/31/2020
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	09/16/2016	2.22%	5.70%
Class A	09/16/2016	1.71%	5.31%
Class C	09/16/2016	1.00%	4.53%
Class R6	09/16/2016	2.23%	5.78%
With Sales Charge
Class A		–4.16%	3.81%
Class C		0.03%	4.53%
Index
42.5% CBOE S&P 500 One-Week PutWrite Index/ 42.5% CBOE S&P 500 PutWrite Index / 7.5% CBOE Russell 2000 One-Week PutWrite Index / 7.5% CBOE Russell 2000 PutWrite Index[1,2]		–9.51%	0.57%
85% S&P 500® Index / 15% Russell 2000® Index[1,2]		8.29%	12.09%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.77%, 1.13%, 1.92% and 0.67% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for fiscal year 2019 were 0.66%, 1.02%, 1.77% and 0.56% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2020, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

U.S. Equity Index PutWrite Strategy Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1  Please see "Glossary of Indices" on page 17 for a description of indices. Please note that individuals cannot invest directly in any index. The HFRX Equity Hedge Index does take into account fees and expenses, but not the tax consequences, of investing since it is based on the underlying hedge funds' net returns. The other indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3  During the period from August 2012 through January 2013, Neuberger Berman Commodity Strategy Fund was relatively small, which could have impacted Fund performance. During the period from December 2010 through April 2011, Neuberger Berman Global Allocation Fund had only one shareholder and the Fund was relatively small, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

4  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

5  The performance information for Class R6 prior to the class's inception date is that of the Institutional Class of Neuberger Berman Global Allocation Fund. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

Bloomberg Barclays Global Aggregate Index:

The index measures global investment grade debt from twenty-four different local currency markets and includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers. The index is largely comprised of three major regional aggregate components: the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays Pan-European Aggregate Bond Index, and the Bloomberg Barclays Asian-Pacific Aggregate Index. In addition to securities from these three indices, the Bloomberg Barclays Global Aggregate Index also includes investment grade Eurodollar, Euro-Yen, Canadian, and 144A Index-eligible securities not already in these three indices.

Bloomberg Commodity Index:

The index is a rolling index composed of exchange-traded futures contracts on physical commodities. The index relies primarily on liquidity data of futures contracts, along with U.S. dollar-adjusted production data, in determining the relative quantities of included commodities. The index is designed to be a highly liquid and diversified benchmark for commodities investments. The version of the index that is calculated on a total return basis reflects the returns on a fully collateralized investment in the underlying commodity futures contracts, combined with the returns on cash collateral invested in U.S. Treasury Bills.

CBOE Russell 2000® PutWrite Index:

The index tracks the value of a passive investment strategy, which consists of overlaying Russell 2000 (RUT) short put options over a money market account invested in one-month U.S. Treasury bills. The RUT puts are struck at-the-money and are sold on a monthly basis.

CBOE Russell 2000® One-Week PutWrite Index:

The index is designed to track the performance of a hypothetical strategy that sells an at-the-money (ATM) Russell 2000 Index put option on a weekly basis. The maturity of the written Russell 2000 put option is one week to expiry. The written Russell 2000 put option is collateralized by a money market account invested in one-month U.S. Treasury bills. The index rolls on a weekly basis, typically every Friday.

CBOE S&P 500® PutWrite Index:

The index tracks the value of a passive investment strategy, which consists of overlaying S&P 500 (SPX) short put options over a money market account invested in one- and three-months Treasury bills. The SPX puts are struck at-the-money and are sold on a monthly basis.

CBOE S&P 500® One-Week PutWrite Index:

The index is designed to track the performance of a hypothetical strategy that sells an at-the- money (ATM) S&P 500 Index (SPX) put option on a weekly basis. The maturity of the written SPX put option is one week to expiry. The written SPX put option is collateralized by a money market account invested in one-month U.S. Treasury bills. The index rolls on a weekly basis, typically every Friday.

42.5% CBOE S&P 500® One-Week PutWrite Index/42.5% CBOE S&P 500® PutWrite Index/7.5% CBOE Russell 2000® One-Week PutWrite Index/7.5% CBOE Russell 2000® PutWrite Index:

The blended index is composed of 42.5% CBOE S&P 500 One-Week PutWrite Index (described above), 42.5% CBOE S&P 500 PutWrite Index (described above), 7.5% CBOE Russell 2000 One-Week PutWrite Index (described above) and 7.5% CBOE Russell 2000 PutWrite Index (described above), and is rebalanced monthly.

Glossary of Indices (cont'd)

HFRX Equity Hedge Index:

The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

MSCI All Country World Index (Net):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Index:

The blended index is composed of 60% MSCI All Country World Index (Net) (described above) and 40% Bloomberg Barclays Global Aggregate Index (described above), and is rebalanced monthly. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 2000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.
85% S&P 500® Index/15% Russell 2000® Index:	The 85% S&P 500® Index/15% Russell 2000® Index blended index is composed of 85% S&P 500® Index (described above) and 15% Russell 2000® Index (described above), and is rebalanced monthly.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2020 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During the Period(1) 5/1/20 - 10/31/20		Expense Ratio	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During the Period(2) 5/1/20 - 10/31/20		Expense Ratio
Commodity Strategy Fund
Institutional Class	$1,000.00	$1,189.70	$4.07	(3)	0.74%	$1,000.00	$1,021.42	$3.76	(3)	0.74%
Class A	$1,000.00	$1,188.10	$6.05	(3)	1.10%	$1,000.00	$1,019.61	$5.58	(3)	1.10%
Class C	$1,000.00	$1,180.20	$10.30	(3)	1.88%	$1,000.00	$1,015.69	$9.53	(3)	1.88%
Global Allocation Fund
Institutional Class	$1,000.00	$1,106.60	$3.02		0.57%	$1,000.00	$1,022.27	$2.90		0.57%
Class A	$1,000.00	$1,104.30	$4.92		0.93%	$1,000.00	$1,020.46	$4.72		0.93%
Class C	$1,000.00	$1,100.30	$8.87		1.68%	$1,000.00	$1,016.69	$8.52		1.68%
Class R6	$1,000.00	$1,106.50	$2.49		0.47%	$1,000.00	$1,022.77	$2.39		0.47%
Long Short Fund
Institutional Class	$1,000.00	$1,097.40	$9.65		1.83%	$1,000.00	$1,015.94	$9.27		1.83%
Class A	$1,000.00	$1,095.20	$11.53		2.19%	$1,000.00	$1,014.13	$11.09		2.19%
Class C	$1,000.00	$1,090.80	$15.50		2.95%	$1,000.00	$1,010.31	$14.91		2.95%
U.S. Equity Index PutWrite Strategy Fund
Institutional Class	$1,000.00	$1,102.60	$3.49		0.66%	$1,000.00	$1,021.82	$3.35		0.66%
Class A	$1,000.00	$1,099.30	$5.38		1.02%	$1,000.00	$1,020.01	$5.18		1.02%
Class C	$1,000.00	$1,096.00	$9.33		1.77%	$1,000.00	$1,016.24	$8.97		1.77%
Class R6	$1,000.00	$1,102.00	$2.96		0.56%	$1,000.00	$1,022.32	$2.85		0.56%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/366 (to reflect the one-half year period shown).

(3)  Includes expenses of the Fund's subsidiary (See Note A of the Notes to Financial Statements).

Legend October 31, 2020 (Unaudited)

Neuberger Berman Alternative Funds

Benchmarks:

EURIBOR  = Euro Interbank Offered Rate

LIBOR  = London Interbank Offered Rate

SOFR  = Secured Overnight Financing Rate

Currency Abbreviations:

AUD  = Australian Dollar

BRL  = Brazilian Real

CAD  = Canadian Dollar

CHF  = Swiss Franc

CLP  = Chilean Peso

CZK  = Czech Koruna

EUR  = Euro

GBP  = Pound Sterling

HUF  = Hungarian Forint

JPY  = Japanese Yen

KRW  = South Korean Won

MXN  = Mexican Peso

NOK  = Norwegian Krone

NZD  = New Zealand Dollar

PLN  = Polish Zloty

SEK  = Swedish Krona

TRY  = Turkish Lira

USD  = United States Dollar

ZAR  = South African Rand

Non-Deliverable Forward Contracts:

BRL  = Brazilian Real

CLP  = Chilean Peso

KRW  = South Korean Won

Counterparties:

CITI  = Citibank, N.A.

GSI  = Goldman Sachs International

JPM  = JPMorgan Chase Bank N.A.

RBC  = Royal Bank of Canada

SCB  = Standard Chartered Bank

SG  = Societe Generale

SSB  = State Street Bank and Trust Company

Index Periods/Payment Frequencies:

1M  = 1 Month

3M  = 3 Months

6M  = 6 Months

T  = Termination

Consolidated Schedule of Investments Commodity Strategy Fund^
October 31, 2020

PRINCIPAL AMOUNT		VALUE
Asset-Backed Securities 20.9%
$2,000,000	Citibank Credit Card Issuance Trust, Ser. 2017-A7, Class A7, (1M LIBOR + 0.37%), 0.51%, due 8/8/2024	$2,007,164	(a)
63,758	Fifth Third Auto Trust, Ser. 2019-1, Class A2B, (1M USD LIBOR + 0.17%), 0.32%, due 5/16/2022	63,758	(a)
750,000	Ford Credit Auto Lease Trust, Ser. 2020-B, Class A2A, 0.50%, due 12/15/2022	750,892
	Ford Credit Auto Owner Trust
228,873	Ser. 2019-A, Class A2A, 2.78%, due 2/15/2022	229,419
365,951	Ser. 2020-A, Class A2, 1.03%, due 10/15/2022	367,302
645,000	Ser. 2020-B, Class A2, 0.50%, due 2/15/2023	645,675
525,566	GM Financial Automobile Leasing Trust, Ser. 2019-3, Class A2B, (1M USD LIBOR + 0.27%), 0.42%, due 10/20/2021	525,667	(a)
	GM Financial Consumer Automobile Receivables Trust
242,247	Ser. 2020-1, Class A2, 1.83%, due 1/17/2023	243,543
1,500,000	Ser. 2020-3, Class A2, 0.35%, due 7/17/2023	1,500,631
	Golden Credit Card Trust
910,000	Ser. 2019-2A, Class A, (1M USD LIBOR + 0.35%), 0.50%, due 10/15/2023	911,509	(a)(b)
1,000,000	Ser. 2017-4A, Class A, (1M USD LIBOR + 0.52%), 0.67%, due 7/15/2024	1,003,658	(a)(b)
	Hyundai Auto Lease Securitization Trust
1,746,844	Ser. 2020-A, Class A2, 1.90%, due 5/16/2022	1,757,989	(b)
1,190,000	Ser. 2020-B, Class A2, 0.36%, due 1/17/2023	1,190,998	(b)
1,140,000	Mercedes-Benz Auto Lease Trust, Ser. 2020-B, Class A2, 0.31%, due 2/15/2023	1,140,077
	Navient Student Loan Trust
493,676	Ser. 2017-4A, Class A2, (1M USD LIBOR + 0.50%), 0.65%, due 9/27/2066	492,485	(a)(b)
430,446	Ser. 2019-7A, Class A1, (1M USD LIBOR + 0.50%), 0.65%, due 1/25/2068	428,501	(a)(b)
588,256	Ser. 2019-2A, Class A1, (1M USD LIBOR + 0.27%), 0.42%, due 2/27/2068	588,014	(a)(b)
885,050	Ser. 2019-4A, Class A1, (1M USD LIBOR + 0.28%), 0.43%, due 7/25/2068	880,810	(a)(b)
1,282,746	Nissan Auto Lease Trust, Ser. 2019-B, Class A2B, (1M USD LIBOR + 0.27%), 0.42%, due 10/15/2021	1,282,743	(a)
800,000	Tesla Auto Lease Trust, Ser. 2020-A, Class 2A, 0.55%, due 5/22/2023	801,584	(b)
128,007	USAA Auto Owner Trust, Ser. 2019-1, Class A2, 2.26%, due 2/15/2022	128,168
	Verizon Owner Trust
494,074	Ser. 2018-1A, Class A1B, (1M USD LIBOR + 0.26%), 0.41%, due 9/20/2022	494,201	(a)(b)
1,200,000	Ser. 2019-C, Class A1B, (1M USD LIBOR + 0.42%), 0.57%, due 4/22/2024	1,203,808	(a)
1,884,159	Volkswagen Auto Loan Enhanced Trust, Ser. 2020-1, Class A2A, 0.93%, due 12/20/2022	1,889,692
	World Omni Auto Receivables Trust
28,309	Ser. 2019-A, Class A2, 3.02%, due 4/15/2022	28,342
2,000,000	Ser. 2020-C, Class A2, 0.35%, due 12/15/2023	2,001,564
	Total Asset-Backed Securities (Cost $22,529,872)	22,558,194
Corporate Bonds 56.8%
Agriculture 1.0%
1,095,000	BAT Capital Corp., (3M USD LIBOR + 0.88%), 1.16%, due 8/15/2022	1,100,683	(a)
Auto Manufacturers 2.1%
680,000	BMW U.S. Capital LLC, (3M USD LIBOR + 0.41%), 0.63%, due 4/12/2021	680,896	(a)(b)
1,610,000	Daimler Finance N.A. LLC, (3M USD LIBOR + 0.90%), 1.18%, due 2/15/2022	1,620,460	(a)(b)
		2,301,356
Banks 22.0%
	Bank of America Corp.
690,000	(3M USD LIBOR + 1.16%), 1.38%, due 1/20/2023	697,537	(a)
1,670,000	(3M USD LIBOR + 1.00%), 1.21%, due 4/24/2023	1,686,402	(a)
1,475,000	BB&T Corp., (3M USD LIBOR + 0.65%), 0.88%, due 4/1/2022	1,484,358	(a)

See Notes to Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
	Citigroup, Inc.
$375,000	(3M USD LIBOR + 0.96%), 1.17%, due 4/25/2022	$378,836	(a)
1,585,000	(3M USD LIBOR + 0.69%), 0.91%, due 10/27/2022	1,594,524	(a)
330,000	(3M USD LIBOR + 0.95%), 1.16%, due 7/24/2023	332,420	(a)
2,575,000	Goldman Sachs Group, Inc., (3M USD LIBOR + 0.75%), 1.01%, due 2/23/2023	2,586,992	(a)
2,865,000	Morgan Stanley, (SOFR + 0.70%), 0.79%, due 1/20/2023	2,872,649	(a)
2,035,000	Royal Bank of Canada, (3M USD LIBOR + 0.47%), 0.68%, due 4/29/2022	2,044,719	(a)
880,000	Santander UK PLC, (3M USD LIBOR + 0.62%), 0.87%, due 6/1/2021	882,527	(a)
2,005,000	Toronto-Dominion Bank, (SOFR + 0.48%), 0.57%, due 1/27/2023	2,010,735	(a)
2,185,000	U.S. Bank N.A., (3M USD LIBOR + 0.40%), 0.64%, due 12/9/2022	2,195,290	(a)
2,460,000	Wells Fargo & Co., (3M USD LIBOR + 1.11%), 1.32%, due 1/24/2023	2,478,642	(a)
	Westpac Banking Corp.
1,835,000	(3M USD LIBOR + 0.85%), 1.12%, due 8/19/2021	1,847,239	(a)
640,000	(3M USD LIBOR + 0.39%), 0.61%, due 1/13/2023	643,198	(a)
		23,736,068
Biotechnology 0.7%
765,000	Gilead Sciences, Inc., (3M USD LIBOR + 0.52%), 0.74%, due 9/29/2023	766,255	(a)
Diversified Financial Services 4.8%
705,000	American Express Co., (3M USD LIBOR + 0.61%), 0.82%, due 8/1/2022	709,560	(a)
2,820,000	Capital One Financial Corp., (3M USD LIBOR + 0.95%), 1.19%, due 3/9/2022	2,844,510	(a)
1,625,000	Intercontinental Exchange, Inc., (3M USD LIBOR + 0.65%), 0.90%, due 6/15/2023	1,630,492	(a)
		5,184,562
Electric 0.9%
980,000	Duke Energy Florida LLC, Ser. A, (3M USD LIBOR + 0.25%), 0.48%, due 11/26/2021	981,178	(a)
Electronics 0.8%
	Honeywell Int'l, Inc.
380,000	(3M USD LIBOR + 0.37%), 0.61%, due 8/8/2022	381,508	(a)
500,000	(3M USD LIBOR + 0.23%), 0.50%, due 8/19/2022	500,644	(a)
		882,152
Gas 1.2%
780,000	Dominion Energy Gas Holdings LLC, Ser. A, (3M USD LIBOR + 0.60%), 0.85%, due 6/15/2021	782,421	(a)
510,000	Southern California Gas Co., (3M USD LIBOR + 0.35%), 0.57%, due 9/14/2023	510,170	(a)
		1,292,591
Insurance 3.3%
1,513,000	Marsh & McLennan Cos., Inc., (3M USD LIBOR + 1.20%), 1.42%, due 12/29/2021	1,514,331	(a)
2,025,000	New York Life Global Funding, (3M USD LIBOR + 0.44%), 0.66%, due 7/12/2022	2,035,113	(a)(b)
		3,549,444
Machinery—Construction & Mining 1.9%
2,000,000	Caterpillar Financial Services Corp., (3M USD LIBOR + 0.23%), 0.48%, due 3/15/2021	2,001,756	(a)

See Notes to Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Machinery—Diversified 0.7%
$790,000	Otis Worldwide Corp., (3M USD LIBOR + 0.45%), 0.68%, due 4/5/2023	$790,198	(a)
Media 1.2%
1,255,000	TWDC Enterprises 18 Corp., (3M USD LIBOR + 0.39%), 0.64%, due 3/4/2022	1,259,186	(a)
Miscellaneous Manufacturer 1.3%
1,365,000	General Electric Capital Corp., (3M USD LIBOR + 1.00%), 1.25%, due 3/15/2023	1,367,074	(a)
Oil & Gas 1.5%
1,570,000	BP Capital PLC, (3M USD LIBOR + 0.87%), 1.11%, due 9/16/2021	1,579,381	(a)
Pharmaceuticals 9.8%
975,000	AbbVie, Inc., (3M USD LIBOR + 0.65%), 0.90%, due 11/21/2022	979,311	(a)(b)
1,855,000	AstraZeneca PLC, (3M USD LIBOR + 0.62%), 0.87%, due 6/10/2022	1,867,573	(a)
2,540,000	Bayer U.S. Finance II LLC, (3M USD LIBOR + 0.63%), 0.86%, due 6/25/2021	2,545,626	(a)(b)
1,810,000	Bristol-Myers Squibb Co., (3M USD LIBOR + 0.38%), 0.66%, due 5/16/2022	1,816,815	(a)
1,045,000	Cigna Corp., (3M USD LIBOR + 0.65%), 0.90%, due 9/17/2021	1,045,206	(a)
870,000	CVS Health Corp., (3M USD LIBOR + 0.72%), 0.96%, due 3/9/2021	871,720	(a)
1,479,000	GlaxoSmithKline Capital PLC, (3M USD LIBOR + 0.35%), 0.61%, due 5/14/2021	1,481,791	(a)
		10,608,042
Telecommunications 3.6%
	AT&T, Inc.
2,000,000	(3M USD LIBOR + 0.95%), 1.19%, due 7/15/2021	2,012,299	(a)
115,000	(3M USD LIBOR + 0.89%), 1.15%, due 2/15/2023	115,932	(a)
1,700,000	Verizon Communications, Inc., (3M USD LIBOR + 1.00%), 1.24%, due 3/16/2022	1,722,131	(a)
		3,850,362
	Total Corporate Bonds (Cost $61,061,865)	61,250,288
NUMBER OF SHARES
Short-Term Investments 13.3%
Investment Companies 13.3%
14,327,486	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(c) (Cost $14,327,486)	14,327,486	(d)
	Total Investments 91.0% (Cost $97,919,223)	98,135,968
	Other Assets Less Liabilities 9.0%	9,674,129	(e)
	Net Assets 100.0%	$107,810,097

(a)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2020 and changes periodically.

See Notes to Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund^ (cont'd)

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2020, these securities amounted to $16,411,155, which represents 15.2% of net assets of the Fund.

(c)  Represents 7-day effective yield as of October 31, 2020.

(d)  All or a portion of this security is segregated in connection with obligations for futures with a total value of $14,327,486.

(e)  Includes the impact of the Fund's open positions in derivatives at October 31, 2020.

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$63,588,487	59.0%
United Kingdom	6,911,955	6.4%
Canada	5,970,621	5.5%
Germany	4,846,982	4.5%
Australia	2,490,437	2.3%
Short-Term Investments and Other Assets—Net	24,001,615	22.3%
	$107,810,097	100.0%

Derivative Instruments

Futures contracts ("futures")

At October 31, 2020, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2020	83	Copper	$6,323,563	$183,904
12/2020	55	Gold 100 Oz.	10,339,450	336,926
12/2020	144	Lead	6,538,500	6,475
12/2020	95	Lean Hogs	2,491,850	495,229
12/2020	55	Live Cattle	2,382,600	(16,776)
12/2020	63	Nickel	5,723,298	886,733
12/2020	2	Palladium	443,440	(5,420)
12/2020	82	Primary Aluminum	3,798,650	452,813
12/2020	31	Silver	3,665,130	992,721
12/2020	127	Zinc	7,993,063	1,391,368
1/2021	27	Cattle Feeder	1,810,688	(77,532)
1/2021	114	Lead	5,185,575	183,113
1/2021	97	Low Sulphur Gasoil	3,014,275	(283,725)

See Notes to Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund^ (cont'd)

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
1/2021	97	Natural Gas	$3,364,930	$223,555
1/2021	132	New York Harbor ULSD	6,068,462	(335,035)
1/2021	47	Nickel	4,273,851	(142,551)
1/2021	96	Platinum	4,072,320	(575,790)
1/2021	68	Primary Aluminum	3,147,550	(28,475)
1/2021	114	RBOB Gasoline	4,918,234	(511,220)
1/2021	100	WTI Crude Oil	3,615,000	(420,000)
1/2021	96	Zinc	6,054,000	210,600
3/2021	138	Brent Crude Oil	5,361,300	(624,392)
3/2021	86	Cocoa	1,982,300	(134,064)
3/2021	33	Coffee 'C'	1,322,269	(71,156)
3/2021	571	Corn	11,512,788	194,028
3/2021	64	Cotton No.2	2,232,960	53,593
3/2021	191	Hard Red Winter Wheat	5,231,013	74,013
3/2021	94	Soybean	4,925,600	74,545
3/2021	190	Soybean Meal	6,843,800	266,865
3/2021	125	Soybean Oil	2,493,000	5,422
3/2021	128	Sugar 11	2,058,650	278,087
3/2021	140	Wheat	4,200,000	4,188
Total Long Positions			$143,388,109	$3,088,042
Short Futures:
Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2020	144	Lead	$(6,538,500)	$(182,616)
12/2020	63	Nickel	(5,723,298)	78,937
12/2020	82	Primary Aluminum	(3,798,650)	(323)
12/2020	127	Zinc	(7,993,063)	(373,901)
Total Short Positions			$(24,053,511)	$(477,903)
Total Futures				$2,610,139

At October 31, 2020, the Fund had $7,124,815 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2020, the average notional value for the months where the Fund had futures outstanding was $152,053,639 for long positions and $(13,503,895) for short positions.

See Notes to Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Asset-Backed Securities	$—	$22,558,194	$—	$22,558,194
Corporate Bonds(a)	—	61,250,288	—	61,250,288
Short-Term Investments	—	14,327,486	—	14,327,486
Total Investments	$—	$98,135,968	$—	$98,135,968

(a)  The Consolidated Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2020:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$6,393,115	$—	$—	$6,393,115
Liabilities	(3,782,976)	—	—	(3,782,976)
Total	$2,610,139	$—	$—	$2,610,139

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ October 31, 2020

NUMBER OF SHARES		VALUE
Common Stocks 39.2%
Australia 0.6%
624	APA Group	$4,600	(a)
769	BHP Group Ltd.	18,434
12	BHP Group PLC ADR	466
936	Fortescue Metals Group Ltd.	11,450
110	Rio Tinto Ltd.	7,156
242	Rio Tinto PLC	13,660
15	Rio Tinto PLC ADR	852
955	Santos Ltd.	3,175
		59,793
Austria 0.0%(b)
209	Telekom Austria AG	1,407
Canada 0.7%
531	B2Gold Corp.	3,416
340	Bank of Nova Scotia	14,125
40	Barrick Gold Corp.	1,069
63	Brookfield Asset Management, Inc. Class A	1,876
576	Enbridge, Inc.	15,871
152	Great-West Lifeco, Inc.	3,098
76	National Bank of Canada	3,647
227	Power Corp. of Canada	4,323
392	Sun Life Financial, Inc.	15,597
176	Toronto-Dominion Bank	7,765
		70,787
China 0.1%
26	Alibaba Group Holding Ltd. ADR	7,922	*
844	BOC Hong Kong Holdings Ltd.	2,344
		10,266
Denmark 0.2%
370	Danske Bank A/S	4,918	*
173	Novo Nordisk A/S Class B	11,112
54	Pandora A/S	4,276
		20,306
Finland 0.2%
79	Elisa OYJ	3,886
140	Neste OYJ	7,285
199	UPM-Kymmene OYJ	5,623
		16,794
France 0.7%
46	Capgemini SE	5,311
81	Cie Generale des Etablissements Michelin SCA	8,739
375	Credit Agricole SA	2,962	*
17	Hermes International	15,820
17	Kering SA	10,266
169	Schneider Electric SE	20,509
		63,607
Germany 0.3%
46	Allianz SE	8,093
72	Brenntag AG	4,602
NUMBER OF SHARES		VALUE
128	Deutsche Post AG	$5,671
256	Deutsche Telekom AG	3,897
78	Fresenius Medical Care AG & Co. KGaA	5,957
70	Vonovia SE	4,469
		32,689
Hong Kong 0.2%
1,258	CK Asset Holdings Ltd.	5,841
1,052	CLP Holdings Ltd.	9,694
		15,535
Ireland 0.0%(b)
105	Smurfit Kappa Group PLC	3,952
Israel 0.1%
46	Check Point Software Technologies Ltd.	5,224	*
13	Wix.com Ltd.	3,215	*
		8,439
Italy 0.1%
32	Ferrari NV	5,708
170	FinecoBank Banca Fineco SpA	2,327	*
712	Intesa Sanpaolo SpA	1,177	*
335	Mediobanca Banca di Credito Finanziario SpA	2,375
		11,587
Japan 1.8%
177	Chugai Pharmaceutical Co. Ltd.	6,832
68	Daito Trust Construction Co. Ltd.	6,186
70	EDION Corp.	689
129	Fujitsu Ltd.	15,263
685	ITOCHU Corp.	16,453
617	Japan Tobacco, Inc.	11,616
353	KDDI Corp.	9,550
100	MEIJI Holdings Co. Ltd.	7,245
88	Mitsui & Co. Ltd.	1,378
249	Mizuho Financial Group, Inc.	3,066
165	MS&AD Insurance Group Holdings, Inc.	4,515
28	Nomura Research Institute Ltd.	825
412	NTT DOCOMO, Inc.	15,341
367	Obayashi Corp.	3,071
219	Ono Pharmaceutical Co. Ltd.	6,247
167	ORIX Corp.	1,953
64	Secom Co. Ltd.	5,407
345	Sekisui House Ltd.	5,732
83	Seven & i Holdings Co. Ltd.	2,523
349	Shimizu Corp.	2,423
208	Shionogi & Co. Ltd.	9,811
169	Sompo Holdings, Inc.	6,310
83	Taisei Corp.	2,583
21	Tokyo Electron Ltd.	5,637
279	Toyota Motor Corp.	18,315
83	Trend Micro, Inc.	4,649
212	USS Co. Ltd.	3,878
		177,498
See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

NUMBER OF SHARES		VALUE
Jordan 0.0%(b)
91	Hikma Pharmaceuticals PLC	$2,959
Netherlands 0.9%
46	ASML Holding NV	16,616
68	ASML Holding NV	24,709
802	Koninklijke Ahold Delhaize NV	22,034
30	Koninklijke DSM NV	4,802
645	Koninklijke KPN NV	1,743
93	NN Group NV	3,243
184	Wolters Kluwer NV	14,911
		88,058
Norway 0.1%
450	DNB ASA	6,067	*
Peru 0.0%(b)
12	Southern Copper Corp.	628
Singapore 0.1%
1,603	Ascendas Real Estate Investment Trust	3,383
480	Singapore Exchange Ltd.	3,044
		6,427
Spain 0.2%
203	Endesa SA	5,440
228	Iberdrola SA	2,688
187	Naturgy Energy Group SA	3,474
276	Red Electrica Corp. SA	4,862
		16,464
Sweden 0.3%
108	Investor AB, B Shares	6,486
534	Skandinaviska Enskilda Banken AB Class A	4,579	*
836	Svenska Handelsbanken AB	6,776	*
284	Tele2 AB, B Shares	3,369
423	Telefonaktiebolaget LM Ericsson B Shares	4,719
		25,929
Switzerland 0.9%
1	Chocoladefabriken Lindt & Spruengli AG	7,928
27	Kuehne & Nagel International AG	5,391
94	Logitech International SA	7,914
105	Nestle SA	11,806
39	Nestle SA ADR	4,379
154	Novartis AG	12,007
17	Novartis AG ADR	1,327
51	Roche Holding AG	16,394
61	Roche Holding AG ADR	2,439
2	SGS SA	4,997
43	Swiss Prime Site AG	3,616
11	Swisscom AG	5,594
497	UBS Group AG	5,770
2	Zurich Insurance Group AG	663
		90,225
NUMBER OF SHARES		VALUE
United Kingdom 0.9%
229	Ashtead Group PLC	$8,307
56	Berkeley Group Holdings PLC	2,943
186	British American Tobacco PLC	5,899
130	Bunzl PLC	4,042
734	Direct Line Insurance Group PLC	2,506
106	Farfetch Ltd. Class A	2,982	*
347	GlaxoSmithKline PLC	5,807
87	Intertek Group PLC	6,280
1,144	Kingfisher PLC	4,255	*
35	Linde PLC	7,712
100	Persimmon PLC	3,026
548	RELX PLC	10,844
557	Sage Group PLC	4,586
69	Schroders PLC	2,337
1,415	Standard Chartered PLC	6,449	*
182	Unilever NV	10,291
19	Unilever PLC	1,084
		89,350
United States 30.8%
38	3M Co.	6,078
362	AbbVie, Inc.	30,806
403	Academy Sports & Outdoors, Inc.	5,924	*
58	Accenture PLC Class A	12,581
334	Activision Blizzard, Inc.	25,294
109	Adaptive Biotechnologies Corp.	5,023	*
25	Adobe, Inc.	11,178	*
41	Advance Auto Parts, Inc.	6,038
305	Aflac, Inc.	10,355
17	Air Products & Chemicals, Inc.	4,696
56	Alcoa Corp.	724	*
46	Alexion Pharmaceuticals, Inc.	5,296	*
29	Alliant Energy Corp.	1,603
117	Allstate Corp.	10,384
55	Alphabet, Inc. Class A	88,886	*
15	Alphabet, Inc. Class C	24,315	*
578	Altice USA, Inc. Class A	15,577	*
696	Altria Group, Inc.	25,112
53	Amazon.com, Inc.	160,916	*(c)
17	Ameren Corp.	1,379
35	American Electric Power Co., Inc.	3,148
59	American Homes 4 Rent Class A	1,668
25	American Tower Corp.	5,741
192	Americold Realty Trust	6,956
75	Ameriprise Financial, Inc.	12,062
46	AMETEK, Inc.	4,517
35	Amgen, Inc.	7,593
131	Amphenol Corp. Class A	14,782
112	Analog Devices, Inc.	13,275
56	Anthem, Inc.	15,277
52	Aon PLC Class A	9,569
1,846	Apple, Inc.	200,956
39	Aptiv PLC	3,763
20	Arthur J. Gallagher & Co.	2,074
17	Ashland Global Holdings, Inc.	1,186
68	Assurant, Inc.	8,457
81	Athene Holding Ltd. Class A	2,598	*
13	Autodesk, Inc.	3,062	*

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

NUMBER OF SHARES		VALUE
311	Bellring Brands, Inc. Class A	$5,688	*
9	Berkshire Hathaway, Inc. Class B	1,817	*
124	Best Buy Co., Inc.	13,832
11	Biogen, Inc.	2,773	*
49	BioMarin Pharmaceutical, Inc.	3,647	*
140	BJ's Wholesale Club Holdings, Inc.	5,361	*
50	Black Knight, Inc.	4,398	*
16	BlackRock, Inc.	9,587
155	Blackstone Group, Inc. Class A	7,815
31	Boeing Co.	4,476
3	Booking Holdings, Inc.	4,868	*
280	Boston Scientific Corp.	9,596	*
601	Bristol-Myers Squibb Co.	35,128
17	Broadcom, Inc.	5,944
183	Cabot Oil & Gas Corp.	3,256
9	Cactus, Inc. Class A	153
165	Carlyle Group, Inc.	4,112
46	Caterpillar, Inc.	7,224
18	CDW Corp.	2,207
134	CenterPoint Energy, Inc.	2,831
10	ChampionX Corp.	87	*
30	Cheniere Energy, Inc.	1,436	*
103	Chevron Corp.	7,159	(c)
47	Chubb Ltd.	6,106
28	Cigna Corp.	4,675
826	Cisco Systems, Inc.	29,653	(c)
583	Citigroup, Inc.	24,148
402	Citizens Financial Group, Inc.	10,955
294	Cognizant Technology Solutions Corp. Class A	20,998
81	Colfax Corp.	2,202	*
114	Colgate-Palmolive Co.	8,993
886	Comcast Corp. Class A	37,425
75	Comerica, Inc.	3,413
116	Concho Resources, Inc.	4,815
250	ConocoPhillips	7,155
49	Constellation Brands, Inc. Class A	8,096
15	Cooper Cos., Inc.	4,786
15	Crowdstrike Holdings, Inc. Class A	1,858	*
63	Crown Castle International Corp.	9,841
18	Crown Holdings, Inc.	1,544	*
301	CSX Corp.	23,761
24	Cummins, Inc.	5,277
25	Deere & Co.	5,648
48	Delta Air Lines, Inc.	1,471
65	Devon Energy Corp.	580
77	DISH Network Corp. Class A	1,963	*
173	Dominion Energy, Inc.	13,899
2	Domino's Pizza, Inc.	757
58	Dover Corp.	6,421
27	DTE Energy Co.	3,332
76	East West Bancorp, Inc.	2,772
67	Eastman Chemical Co.	5,416
52	Eaton Corp. PLC	5,397	(c)
14	Ecolab, Inc.	2,570
31	eHealth, Inc.	2,080	*
149	Electronic Arts, Inc.	17,855	*
157	Eli Lilly & Co.	20,482
320	Emerson Electric Co.	20,733
38	Entegris, Inc.	2,841
NUMBER OF SHARES		VALUE
16	Entergy Corp.	$1,620
357	EOG Resources, Inc.	12,224
20	Equifax, Inc.	2,732
238	Equitable Holdings, Inc.	5,115
159	Equity LifeStyle Properties, Inc.	9,411
17	Everest Re Group Ltd.	3,350
29	Eversource Energy	2,531
155	Exelon Corp.	6,183
212	Exxon Mobil Corp.	6,915
111	Facebook, Inc. Class A	29,205	*
20	FedEx Corp.	5,189
116	Fidelity National Information Services, Inc.	14,452
102	Fiserv, Inc.	9,738	*
29	FMC Corp.	2,979
72	Fortune Brands Home & Security, Inc.	5,823
103	Gaming and Leisure Properties, Inc.	3,744
90	General Mills, Inc.	5,321
139	General Motors Co.	4,800
278	Hartford Financial Services Group, Inc.	10,709
29	HCA Healthcare, Inc.	3,594
21	HD Supply Holdings, Inc.	837	*
47	Hill-Rom Holdings, Inc.	4,280
207	Home Depot, Inc.	55,209
122	Honeywell International, Inc.	20,124
45	Humana, Inc.	17,968
11	IBM Corp.	1,228
96	IHS Markit Ltd.	7,764
78	Illinois Tool Works, Inc.	15,279
308	Intel Corp.	13,638
134	Intercontinental Exchange, Inc.	12,650
204	International Paper Co.	8,925
67	Intuit, Inc.	21,084
57	Invitation Homes, Inc.	1,554
151	Iron Mountain, Inc.	3,935
26	Jacobs Engineering Group, Inc.	2,470
465	Johnson & Johnson	63,756	(c)
116	Johnson Controls International PLC	4,896
342	JPMorgan Chase & Co.	33,530	(c)
28	KLA Corp.	5,521
243	Kratos Defense & Security Solutions, Inc.	4,590	*
165	Kroger Co.	5,315
30	Lam Research Corp.	10,262
172	Las Vegas Sands Corp.	8,266
12	Lear Corp.	1,450
62	Leidos Holdings, Inc.	5,146
192	Lennar Corp. Class A	13,484
199	LKQ Corp.	6,366	*
27	Lockheed Martin Corp.	9,454
143	Lowe's Cos., Inc.	22,608
45	Marriott International, Inc. Class A	4,180
7	Martin Marietta Materials, Inc.	1,864
19	MasterCard, Inc. Class A	5,484
49	McDonald's Corp.	10,437
135	Medtronic PLC	13,577	(c)
66	MetLife, Inc.	2,498
917	Microsoft Corp.	185,665	(c)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

NUMBER OF SHARES		VALUE
61	Mid-America Apartment Communities, Inc.	$7,114
10	Mohawk Industries, Inc.	1,032	*
237	Mondelez International, Inc. Class A	12,589
88	Monster Beverage Corp.	6,738	*
631	Morgan Stanley	30,383
120	Motorola Solutions, Inc.	18,967
22	Netflix, Inc.	10,466	*
57	Newmont Corp.	3,582
32	NextEra Energy Partners LP	2,010
240	NextEra Energy, Inc.	17,570
89	NIKE, Inc. Class B	10,687
28	NiSource, Inc.	643
18	Northrop Grumman Corp.	5,217
165	Nucor Corp.	7,880
135	nVent Electric PLC	2,437
11	NVIDIA Corp.	5,515
21	OGE Energy Corp.	646
82	ONEOK, Inc.	2,378
369	Oracle Corp.	20,705
39	Otis Worldwide Corp.	2,390
50	Packaging Corp. of America	5,725
50	Peloton Interactive, Inc. Class A	5,511	*
538	Pfizer, Inc.	19,088
101	Philip Morris International, Inc.	7,173
32	Phillips 66	1,493
86	Pioneer Natural Resources Co.	6,842
107	PNC Financial Services Group, Inc.	11,971	(c)
17	PPG Industries, Inc.	2,205
475	Procter & Gamble Co.	65,123	(c)
174	Progressive Corp.	15,991
115	Prologis, Inc.	11,408
42	Proofpoint, Inc.	4,021	*
174	Public Service Enterprise Group, Inc.	10,118
127	PulteGroup, Inc.	5,177
125	QUALCOMM, Inc.	15,420
24	Quest Diagnostics, Inc.	2,931
77	Range Resources Corp.	507
306	RealReal, Inc.	3,853	*
13	Regeneron Pharmaceuticals, Inc.	7,066	*
65	Regions Financial Corp.	865
21	Reliance Steel & Aluminum Co.	2,289
44	RPM International, Inc.	3,725
51	S&P Global, Inc.	16,459
169	SailPoint Technologies Holding, Inc.	7,015	*
74	salesforce.com, Inc.	17,188	*
17	SBA Communications Corp.	4,936
68	Schlumberger Ltd.	1,016
105	Selectquote, Inc.	1,808	*
18	Sempra Energy	2,256
99	Sensata Technologies Holding PLC	4,327	*
18	ServiceNow, Inc.	8,956	*
21	Sherwin-Williams Co.	14,448
244	Simply Good Foods Co.	4,587	*
87	Skyworks Solutions, Inc.	12,292
NUMBER OF SHARES		VALUE
45	Smartsheet, Inc. Class A	$2,243	*
124	SS&C Technologies Holdings, Inc.	7,343
33	Stanley Black & Decker, Inc.	5,485
230	Starwood Property Trust, Inc.	3,213
52	State Street Corp.	3,063
39	Steel Dynamics, Inc.	1,228
398	T-Mobile U.S., Inc.	43,609	*
44	T. Rowe Price Group, Inc.	5,573
52	Target Corp.	7,915
114	TE Connectivity Ltd.	11,044
11	Teladoc Health, Inc.	2,161	*
95	Terex Corp.	2,346
17	Tesla, Inc.	6,597	*
292	Texas Instruments, Inc.	42,220	(c)
27	Textron, Inc.	967
119	Thermo Fisher Scientific, Inc.	56,301
20	Toll Brothers, Inc.	846
56	Tractor Supply Co.	7,460
52	Trane Technologies PLC	6,903
10	TransDigm Group, Inc.	4,774
63	TransUnion	5,019
92	Travelers Cos., Inc.	11,105
107	Uber Technologies, Inc.	3,575	*
14	Ulta Beauty, Inc.	2,895	*
201	Union Pacific Corp.	35,615
39	United Parcel Service, Inc. Class B	6,127
22	United Rentals, Inc.	3,922	*
151	UnitedHealth Group, Inc.	46,076	(c)
21	Universal Display Corp.	4,165
450	Utz Brands, Inc.	7,632
9	Verisk Analytics, Inc.	1,602
452	Verizon Communications, Inc.	25,760
38	Vertex Pharmaceuticals, Inc.	7,918	*
213	Virgin Galactic Holdings, Inc.	3,710	*
216	Visa, Inc. Class A	39,249
38	Visteon Corp.	3,407	*
310	Vistra Energy Corp.	5,385
19	W.W. Grainger, Inc.	6,650
248	Walmart, Inc.	34,410	(c)
38	Waste Connections, Inc.	3,774
99	WEC Energy Group, Inc.	9,954
15	WEX, Inc.	1,898	*
86	Weyerhaeuser Co.	2,347
764	Williams Cos., Inc.	14,661
55	WP Carey, Inc.	3,444
102	WPX Energy, Inc.	470	*
29	XPO Logistics, Inc.	2,610	*
29	Zimmer Biomet Holdings, Inc.	3,831
210	Zoetis, Inc.	33,296
		3,017,628
Total Common Stocks (Cost $3,441,037)		3,836,395

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
U.S. Treasury Obligations 13.4%
$50,000	U.S. Treasury Bill, 0.10%, due 5/20/2021	$49,970	(d)
	U.S. Treasury Bonds
90,000	4.50%, due 2/15/2036	132,704
175,000	1.13%, due 5/15/2040	166,278
25,000	2.75%, due 8/15/2042	31,001
275,000	2.88%, due 8/15/2045-5/15/2049	350,539	(c)
215,000	3.00%, due 2/15/2047	280,625
230,000	1.25%, due 5/15/2050	207,647
57,965	U.S. Treasury Inflation-Indexed Bond, 1.00%, due 2/15/2048	77,697	(c)(e)
20,000	U.S. Treasury Note, 0.63%, due 5/15/2030	19,575
	Total U.S. Treasury Obligations (Cost $1,352,727)	1,316,036
U.S. Government Agency Securities 1.2%
80,000	Federal Home Loan Bank, 5.50%, due 7/15/2036 (Cost $103,444)	122,813
Corporate Bonds 20.4%
Belgium 0.8%
	Anheuser-Busch InBev Worldwide, Inc.
15,000	4.75%, due 4/15/2058	18,022
10,000	4.60%, due 4/15/2048	11,846
35,000	Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, due 2/1/2046	42,830
		72,698
Canada 0.3%
	Canadian Natural Resources Ltd.
5,000	4.95%, due 6/1/2047	5,288
10,000	2.95%, due 7/15/2030	9,791
15,000	Rogers Communications, Inc., 4.35%, due 5/1/2049	18,153
		33,232
France 0.1%
10,000	Total Capital International SA, 3.13%, due 5/29/2050	10,015
Mexico 0.3%
25,000	Grupo Bimbo SAB de CV, 4.70%, due 11/10/2047	29,066	(f)
Netherlands 0.1%
10,000	Shell Int'l Finance BV, 4.00%, due 5/10/2046	11,370
United Kingdom 1.0%
15,000	AstraZeneca PLC, 2.13%, due 8/6/2050	13,431
	BAT Capital Corp.
15,000	4.91%, due 4/2/2030	17,468
15,000	3.73%, due 9/25/2040	14,705
15,000	BP Capital Markets PLC, 4.88%, due 3/22/2030	15,750	(g)(h)
15,000	Natwest Group PLC, 3.03%, due 11/28/2035	14,549	(g)
15,000	Vodafone Group PLC, 4.25%, due 9/17/2050	17,202
		93,105

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
United States 17.8%
$5,000	Abbott Laboratories, 4.75%, due 4/15/2043	$6,782
	AbbVie, Inc.
10,000	4.05%, due 11/21/2039	11,421	(f)
15,000	4.70%, due 5/14/2045	18,282
15,000	Allstate Corp., 4.20%, due 12/15/2046	18,880
25,000	Alphabet, Inc., 1.90%, due 8/15/2040	23,500
10,000	American Water Capital Corp., 4.15%, due 6/1/2049	12,313
15,000	Amgen, Inc., 4.66%, due 6/15/2051	19,344
25,000	Apple, Inc., 4.65%, due 2/23/2046	34,000
	AT&T, Inc.
2,000	4.35%, due 6/15/2045	2,211
25,000	5.45%, due 3/1/2047	31,399
20,000	4.50%, due 3/9/2048	22,293
25,000	3.65%, due 6/1/2051	24,494
3,000	3.55%, due 9/15/2055	2,836	(f)
10,000	Baltimore Gas and Electric Co., 2.90%, due 6/15/2050	10,102
	Bank of America Corp.
15,000	4.24%, due 4/24/2038	18,040	(g)
15,000	4.08%, due 3/20/2051	18,211	(g)
10,000	Berkshire Hathaway Finance Corp., 4.25%, due 1/15/2049	12,649
	Boeing Co.
15,000	3.25%, due 2/1/2035	13,910
5,000	3.90%, due 5/1/2049	4,613
5,000	3.75%, due 2/1/2050	4,442
20,000	5.81%, due 5/1/2050	23,521
10,000	Bristol-Myers Squibb Co., 4.25%, due 10/26/2049	12,707
	Broadcom, Inc.
15,000	5.00%, due 4/15/2030	17,693
15,000	4.15%, due 11/15/2030	16,800
15,000	4.30%, due 11/15/2032	17,138
15,000	Burlington Northern Santa Fe LLC, 4.38%, due 9/1/2042	18,681
15,000	Carrier Global Corp., 2.70%, due 2/15/2031	15,677	(f)
25,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, due 3/1/2050	28,361
20,000	Cigna Corp., 4.80%, due 8/15/2038	24,776
10,000	Coca-Cola Co., 2.50%, due 3/15/2051	9,853
	Comcast Corp.
25,000	4.65%, due 7/15/2042	32,348
25,000	4.00%, due 8/15/2047	29,875
15,000	Commonwealth Edison Co., 3.70%, due 3/1/2045	17,156
10,000	Concho Resources, Inc., 4.88%, due 10/1/2047	12,279
10,000	Constellation Brands, Inc., 3.75%, due 5/1/2050	11,096
	CVS Health Corp.
20,000	2.70%, due 8/21/2040	19,087
15,000	5.05%, due 3/25/2048	18,954
10,000	Discovery Communications LLC, 4.65%, due 5/15/2050	11,244
15,000	Duke Energy Progress LLC, 2.50%, due 8/15/2050	14,335
	Energy Transfer Operating L.P.
30,000	Ser. B, 6.63%, due 2/15/2028	21,300	(g)(h)
15,000	6.25%, due 4/15/2049	15,799
10,000	Entergy Arkansas LLC, 2.65%, due 6/15/2051	9,859
10,000	Entergy Texas, Inc., 3.55%, due 9/30/2049	11,016
20,000	Enterprise Products Operating LLC, 3.20%, due 2/15/2052	18,457
10,000	Essential Utilities, Inc., 4.28%, due 5/1/2049	12,055
10,000	Exelon Corp., 4.70%, due 4/15/2050	12,668

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
	Exxon Mobil Corp.
$25,000	4.23%, due 3/19/2040	$29,665
20,000	3.45%, due 4/15/2051	21,115
	Fox Corp.
10,000	5.48%, due 1/25/2039	13,240
15,000	5.58%, due 1/25/2049	20,409
10,000	General Dynamics Corp., 4.25%, due 4/1/2050	12,932
15,000	General Electric Capital Corp., 5.88%, due 1/14/2038	18,015
15,000	General Electric Co., 4.35%, due 5/1/2050	15,855
15,000	General Motors Co., 5.00%, due 4/1/2035	16,622
30,000	Goldman Sachs Group, Inc., 4.02%, due 10/31/2038	34,973	(g)
15,000	HCA, Inc., 5.25%, due 6/15/2049	18,188
15,000	Healthcare Trust of America Holdings L.P., 3.10%, due 2/15/2030	15,978
10,000	Healthpeak Properties, Inc., 2.88%, due 1/15/2031	10,479
10,000	Home Depot, Inc., 3.35%, due 4/15/2050	11,293
5,000	Intel Corp., 3.25%, due 11/15/2049	5,474
5,000	Intercontinental Exchange, Inc., 3.00%, due 9/15/2060	5,013
	JPMorgan Chase & Co.
20,000	3.11%, due 4/22/2041	21,473	(g)
15,000	5.40%, due 1/6/2042	21,523
15,000	4.03%, due 7/24/2048	17,961	(g)
25,000	Kinder Morgan, Inc., 5.55%, due 6/1/2045	29,165
15,000	Kraft Heinz Foods Co., 5.00%, due 7/15/2035	17,261
5,000	Kroger Co., 5.40%, due 1/15/2049	6,910
10,000	Lockheed Martin Corp., 2.80%, due 6/15/2050	10,343
10,000	Lowe's Cos., Inc., 10/50 3, 3.00%, due 10/15/2050	10,204
5,000	LYB Int'l Finance III LLC, 4.20%, due 5/1/2050	5,404
10,000	Magellan Midstream Partners L.P., 3.25%, due 6/1/2030	10,737
20,000	Masco Corp., 4.50%, due 5/15/2047	23,613
15,000	McDonald's Corp., 3.63%, due 9/1/2049	16,632
15,000	MetLife, Inc., 4.88%, due 11/13/2043	19,826
15,000	Microsoft Corp., 2.68%, due 6/1/2060	15,218
15,000	MidAmerican Energy Co., 4.25%, due 5/1/2046	18,658
	Morgan Stanley
15,000	4.30%, due 1/27/2045	19,311
15,000	4.38%, due 1/22/2047	19,658
	MPLX L.P.
5,000	4.00%, due 3/15/2028	5,423
10,000	2.65%, due 8/15/2030	9,616
25,000	4.70%, due 4/15/2048	24,604
15,000	Nevada Power Co., Ser. EE, 3.13%, due 8/1/2050	15,759
10,000	Norfolk Southern Corp., 3.94%, due 11/1/2047	11,657
10,000	Occidental Petroleum Corp., 4.30%, due 8/15/2039	6,800
	Oracle Corp.
5,000	5.38%, due 7/15/2040	6,865
10,000	3.60%, due 4/1/2050	10,992
10,000	3.85%, due 4/1/2060	11,304
	Pacific Gas and Electric Co.
20,000	3.30%, due 8/1/2040	18,381
10,000	3.50%, due 8/1/2050	9,004
20,000	Pacific LifeCorp., 3.35%, due 9/15/2050	20,457	(f)
35,000	Plains All American Pipeline L.P./PAA Finance Corp., 3.55%, due 12/15/2029	33,523
5,000	Public Service Co. of Colorado, 4.05%, due 9/15/2049	6,233
5,000	Raytheon Technologies Corp., 4.35%, due 4/15/2047	6,090	(f)
15,000	Royalty Pharma PLC, 2.20%, due 9/2/2030	14,744	(f)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$15,000	Southwestern Public Service Co., 3.15%, due 5/1/2050	$15,903
10,000	Starbucks Corp., 3.50%, due 11/15/2050	10,601
	T-Mobile USA, Inc.
15,000	4.38%, due 4/15/2040	17,325	(f)
15,000	4.50%, due 4/15/2050	17,467	(f)
10,000	Union Pacific Corp., 3.80%, due 10/1/2051	11,569
10,000	United Technologies Corp., 4.50%, due 6/1/2042	12,524
10,000	UnitedHealth Group, Inc., 4.20%, due 1/15/2047	12,588
20,000	Upjohn, Inc., 3.85%, due 6/22/2040	21,448	(f)
10,000	Verizon Communications, Inc., 4.67%, due 3/15/2055	13,278
	ViacomCBS, Inc.
10,000	4.95%, due 1/15/2031	12,130
15,000	4.20%, due 5/19/2032	17,234
10,000	Visa, Inc., 4.30%, due 12/14/2045	13,026
20,000	Walt Disney Co., 4.70%, due 3/23/2050	26,272
	Wells Fargo & Co.
25,000	3.07%, due 4/30/2041	25,881	(g)
10,000	5.01%, due 4/4/2051	13,466	(g)
		1,747,769
	Total Corporate Bonds (Cost $1,974,136)	1,997,255
NUMBER OF SHARES
Exchange-Traded Funds 0.1%
30	iShares Russell 1000 ETF (Cost $5,503)	5,485
Investment Companies(i) 22.2%
82,852	Neuberger Berman Commodity Strategy Fund Institutional Class	420,889
28,149	Neuberger Berman Emerging Markets Equity Fund Class R6	563,538	(j)
5,667	Neuberger Berman Genesis Fund Class R6	351,639
64,343	Neuberger Berman International Select Fund Class R6	840,317
	Total Investment Companies (Cost $1,991,929)	2,176,383
	Total Purchased Options(k) 0.2% (Cost $13,365)	19,612
Short-Term Investments 3.4%
Investment Companies 3.4%
335,297	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(l) (Cost $335,297)	335,297	(j)
	Total Investments 100.1% (Cost $9,217,438)	9,809,276
	Liabilities Less Other Assets (0.1)%	(13,466	)(m)
	Net Assets 100.0%	$9,795,810

*  Non-income producing security.

(a)  Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(b)  Represents less than 0.05% of net assets of the Fund.

(c)  All or a portion of the security is pledged as collateral for options written.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

(d)  Rate shown was the discount rate at the date of purchase.

(e)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(f)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2020, these securities amounted to $156,531, which represents 1.6% of net assets of the Fund.

(g)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(h)  Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.

(i)  Affiliated company as defined under the Investment Company Act of 1940, as amended (see Note F of Notes to Financial Statements).

(j)  All or a portion of this security is segregated in connection with obligations for options written and/or forward foreign currency contracts with a total value of $898,835.

(k)  See "Purchased option contracts" under Derivative Instruments.

(l)  Represents 7-day effective yield as of October 31, 2020.

(m)  Includes the impact of the Fund's open positions in derivatives at October 31, 2020.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Investment Companies*	$2,176,383	22.2%
U.S. Treasury Obligations	1,316,036	13.4%
Pharmaceuticals	386,791	4.0%
Banks	381,277	3.9%
Software	349,156	3.6%
Media	246,078	2.5%
Insurance	217,244	2.2%
Technology Hardware, Storage & Peripherals	208,870	2.1%
Internet & Direct Marketing Retail	180,541	1.8%
Semiconductors & Semiconductor Equipment	178,055	1.8%
Pipelines	168,624	1.7%
Telecommunications	166,658	1.7%
Electric	159,074	1.6%
Interactive Media & Services	142,406	1.5%
IT Services	139,786	1.4%
U.S. Government Agency Securities	122,813	1.3%
Oil & Gas	122,073	1.3%
Aerospace & Defense	121,563	1.2%
Specialty Retail	116,864	1.2%
Capital Markets	114,731	1.2%
Beverages	108,481	1.1%
Biotechnology	99,187	1.0%
Health Care Providers & Services	96,478	1.0%
Oil, Gas & Consumable Fuels	96,222	1.0%
Equity Real Estate Investment Trusts	75,482	0.8%
Household Products	74,116	0.8%
Metals & Mining	72,834	0.7%
Wireless Telecommunication Services	71,869	0.7%
Food & Staples Retailing	69,643	0.7%
Road & Rail	62,951	0.6%
Food Products	61,487	0.6%
Life Sciences Tools & Services	61,324	0.6%
Electrical Equipment	57,920	0.6%
Semiconductors	57,105	0.6%
Electric Utilities	55,985	0.6%
Chemicals	55,143	0.6%
Retail	54,654	0.6%
Professional Services	54,149	0.6%
Entertainment	53,615	0.5%
Communications Equipment	53,339	0.5%
Food	53,237	0.5%
Machinery	52,272	0.5%
Tobacco	49,800	0.5%
Trading Companies & Distributors	46,191	0.5%
Multi-Utilities	44,412	0.5%
Diversified Telecommunication Services	42,287	0.4%
Transportation	41,907	0.4%
Textiles, Apparel & Luxury Goods	41,049	0.4%
Building Materials	39,290	0.4%
Health Care Equipment & Supplies	36,070	0.4%
Automobiles	35,420	0.4%
Computers	34,000	0.3%
Miscellaneous Manufacturers	33,870	0.3%

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Industry	Investments at Value	Percentage of Net Assets
Diversified Financial Services	$33,410	0.3%
Household Durables	32,240	0.3%
Agriculture	32,173	0.3%
Healthcare—Services	30,776	0.3%
Electronic Equipment, Instruments & Components	28,033	0.3%
Real Estate Investment Trusts	26,457	0.3%
Industrial Conglomerates	26,202	0.3%
Water	24,368	0.2%
Hotels, Restaurants & Leisure	23,640	0.2%
Internet	23,500	0.2%
Containers & Packaging	20,146	0.2%
Real Estate Management & Development	20,112	0.2%
Purchased Options	19,612	0.2%
Air Freight & Logistics	19,597	0.2%
Building Products	17,622	0.2%
Auto Components	17,359	0.2%
Personal Products	17,063	0.2%
Auto Manufacturers	16,622	0.2%
Construction & Engineering	10,547	0.1%
Commercial Services & Supplies	9,181	0.1%
Gas Utilities	8,074	0.1%
Multiline Retail	7,915	0.1%
Independent Power and Renewable Electricity Producers	7,395	0.1%
Healthcare—Products	6,782	0.1%
Distributors	6,366	0.1%
Paper & Forest Products	5,623	0.1%
Leisure Products	5,511	0.1%
Exchange-Traded Funds*	5,485	0.1%
Marine	5,391	0.1%
Mortgage Real Estate Investment Trusts	3,213	0.0%
Health Care Technology	2,161	0.0%
Construction Materials	1,864	0.0%
Airlines	1,471	0.0%
Energy Equipment & Services	1,256	0.0%
Short-Term Investments and Other Liabilities—Net	321,831	3.3%
	$9,795,810	100.0%

*  Each position is an Investment Company registered under the 1940 Act, as amended, and is not treated as an industry for purposes of the Fund's policy on industry concentration. This represents the aggregate of all investment companies.

Derivative Instruments

Futures contracts ("futures")

At October 31, 2020, the Fund did not have any open positions in futures contracts.

For the year ended October 31, 2020, the average notional value for the months where the Fund had futures outstanding for the Fund was $2,267,933 for long positions and $(2,450,893) for short positions.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Forward foreign currency contracts ("forward FX contracts")

At October 31, 2020, open forward FX contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
529,628	USD	737,942	AUD	SCB	1/20/2021	$10,716
9,509	USD	13,245	AUD	CITI	1/20/2021	195
725,410	USD	1,011,074	AUD	JPM	1/20/2021	14,435
404,712	USD	562,782	AUD	RBC	1/20/2021	8,971
133,740	USD	186,712	AUD	SSB	1/20/2021	2,446
108,121	USD	604,560	BRL	SCB	1/20/2021	3,043
2,596	USD	14,562	BRL	CITI	1/20/2021	65
39,645	USD	52,040	CAD	SCB	1/20/2021	569
20,168	USD	26,567	CAD	SCB	1/20/2021	219
27,886	USD	36,786	CAD	CITI	1/20/2021	264
385,466	USD	505,948	CAD	GSI	1/20/2021	5,557
28,040	USD	36,796	CAD	GSI	1/20/2021	410
404,795	USD	531,436	CAD	JPM	1/20/2021	5,748
395,395	USD	518,008	CAD	RBC	1/20/2021	6,430
578,847	USD	760,342	CAD	SSB	1/20/2021	7,918
315,791	USD	286,893	CHF	SCB	1/20/2021	2,123
26,918	USD	24,359	CHF	GSI	1/20/2021	285
13,644	USD	12,402	CHF	JPM	1/20/2021	85
681,004	USD	618,256	CHF	RBC	1/20/2021	5,047
805,049	USD	730,784	CHF	SG	1/20/2021	6,062
8,162	USD	7,409	CHF	SSB	1/20/2021	62
33,161,880	CLP	41,716	USD	RBC	1/20/2021	1,169
97,313	USD	2,262,897	CZK	GSI	1/20/2021	435
486,926	USD	413,462	EUR	CITI	1/20/2021	4,463
27,688	USD	23,597	EUR	CITI	1/20/2021	153
60,858	USD	51,651	EUR	GSI	1/20/2021	587
27,059	USD	23,037	EUR	GSI	1/20/2021	177
26,987	USD	23,005	EUR	GSI	1/20/2021	143
1,667,120	USD	1,415,206	EUR	SSB	1/20/2021	15,737
24,880	USD	19,086	GBP	SCB	1/20/2021	139
715,422	USD	550,992	GBP	CITI	1/20/2021	1,182
316,634	USD	243,808	GBP	GSI	1/20/2021	591
509,550	USD	392,625	GBP	SSB	1/20/2021	598
62,478	USD	19,194,228	HUF	CITI	1/20/2021	1,594
21,132	USD	6,497,706	HUF	SSB	1/20/2021	521
48,629,319	JPY	461,127	USD	SCB	1/20/2021	3,902
2,636,077	JPY	25,002	USD	SCB	1/20/2021	206
2,506,915	JPY	23,823	USD	SCB	1/20/2021	150
2,792,317	JPY	26,694	USD	SCB	1/20/2021	8
45,478,951	JPY	431,367	USD	CITI	1/20/2021	3,536
575,079	JPY	5,479	USD	CITI	1/20/2021	21
See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
20,034,642	JPY	190,112	USD	RBC	1/20/2021	$1,473
25,486,863	JPY	241,740	USD	SSB	1/20/2021	1,984
27,095	USD	2,823,181	JPY	SCB	1/20/2021	98
26,648	USD	2,779,185	JPY	SCB	1/20/2021	71
8,546	USD	893,388	JPY	SCB	1/20/2021	2
50,928,147	KRW	44,393	USD	SCB	1/20/2021	409
66,903,425	KRW	58,318	USD	CITI	1/20/2021	538
289,567	MXN	13,432	USD	SCB	1/20/2021	104
148,909	MXN	6,923	USD	SCB	1/20/2021	37
3,078,768	MXN	142,615	USD	GSI	1/20/2021	1,295
3,373,070	MXN	156,208	USD	SSB	1/20/2021	1,459
29,136	USD	617,922	MXN	GSI	1/20/2021	253
301,590	USD	2,771,494	NOK	SCB	1/20/2021	11,338
48,376	USD	445,211	NOK	GSI	1/20/2021	1,750
447,322	USD	4,107,904	NOK	JPM	1/20/2021	17,110
313,689	USD	2,889,517	NOK	SSB	1/20/2021	11,077
25,058	USD	231,641	NOK	SSB	1/20/2021	799
5,954	USD	55,069	NOK	SSB	1/20/2021	187
677,478	USD	1,020,413	NZD	SCB	1/20/2021	2,750
21,461	USD	32,329	NZD	SCB	1/20/2021	84
125,235	USD	188,552	NZD	JPM	1/20/2021	559
283,664	USD	426,302	NZD	RBC	1/20/2021	1,781
516,138	USD	775,642	NZD	SG	1/20/2021	3,260
400,513	USD	603,367	NZD	SSB	1/20/2021	1,548
32,041	USD	122,303	PLN	SCB	1/20/2021	1,139
38,135	USD	145,632	PLN	GSI	1/20/2021	1,339
27,209	USD	238,607	SEK	SCB	1/20/2021	366
20,572	USD	180,878	SEK	SCB	1/20/2021	224
1,223,249	USD	10,749,513	SEK	CITI	1/20/2021	13,934
40,180	USD	354,808	SEK	CITI	1/20/2021	264
984,166	USD	8,649,759	SEK	GSI	1/20/2021	11,073
94,923	USD	833,508	SEK	JPM	1/20/2021	1,154
113,321	USD	993,096	SEK	SG	1/20/2021	1,599
96,833	USD	795,086	TRY	RBC	1/20/2021	5,581
641,710	ZAR	38,420	USD	CITI	1/20/2021	656
329,942	ZAR	19,808	USD	RBC	1/20/2021	284
Total unrealized appreciation						$213,541
40,865	AUD	28,845	USD	SCB	1/20/2021	(109)
41,635	AUD	29,490	USD	CITI	1/20/2021	(213)
57,070	AUD	40,971	USD	CITI	1/20/2021	(840)
482,805	AUD	345,903	USD	CITI	1/20/2021	(6,400)
80,624	AUD	57,345	USD	GSI	1/20/2021	(651)
1,282,476	AUD	919,335	USD	GSI	1/20/2021	(17,513)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
161,797	AUD	116,336	USD	SG	1/20/2021	$(2,562)
792,844	BRL	141,420	USD	GSI	1/20/2021	(3,617)
45,615	BRL	8,130	USD	SSB	1/20/2021	(202)
37,000	CAD	27,806	USD	SCB	1/20/2021	(24)
299,617	CAD	228,724	USD	SCB	1/20/2021	(3,746)
1,304,357	CAD	993,752	USD	CITI	1/20/2021	(14,330)
980,499	CAD	748,222	USD	SG	1/20/2021	(11,980)
6,472	CHF	7,080	USD	SCB	1/20/2021	(4)
34,941	CHF	38,308	USD	CITI	1/20/2021	(106)
292,896	CHF	321,732	USD	CITI	1/20/2021	(1,501)
743,470	CHF	817,051	USD	GSI	1/20/2021	(4,195)
4,832	CHF	5,345	USD	SSB	1/20/2021	(62)
6,507	CHF	7,193	USD	SSB	1/20/2021	(79)
238,666	CHF	262,181	USD	SSB	1/20/2021	(1,241)
7,325	USD	5,835,923	CLP	SCB	1/20/2021	(222)
31,673	USD	25,225,057	CLP	CITI	1/20/2021	(949)
2,639	USD	2,101,249	CLP	GSI	1/20/2021	(79)
200,108	CZK	8,613	USD	SCB	1/20/2021	(46)
1,556,448	CZK	66,942	USD	CITI	1/20/2021	(308)
506,320	CZK	21,775	USD	SSB	1/20/2021	(98)
11,393	EUR	13,315	USD	SCB	1/20/2021	(21)
23,854	EUR	28,116	USD	SCB	1/20/2021	(281)
346,555	EUR	409,119	USD	SCB	1/20/2021	(4,729)
1,561,358	EUR	1,841,653	USD	JPM	1/20/2021	(19,727)
28,872	EUR	34,118	USD	RBC	1/20/2021	(427)
9,179	EUR	10,845	USD	SG	1/20/2021	(134)
22,282	EUR	26,395	USD	SSB	1/20/2021	(394)
73,012	GBP	94,975	USD	SCB	1/20/2021	(331)
704,494	GBP	915,574	USD	JPM	1/20/2021	(2,353)
401,617	GBP	522,921	USD	RBC	1/20/2021	(2,312)
107,798	GBP	140,563	USD	SG	1/20/2021	(827)
25,691,310	HUF	83,677	USD	GSI	1/20/2021	(2,184)
604,879	JPY	5,807	USD	SSB	1/20/2021	(22)
499,991	USD	52,720,366	JPY	GSI	1/20/2021	(4,160)
358,570	USD	37,803,640	JPY	JPM	1/20/2021	(2,936)
148,238	USD	15,617,632	JPY	SG	1/20/2021	(1,109)
5,133	USD	537,393	JPY	SSB	1/20/2021	(6)
6,059,220	KRW	5,339	USD	SSB	1/20/2021	(9)
111,984	USD	128,586,461	KRW	GSI	1/20/2021	(1,136)
22,241	USD	25,538,908	KRW	SSB	1/20/2021	(226)
220,896	USD	4,769,525	MXN	CITI	1/20/2021	(2,045)
36,787	USD	788,918	MXN	RBC	1/20/2021	(89)
6,811,405	NOK	739,914	USD	CITI	1/20/2021	(26,571)
289,575	NOK	30,972	USD	GSI	1/20/2021	(645)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
2,770,643	NOK	302,815	USD	RBC	1/20/2021	$(12,652)
2,247,380	NOK	245,762	USD	SG	1/20/2021	(10,399)
1,445,294	NZD	959,369	USD	CITI	1/20/2021	(3,697)
1,345,916	NZD	893,808	USD	GSI	1/20/2021	(3,848)
248,983	PLN	65,168	USD	CITI	1/20/2021	(2,258)
122,290	PLN	32,158	USD	RBC	1/20/2021	(1,259)
1,763,778	SEK	200,817	USD	SCB	1/20/2021	(2,393)
4,922,353	SEK	561,828	USD	RBC	1/20/2021	(8,066)
15,302,850	SEK	1,740,497	USD	SSB	1/20/2021	(18,934)
317,180	TRY	38,669	USD	GSI	1/20/2021	(2,266)
216,890	TRY	26,519	USD	SSB	1/20/2021	(1,626)
22,711	USD	379,466	ZAR	GSI	1/20/2021	(396)
35,413	USD	592,299	ZAR	SSB	1/20/2021	(655)
Total unrealized depreciation						$(212,200)
Total net unrealized appreciation						$1,341

For the year ended October 31, 2020, the average notional value for the months where the Fund had forward FX contracts outstanding was $34,532,657.

Total return basket swap contracts ("total return basket swaps")

At October 31, 2020, the Fund did not have any open positions in total return basket swaps.

Total return swap contracts ("total return swaps")

At October 31, 2020, the Fund did not have any open positions in total return swaps.

For the year ended October 31, 2020, the average notional value for the months where the Fund had total return basket swaps and total return swaps for the Fund was $998,517 for long positions and $(874,474) for short positions.

Purchased option contracts ("options purchased")

At October 31, 2020, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Index
S&P 500 Mini Index	4	$130,800	$380	11/4/2020	$—	(a)(b)
S&P 500 Mini Index	7	228,900	381	11/4/2020	—	(a)(b)
S&P 500 Mini Index	5	163,500	387	11/4/2020	—	(a)(b)
S&P 500 Mini Index	6	196,200	369	11/11/2020	—	(a)(b)
S&P 500 Mini Index	5	163,500	381	11/11/2020	35	(a)(b)
S&P 500 Mini Index	6	196,200	387	11/11/2020	6	(a)(b)
S&P 500 Mini Index	6	196,200	369	11/18/2020	81
S&P 500 Mini Index	5	163,500	390	11/18/2020	25	(a)(b)
S&P 500 Mini Index	5	163,500	369	11/25/2020	128
Total calls					$275

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
S&P 500 Mini Index	10	$327,000	$310	11/4/2020	$1,900
S&P 500 Mini Index	7	228,900	312	11/4/2020	1,515
S&P 500 Mini Index	6	196,200	300	11/11/2020	1,395
S&P 500 Mini Index	7	228,900	310	11/11/2020	2,702
S&P 500 Mini Index	6	196,200	315	11/11/2020	2,967
S&P 500 Mini Index	8	261,600	300	11/18/2020	2,716
S&P 500 Mini Index	5	163,500	310	11/18/2020	2,630
S&P 500 Mini Index	8	261,600	300	11/25/2020	3,512
Total puts					$19,337
Total options purchased (cost $13,365)					$19,612

(a)  Security fair valued as of October 31, 2020 in accordance with procedures approved by the Board of Trustees.

(b)  Value determined using significant unobservable inputs.

Written option contracts ("options written")

At October 31, 2020, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Index
S&P 500 Mini Index	4	$(130,800)	$350	11/4/2020	$(58)
S&P 500 Mini Index	7	(228,900)	352	11/4/2020	(196	)(a)(b)
S&P 500 Mini Index	5	(163,500)	356	11/4/2020	(50	)(a)(b)
S&P 500 Mini Index	6	(196,200)	340	11/11/2020	(1,815)
S&P 500 Mini Index	5	(163,500)	353	11/11/2020	(170)
S&P 500 Mini Index	6	(196,200)	357	11/11/2020	(102)
S&P 500 Mini Index	6	(196,200)	341	11/18/2020	(2,331)
S&P 500 Mini Index	5	(163,500)	358	11/18/2020	(223)
S&P 500 Mini Index	5	(163,500)	342	11/25/2020	(2,260)
Total calls					$(7,205)
Puts
Index
S&P 500 Mini Index	5	$(163,500)	$336	11/4/2020	$(5,298)
S&P 500 Mini Index	12	(392,400)	339	11/4/2020	(14,118	)(a)(b)
S&P 500 Mini Index	6	(196,200)	323	11/11/2020	(4,335)
S&P 500 Mini Index	13	(425,100)	338	11/11/2020	(18,232)
S&P 500 Mini Index	8	(261,600)	322	11/18/2020	(6,876)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts (cont'd)
Index (cont'd)
S&P 500 Mini Index	5	(163,500)	337	11/18/2020	$(7,495)
S&P 500 Mini Index	8	(261,600)	322	11/25/2020	(7,924)
Total puts					$(64,278)
Total options written (premium received $59,262)					$(71,483)

(a)  Security fair valued as of October 31, 2020 in accordance with procedures approved by the Board of Trustees.

(b)  Value determined using significant unobservable inputs.

For the year ended October 31, 2020, the average market value for the months where the Fund had options purchased and options written outstanding was $17,567 and $(62,499), respectively. At October 31, 2020, the Fund had securities pledged in the amount of $702,464 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3(c)	Total
Investments:
Common Stocks
Australia	$14,978	$44,815	$—	$59,793
China	7,922	2,344	—	10,266
Hong Kong	—	15,535	—	15,535
Japan	—	177,498	—	177,498
Singapore	—	6,427	—	6,427
Sweden	—	25,929	—	25,929
Other Common Stocks(a)	3,540,947	—	—	3,540,947
Total Common Stocks	3,563,847	272,548	—	3,836,395
U.S. Treasury Obligations	—	1,316,036	—	1,316,036
U.S. Government Agency Securities	—	122,813	—	122,813
Corporate Bonds(a)	—	1,997,255	—	1,997,255
Exchange-Traded Funds	5,485	—	—	5,485
Investment Companies	—	2,176,383	—	2,176,383
Short-Term Investments	—	335,297	—	335,297
Options Purchased(b)
United States	19,546	—	66	19,612
Total Options Purchased	19,546	—	66	19,612
Total Investments	$3,588,878	$6,220,332	$66	$9,809,276

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

(b)  The "Purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

(c)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2019	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2020	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2020
Investment in Securities
Options Purchased(d)	$—	$—	$(1)	$—	$1	$—	$—	$—	$—	$—
Total	$—	$—	$(1)	$—	$1	$—	$—	$—	$—	$—

(d)  For the year ended October 31, 2020, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2020:

Other Financial Instruments	Level 1	Level 2	Level 3(b)	Total
Forward FX Contracts(a)
Assets	$—	$213,541	$—	$213,541
Liabilities	—	(212,200)	—	(212,200)
Options Written
Liabilities	(57,119)	—	(14,364)	(71,483)
Total	$(57,119)	$1,341	$(14,364)	$(70,142)

(a)  Forward FX Contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2019	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases/ Closing of options	Sales/ Writing of options	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2020	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2020
Other Financial Instruments
Options Written(c)	$—	$—	$—	$(4)	$—	$(10)	$—	$—	$(14)	$(4)
Total	$—	$—	$—	$(4)	$—	$(10)	$—	$—	$(14)	$(4)

(c)  For the year ended October 31, 2020, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ October 31, 2020

NUMBER OF SHARES		VALUE
Long Positions 96.4%
Common Stocks 72.1%
Aerospace & Defense 1.1%
257,600	L3Harris Technologies, Inc.	$41,501,936
Banks 0.9%
409,100	Citigroup, Inc.	16,944,922
171,800	JPMorgan Chase & Co.	16,843,272
		33,788,194
Beverages 1.1%
1,606,000	Keurig Dr Pepper, Inc.	43,201,400
Biotechnology 0.9%
599,300	Gilead Sciences, Inc.	34,849,295
Capital Markets 4.8%
56,000	BlackRock, Inc.	33,555,760	(a)
580,000	Blackstone Group, Inc. Class A	29,243,600
804,100	Brookfield Asset Management, Inc. Class A	23,946,098
330,000	CME Group, Inc.	49,737,600	(a)
61,500	Goldman Sachs Group, Inc.	11,625,960
39,700	S&P Global, Inc.	12,812,381
412,700	Tradeweb Markets, Inc. Class A	22,483,896
		183,405,295
Chemicals 2.4%
92,700	Air Products & Chemicals, Inc.	25,607,448
927,100	Ashland Global Holdings, Inc.	64,683,767
		90,291,215
Commercial Services 0.6%
2,158,660	LegalZoom.com, Inc.	21,259,563	*(b)(c)(r)
Commercial Services & Supplies 0.8%
294,800	Waste Management, Inc.	31,811,868
Containers & Packaging 0.4%
121,100	Avery Dennison Corp.	16,759,029
Diversified Consumer Services 0.2%
1,090,900	OneSpaWorld Holdings Ltd. Pipe	6,774,489	*
Diversified Financial Services 0.3%
1,099,015	Netfin Acquisition Corp. Class A	11,319,854	*
Electric Utilities 2.1%
1,072,400	NextEra Energy, Inc.	78,510,404
Electronic Equipment, Instruments & Components 1.4%
187,100	Amphenol Corp. Class A	21,112,364
265,000	CDW Corp.	32,489,000
		53,601,364
NUMBER OF SHARES		VALUE
Entertainment 2.3%
615,200	Activision Blizzard, Inc.	$46,589,096	(a)
142,300	Spotify Technology SA	34,136,347	*
50,000	Walt Disney Co.	6,062,500
		86,787,943
Food & Staples Retailing 1.5%
41,900	Costco Wholesale Corp.	14,984,278
290,000	Walmart, Inc.	40,237,500
		55,221,778
Food Products 2.3%
557,300	Conagra Brands, Inc.	19,555,657
656,600	Mondelez International, Inc. Class A	34,878,592
1,257,600	Utz Brands, Inc.	21,328,896	(d)
602,800	Whole Earth Brands, Inc.	4,936,932	*
1,000,000	Whole Earth Brands, Inc. Pipe	8,190,000	*
		88,890,077
Gas Utilities 0.1%
93,588	Brookfield Infrastructure Corp. Class A	5,097,738
Health Care Equipment & Supplies 3.2%
481,500	Baxter International, Inc.	37,349,955
195,775	Becton, Dickinson & Co.	45,249,476
369,000	Medtronic PLC	37,110,330
		119,709,761
Health Care Providers & Services 2.6%
53,000	Anthem, Inc.	14,458,400
85,600	Humana, Inc.	34,178,368
157,700	UnitedHealth Group, Inc.	48,120,578
		96,757,346
Hotels, Restaurants & Leisure 3.2%
312,000	Dunkin' Brands Group, Inc.	31,109,520
205,000	Marriott International, Inc. Class A	19,040,400
328,100	McDonald's Corp.	69,885,300
		120,035,220
Household Products 0.5%
146,200	Procter & Gamble Co.	20,044,020
Industrial Conglomerates 0.4%
96,900	Honeywell International, Inc.	15,983,655
Interactive Media & Services 4.0%
46,400	Alphabet, Inc. Class A	74,987,504	*
229,400	Facebook, Inc. Class A	60,357,434	*(a)
260,900	Pinterest, Inc. Class A	15,380,055	*
		150,724,993
Internet & Direct Marketing Retail 3.1%
27,500	Amazon.com, Inc.	83,494,125	*
237,000	Chewy, Inc. Class A	14,599,200	*(d)
200,000	Expedia Group, Inc.	18,830,000
		116,923,325

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

NUMBER OF SHARES		VALUE
IT Services 3.9%
658,071	Druva, Inc.Ser.4 Preference Shares	$3,429,998	*(b)(c)(r)
205,300	Fidelity National Information Services, Inc.	25,578,327
523,700	Paya Holdings, Inc.	5,744,989	*(d)
59,400	PayPal Holdings, Inc.	11,056,122	*
945,000	Repay Holdings Corp.	21,290,850	*
237,000	Visa, Inc. Class A	43,065,270	(a)
300,101	WEX, Inc.	37,977,781	*
		148,143,337
Leisure Products 0.3%
95,000	Peloton Interactive, Inc. Class A	10,469,950	*
Life Sciences Tools & Services 0.3%
25,300	Thermo Fisher Scientific, Inc.	11,969,936
Machinery 0.4%
1,251,326	Gates Industrial Corp. PLC	13,889,719	*
Multi-Utilities 3.0%
789,900	Brookfield Infrastructure Partners LP	33,886,710
1,256,200	CenterPoint Energy, Inc.	26,543,506	(a)
540,000	WEC Energy Group, Inc.	54,297,000
		114,727,216
Oil, Gas & Consumable Fuels 0.6%
836,000	Enbridge, Inc.	23,040,160
329	Venture Global LNG, Inc. Ser. C	1,612,100	*(b)(c)(r)
		24,652,260
Pharmaceuticals 1.0%
188,600	Johnson & Johnson	25,858,946
131,200	Novartis AG ADR	10,244,096
		36,103,042
Professional Services 3.5%
455,000	Equifax, Inc.	62,153,000
847,000	IHS Markit Ltd.	68,496,890	(a)
		130,649,890
Road & Rail 1.3%
257,100	Uber Technologies, Inc.	8,589,711	*
225,000	Union Pacific Corp.	39,867,750
		48,457,461
Semiconductors & Semiconductor Equipment 0.4%
38,800	ASML Holding NV	14,014,948
Software 9.2%
119,400	Adobe, Inc.	53,383,740	*
900,000	Anaplan, Inc.	49,815,000	*
68,149	AvidXchange, Inc.	4,175,148	*(b)(c)(r)
900	Bentley Systems, Inc. Class B	31,554	*
NUMBER OF SHARES		VALUE
2,008,510	Duck Creek Technologies, Inc.	$83,051,889	*(b)(r)
353,400	Microsoft Corp.	71,552,898
125,000	salesforce.com, Inc.	29,033,750	*
84,300	ServiceNow, Inc.	41,945,151	*
73,000	Workday, Inc. Class A	15,338,760	*
		348,327,890
Specialty Retail 3.1%
320,000	Asbury Automotive Group, Inc.	32,953,600	*
170,000	Home Depot, Inc.	45,340,700	(a)
20,900	O'Reilly Automotive, Inc.	9,124,940	*
3,192,824	Party City Holdco, Inc.	6,353,720	*
477,000	TJX Cos., Inc.	24,231,600
		118,004,560
Technology Hardware, Storage & Peripherals 1.9%
658,500	Apple, Inc.	71,684,310
Textiles, Apparel & Luxury Goods 1.2%
37,100	Lululemon Athletica, Inc.	11,845,659	*
274,000	NIKE, Inc. Class B	32,901,920
		44,747,579
Trading Companies & Distributors 1.3%
437,500	HD Supply Holdings, Inc.	17,438,750	*
2,003,100	Univar Solutions, Inc.	33,231,429	*
		50,670,179
Water Utilities 0.5%
122,300	American Water Works Co., Inc.	18,407,373
Total Common Stocks (Cost $2,098,519,152)		2,728,169,412
Preferred Stocks 1.9%
Food Products 0.2%
626,667	Sweetgreen, Inc. Ser. D	5,640,003	*(b)(c)(r)
59,031	Sweetgreen, Inc. Ser. I	1,009,430	*(b)(c)(r)
		6,649,433
Multi-Utilities 0.3%
118,300	Sempra Energy, Ser. B, 6.75%	12,077,247
Software 0.4%
272,596	AvidXchange, Inc. Ser. F	16,700,594	*(b)(c)(r)
Specialty Retail 1.0%
2,076,345	Fanatics, Inc. Ser. E	35,900,005	*(b)(c)(r)
Total Preferred Stocks (Cost $69,774,791)		71,327,279

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Loan Assignments(e) 1.0%
Data Centers 0.2%
$6,800,000	Colorado Buyer Inc., Term Loan B, (USD LIBOR + 3.00%), due 5/1/2024	$5,918,312	(f)(g)
Leisure Goods—Activities—Movies 0.6%
25,000,000	One Spa World, LLC, Second Lien Term Loan, (3M USD LIBOR + 7.50%), 7.71%, due 3/18/2027	23,250,000	(b)(c)(r)
Retailers (except food & drug) 0.2%
12,410,411	Party City Holdings Inc., Term Loan B, (1M USD LIBOR + 2.50%, 3M USD LIBOR + 2.50%), 3.25%, due 8/19/2022	9,483,168	(h)
	Total Loan Assignments (Cost $36,877,505)	38,651,480
Corporate Bonds 3.6%
Commercial Services 0.6%
23,530,000	APX Group, Inc., 7.63%, due 9/1/2023	23,715,299	(d)
Electric 0.1%
3,716,000	Wisconsin Energy Corp., (3M USD LIBOR + 2.11%), 2.39%, due 5/15/2067	3,022,009	(e)
Gas 0.3%
12,105,000	Rockpoint Gas Storage Canada Ltd., 7.00%, due 3/31/2023	11,227,387	(i)
Internet 0.2%
	Uber Technologies, Inc.
1,850,000	7.50%, due 9/15/2027	1,933,712	(i)
3,705,000	6.25%, due 1/15/2028	3,755,944	(i)
		5,689,656
Miscellaneous Manufacturer 1.0%
	Anagram International, Inc./Anagram Holdings LLC
22,456,677	10.00% Cash & 5.00% PIK, due 8/15/2025	23,691,794	(i)(j)
14,960,187	5.00% Cash & 5.00% PIK/10.00% Cash, due 8/15/2026	12,491,756	(i)(j)
		36,183,550
Pipelines 0.0%(k)
1,730,000	Enterprise Products Operating LLC, (3M USD LIBOR + 2.78%), 3.02%, due 6/1/2067	1,320,423	(e)
Retail 1.2%
13,010,000	Argos Merger Sub, Inc., 7.13%, due 3/15/2023	12,847,375	(i)
26,274,035	Party City Holdings, Inc., (6M USD LIBOR + 5.00%), 5.75%, due 7/15/2025	18,391,824	(e)(i)
13,471,000	PetSmart, Inc., 8.88%, due 6/1/2025	13,538,355	(i)
		44,777,554

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Theaters & Entertainment 0.2%
$9,235,000	Live Nation Entertainment, Inc., 4.75%, due 10/15/2027	$8,496,200	(i)
	Total Corporate Bonds (Cost $100,930,332)	134,432,078
Convertible Bonds 0.8%
Semiconductors & Semiconductor Equipment 0.2%
4,020,000	MagnaChip Semiconductor SA, 5.00%, due 3/1/2021	6,719,824
Software 0.6%
14,205,000	SailPoint Technologies Holding, Inc., 0.13%, due 9/15/2024	22,362,486	(i)
	Total Convertible Bonds (Cost $19,028,790)	29,082,310
NUMBER OF UNITS		VALUE
Master Limited Partnerships 1.1%
Oil, Gas & Consumable Fuels 1.1%
2,570,300	Enterprise Products Partners L.P. (Cost $63,071,553)	$42,589,871
Limited Partnerships Units 1.7%
Capital Markets 1.7%
2,584,217	CC DNB Holdings, L.P. (Cost $55,999,982)	65,613,270	*(b)(r)
NUMBER OF SHARES
Warrants 0.2%
Diversified Consumer Services 0.0%(k)
52,600	OneSpaWorld Holdings Ltd. Expires 3/19/2024	84,160	*
653,334	OneSpaWorld Holdings Ltd. Pipe Expires 6/12/2025	1,672,535	*(b)
		1,756,695
Food Products 0.2%
790,932	Utz Brands, Inc. Expires 8/20/2025	4,816,776	*
301,400	Whole Earth Brands, Inc. Expires 6/25/2025	277,288	*
701,800	Whole Earth Brands, Inc. Expires 6/25/2025	645,656	*
		5,739,720
Total Warrants (Cost $2,387,014)		7,496,415
Total Purchased Options(l) 0.2% (Cost $11,710,193)		8,007,482
NUMBER OF SHARES		VALUE
Short-Term Investments 13.8%
Investment Companies 13.8%
490,668,174	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(m)	$490,668,174 (n)
29,001,202	State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%(m)	29,001,202(o)
Total Short-Term Investments (Cost $519,669,376)		519,669,376
Total Long Positions (96.4%) (Cost $2,977,968,688)		3,645,038,973
Short Positions ((13.4)%)(p)
Common Stocks Sold Short (11.1)%
Biotechnology (0.6)%
(74,000)	Exact Sciences Corp.	(9,163,420)*
(192,500)	Invitae Corp.	(7,547,925)*
(106,500)	Natera, Inc.	(7,163,190)*
		(23,874,535)
Building Products (0.2)%
(70,000)	Allegion PLC	(6,895,000)
Capital Markets (1.4)%
(328,300)	Carlyle Group, Inc.	(8,181,236)
(49,000)	FactSet Research Systems, Inc.	(15,018,500)
(547,800)	Franklin Resources, Inc.	(10,271,250)
(1,591,600)	Prospect Capital Corp.	(7,878,420)
(850,000)	Waddell & Reed Financial, Inc. Class A	(13,047,500)
		(54,396,906)

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

NUMBER OF SHARES		VALUE
Chemicals (0.2)%
(80,000)	International Flavors & Fragrances, Inc.	$(8,212,800)
Containers & Packaging (0.2)%
(60,000)	Packaging Corp. of America	(6,869,400)
Diversified Consumer Services (0.4)%
(574,200)	H&R Block, Inc.	(9,910,692)
(610,520)	OneSpaWorld Holdings Ltd.	(3,791,329)
		(13,702,021)
Diversified Telecommunication Services (0.2)%
(259,900)	AT&T, Inc.	(7,022,498)
Electric Utilities (0.2)%
(176,400)	Hawaiian Electric Industries, Inc.	(5,828,256)
Energy Equipment & Services (0.2)%
(849,000)	National Oilwell Varco, Inc.	(7,131,600)
Equity Real Estate Investment Trusts (0.2)%
(291,000)	Iron Mountain, Inc.	(7,583,460)
Food Products (0.2)%
(175,000)	Campbell Soup Co.	(8,167,250)
Health Care Equipment & Supplies (0.2)%
(154,600)	Alcon, Inc.	(8,787,464)*
Health Care Providers & Services (0.2)%
(72,100)	Guardant Health, Inc.	(7,690,186)*
Hotels, Restaurants & Leisure (1.8)%
(3,668,115)	Arcos Dorados Holdings, Inc.	(14,745,822)
(160,000)	Dine Brands Global, Inc.	(8,232,000)
(10,000)	Domino's Pizza, Inc.	(3,783,200)
(232,600)	MGM Resorts International	(4,784,582)
(290,000)	Planet Fitness, Inc. Class A	(17,188,300)*
(240,000)	Shake Shack, Inc. Class A	(16,204,800)*
(60,000)	Texas Roadhouse, Inc.	(4,201,800)
		(69,140,504)
IT Services (1.1)%
(96,000)	Automatic Data Processing, Inc.	(15,164,160)
(37,000)	Snowflake, Inc. Class A	(9,250,740)*
(850,000)	Western Union Co.	(16,524,000)
		(40,938,900)
NUMBER OF SHARES		VALUE
Leisure Products 0.0%(k)
(100,000)	Callaway Golf Co.	$(1,549,000)
Machinery (0.3)%
(100,000)	Graco, Inc.	(6,190,000)
(59,100)	PACCAR, Inc.	(5,045,958)
		(11,235,958)
Multi-Utilities (0.5)%
(240,900)	Consolidated Edison, Inc.	(18,908,241)
Multiline Retail (0.2)%
(85,000)	Ollie's Bargain Outlet Holdings, Inc.	(7,402,650)*
Semiconductors & Semiconductor Equipment (0.5)%
(24,000)	NVIDIA Corp.	(12,032,640)
(98,400)	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	(8,252,808)
		(20,285,448)
Software (1.3)%
(130,000)	Bill.Com Holdings, Inc.	(13,000,000)*
(153,700)	Ceridian HCM Holding, Inc.	(13,252,014)*
(51,600)	Guidewire Software, Inc.	(4,959,276)*
(77,600)	SAP SE ADR	(8,290,008)
(192,700)	Teradata Corp.	(3,539,899)*
(8,000)	Trade Desk Inc	(4,531,600)*
		(47,572,797)
Specialty Retail (0.8)%
(86,000)	Carvana Co.	(15,940,100)*
(100,000)	Five Below, Inc.	(13,334,000)*
		(29,274,100)
Textiles, Apparel & Luxury Goods (0.2)%
(117,500)	Oxford Industries, Inc.	(4,837,475)
(42,300)	PVH Corp.	(2,465,667)
		(7,303,142)
Total Common Stocks Sold Short (Proceeds $(399,420,781))		(419,772,116)
PRINCIPAL AMOUNT		VALUE
Corporate Bonds Sold Short (2.3)%
Advertising (0.3)%
$(5,000,000)	Lamar Media Corp., 5.75%, due 2/1/2026	$(5,191,250)
(7,000,000)	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, due 2/15/2024	(7,088,970)
		(12,280,220)
See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Computers (0.2)%
$(5,000,000)	Banff Merger Sub, Inc., 9.75%, due 9/1/2026	$(5,269,500	)(i)
Food (0.1)%
(3,000,000)	Lamb Weston Holdings, Inc., 4.88%, due 11/1/2026	(3,127,080	)(i)
Lodging (0.2)%
(7,000,000)	Boyd Gaming Corp., 4.75%, due 12/1/2027	(6,836,410)
(1,000,000)	MGM Resorts Int'l, 5.50%, due 4/15/2027	(1,012,420)
(1,000,000)	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, due 5/15/2027	(928,300	)(i)
		(8,777,130)
Media (1.0)%
(5,000,000)	Clear Channel Worldwide Holdings, Inc., 5.13%, due 8/15/2027	(4,862,500	)(i)
	Entercom Media Corp.
(9,500,000)	7.25%, due 11/1/2024	(7,944,375	)(i)
(5,000,000)	6.50%, due 5/1/2027	(4,386,000	)(i)
(10,000,000)	iHeartCommunications, Inc., 8.38%, due 5/1/2027	(9,788,800)
(6,000,000)	Univision Communications, Inc., 5.13%, due 2/15/2025	(5,917,500	)(i)
(5,000,000)	Walt Disney Co., 2.00%, due 9/1/2029	(5,128,426)
		(38,027,601)
Oil & Gas Services (0.2)%
(9,000,000)	Halliburton Co., 5.00%, due 11/15/2045	(8,881,090)
Retail (0.3)%
(10,000,000)	Sally Holdings LLC/Sally Capital, Inc., 5.63%, due 12/1/2025	(9,947,500)
	Total Corporate Bonds Sold Short (Proceeds $(84,610,821))	(86,310,121)
	Total Short Positions (Proceeds $(484,031,602))	(506,082,237)
	Total Investments 83.0% (Cost $2,493,937,086)	3,138,956,736
	Other Assets Less Liabilities 17.0%	643,523,116	(q)
	Net Assets 100.0%	$3,782,479,852

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  Security fair valued as of October 31, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2020 amounted to $263,314,535, which represents 7.0% of net assets of the Fund.

(c)  Value determined using significant unobservable inputs.

(d)  The security or a portion of this security is on loan at October 31, 2020. Total value of all such securities at October 31, 2020 amounted to $27,335,003 for the Fund (see Note A of the Notes to Financial Statements).

(e)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2020 and changes periodically.

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

(f)  All or a portion of this security was purchased on a delayed delivery basis.

(g)  All or a portion of this security had not settled as of October 31, 2020 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(h)  The stated interest rates represent the range of rates at October 31, 2020 of the underlying contracts within the Loan Assignment.

(i)  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2020, these securities amounted to $128,736,833 of long positions and $(32,435,255) of short positions, which represents 3.4% and (0.9)%, respectively, of net assets of the Fund.

(j)  Payment-in-kind (PIK) security.

(k)  Represents less than 0.05% of net assets of the Fund.

(l)  See "Purchased option contracts" under Derivative Instruments.

(m)  Represents 7-day effective yield as of October 31, 2020.

(n)  All or a portion of this security is segregated in connection with obligations for securities sold short, options written, swaps and/or futures with a total value of $490,668,174.

(o)  Represents investment of cash collateral received from securities lending.

(p)  At October 31, 2020, the Fund had $622,375,560 deposited in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

(q)  Includes the impact of the Fund's open positions in derivatives at October 31, 2020.

(r)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale.

At October 31, 2020, these securities amounted to $261,642,000 which represents 6.9% of net assets of the Fund.

Restricted Security	Acquisition Date(s)	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of 10/31/2020	Fair Value Percentage of Net Assets as of 10/31/2020
AvidXchange, Inc.	4/7/2020	$3,340,119	0.1%	$4,175,148	0.1%
AvidXchange, Inc.	4/7/2020	13,360,475	0.5%	16,700,594	0.4%
(Ser. F Preferred Shares)
CC DNB Holdings, L.P.	7/6/2020	55,999,982	1.7%	65,613,270	1.7%
Druva, Inc.	6/14/2019	3,429,998	0.1%	3,429,998	0.1%
Duck Creek Technologies, Inc.	8/18/2020	25,766,683	0.7%	83,051,889	2.2%
Fanatics, Inc.	8/13/2020	35,900,005	1.0%	35,900,005	1.0%
(Ser. E Preferred Shares)
LegalZoom.com, Inc.	8/22/2018	21,259,563	0.6%	21,259,563	0.6%
One Spa World LLC,	3/19/2019	24,562,500	0.9%	23,250,000	0.6%
Second Lien Term Loan
Sweetgreen, Inc.	11/30/2018	7,520,004	0.3%	5,640,003	0.2%
(Ser. D Preferred Shares)
Sweetgreen, Inc.	9/13/2019	1,009,430	0.0%	1,009,430	0.0%
(Ser. I Preferred Shares)
Venture Global LNG, Inc. Ser. C	11/21/2018	2,303,000	0.1%	1,612,100	0.0%
Total		$194,451,759	6.0%	$261,642,000	6.9%

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2020, open positions in futures for the Fund were as follows:

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2020	360	NASDAQ 100 E-Mini Index	$(79,533,000)	$2,911,239
12/2020	406	Russell 2000 E-Mini Index	(31,197,040)	(15,227)
12/2020	2,800	S&P 500 E-Mini Index	(457,058,000)	18,788,142
12/2020	105	U.S. Treasury Long Bond	(18,109,219)	442,969
Total Futures			$(585,897,259)	$22,127,123

At October 31, 2020, the Fund had $28,550,904 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2020, the average notional value for the months where the Fund had futures outstanding was $(448,573,726) for short positions.

Total return basket swap contracts ("total return basket swaps")

At October 31, 2020, the Fund had outstanding total return basket swaps(a) as follows:

Over-the-counter total return basket swaps—Short(b)

Counterparty	Reference Entity	Effective Variable Rate(c)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Maturity Date(s)	Value
GSI	GSCBNBVL	0.15%	(0.09)%	3M USD LIBOR	3M/T	2/15/2021	$107,358
GSI	GSCBNBVL	0.15%	(0.09)%	3M USD LIBOR	3M/T	2/15/2021	192,317
GSI	GSCBNBVL	0.12%	(0.09)%	3M USD LIBOR	3M/T	2/15/2021	(2,313)
GSI	GSCBNBVL	0.15%	(0.09)%	3M USD LIBOR	3M/T	4/15/2021	1,704,671
JPM	JPNBGCND	(0.41)%	(0.65)%	3M USD LIBOR	3M/T	10/29/2021	(8,064,374)
JPM	JPNBLQGS	0.18%	0.03%	1M USD LIBOR	1M/T	7/19/2021	(1,321,394)
JPM	JPNBLQGS	0.18%	0.03%	1M USD LIBOR	1M/T	7/19/2021	(2,151,902)
JPM	JPNBLQGS	0.18%	0.03%	1M USD LIBOR	1M/T	7/19/2021	(2,128,508)
JPM	JPNBLQGS	0.18%	0.03%	1M USD LIBOR	1M/T	7/19/2021	(9,229)
JPM	JPNBLQGS	0.07%	(0.08)%	1M USD LIBOR	1M/T	7/19/2021	(4,752,093)
JPM	JPNBRMV3	0.23%	(0.01)%	3M USD LIBOR	3M/T	11/6/2020	749,344
JPM	JPNBRMV3	0.23%	(0.01)%	3M USD LIBOR	3M/T	11/6/2020	2,874,136
Total							$(12,801,987)

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

(a)  The following tables represent required component disclosures associated with the total return basket swaps:

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBNBVL
Skyworks Solutions Inc.	(267)	$(115,172)	$2,262	2.1%
Freeport-McMoRan Inc.	(2,123)	(112,375)	2,207	2.1%
Fortune Brands Home & Security Inc.	(399)	(98,534)	1,935	1.8%
United Rentals Inc.	(179)	(97,471)	1,915	1.8%
Tiffany & Co.	(231)	(92,299)	1,813	1.7%
SVB Financial Group	(104)	(92,112)	1,809	1.7%
DaVita Inc.	(347)	(91,292)	1,793	1.7%
Lennar Corp.	(414)	(88,712)	1,743	1.6%
L Brands Inc.	(907)	(88,637)	1,741	1.6%
Kroger Co./The	(888)	(87,276)	1,714	1.6%
Whirlpool Corp.	(152)	(85,587)	1,681	1.6%
First Republic Bank/CA	(219)	(84,423)	1,658	1.6%
Albemarle Corp.	(295)	(83,863)	1,647	1.5%
WW Grainger Inc.	(77)	(82,377)	1,618	1.5%
Parker-Hannifin Corp.	(126)	(80,069)	1,573	1.5%
LKQ Corp.	(814)	(79,445)	1,560	1.5%
AES Corp./The	(1,330)	(79,130)	1,554	1.5%
Ameriprise Financial Inc.	(157)	(77,083)	1,514	1.4%
Quest Diagnostics Inc.	(205)	(76,580)	1,504	1.4%
Laboratory Corp. of America Holdings	(126)	(76,523)	1,503	1.4%
Eastman Chemical Co.	(307)	(75,806)	1,489	1.4%
eBay Inc.	(513)	(74,644)	1,466	1.4%
Aptiv PLC	(248)	(72,976)	1,433	1.3%
Packaging Corp. of America	(205)	(71,503)	1,404	1.3%
Newell Brands Inc.	(1,307)	(70,440)	1,384	1.3%
State Street Corp.	(391)	(70,285)	1,381	1.3%
International Paper Co.	(519)	(69,368)	1,363	1.3%
Westrock Co.	(603)	(69,134)	1,358	1.3%
Gap Inc./The	(1,162)	(68,997)	1,355	1.3%
Leggett & Platt Inc.	(531)	(67,648)	1,329	1.2%
Biogen Inc.	(88)	(67,513)	1,326	1.2%
Hanesbrands Inc.	(1,374)	(67,378)	1,323	1.2%
Seagate Technology PLC	(461)	(67,321)	1,322	1.2%
McKesson Corp.	(148)	(66,441)	1,305	1.2%
Cardinal Health Inc.	(467)	(65,249)	1,282	1.2%
Kellogg Co.	(333)	(63,907)	1,255	1.2%
J M Smucker Co./The	(185)	(63,403)	1,245	1.2%
Dow Inc.	(444)	(61,616)	1,210	1.1%
Affiliated Managers Group Inc.	(259)	(59,497)	1,169	1.1%
PPL Corp.	(705)	(59,142)	1,162	1.1%
Nucor Corp.	(405)	(59,100)	1,161	1.1%
Perrigo Co. PLC	(441)	(59,099)	1,161	1.1%

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBNBVL (cont'd)
NRG Energy Inc.	(606)	$(58,507)	$1,149	1.1%
LyondellBasell Industries NV	(275)	(57,349)	1,126	1.1%
Regions Financial Corp.	(1,411)	(57,280)	1,125	1.1%
Foot Locker Inc.	(506)	(56,938)	1,118	1.0%
Truist Financial Corp.	(439)	(56,430)	1,108	1.0%
Mohawk Industries Inc.	(177)	(55,845)	1,097	1.0%
Sealed Air Corp.	(461)	(55,687)	1,094	1.0%
Fifth Third Bancorp	(774)	(54,862)	1,078	1.0%
Other securities	(33,895)	(1,753,700)	34,451	32.1%
		$(5,446,025)	106,973
Accrued Net Interest Receivable/(Payable)			385
			$107,358
GSCBNBVL
Skyworks Solutions Inc.	(152)	$(65,706)	$4,062	2.1%
Freeport-McMoRan Inc.	(1,211)	(64,111)	3,964	2.1%
Fortune Brands Home & Security Inc.	(228)	(56,215)	3,475	1.8%
United Rentals Inc.	(102)	(55,608)	3,438	1.8%
Tiffany & Co.	(132)	(52,658)	3,256	1.7%
SVB Financial Group	(59)	(52,551)	3,249	1.7%
DaVita Inc.	(198)	(52,083)	3,220	1.7%
Lennar Corp.	(236)	(50,611)	3,129	1.6%
L Brands Inc.	(518)	(50,568)	3,126	1.6%
Kroger Co./The	(506)	(49,792)	3,078	1.6%
Whirlpool Corp.	(86)	(48,828)	3,019	1.6%
First Republic Bank/CA	(125)	(48,164)	2,978	1.6%
Albemarle Corp.	(168)	(47,845)	2,958	1.5%
WW Grainger Inc.	(44)	(46,997)	2,906	1.5%
Parker-Hannifin Corp.	(72)	(45,680)	2,824	1.5%
LKQ Corp.	(464)	(45,324)	2,802	1.5%
AES Corp./The	(759)	(45,144)	2,791	1.5%
Ameriprise Financial Inc.	(90)	(43,976)	2,719	1.4%
Quest Diagnostics Inc.	(117)	(43,690)	2,701	1.4%
Laboratory Corp. of America Holdings	(72)	(43,657)	2,699	1.4%
Eastman Chemical Co.	(175)	(43,248)	2,674	1.4%
eBay Inc.	(293)	(42,585)	2,633	1.4%
Aptiv PLC	(141)	(41,633)	2,574	1.3%
Packaging Corp. of America	(117)	(40,793)	2,522	1.3%
Newell Brands Inc.	(746)	(40,187)	2,485	1.3%
State Street Corp.	(223)	(40,098)	2,479	1.3%
International Paper Co.	(296)	(39,575)	2,447	1.3%
Westrock Co.	(344)	(39,442)	2,438	1.3%
Gap Inc./The	(663)	(39,363)	2,434	1.3%

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBNBVL (cont'd)
Leggett & Platt Inc.	(303)	$(38,594)	$2,386	1.2%
Biogen Inc.	(50)	(38,517)	2,381	1.2%
Hanesbrands Inc.	(784)	(38,440)	2,377	1.2%
Seagate Technology PLC	(263)	(38,407)	2,375	1.2%
McKesson Corp.	(84)	(37,905)	2,343	1.2%
Cardinal Health Inc.	(266)	(37,225)	2,301	1.2%
Kellogg Co.	(190)	(36,460)	2,254	1.2%
J M Smucker Co./The	(106)	(36,172)	2,236	1.2%
Dow Inc.	(253)	(35,152)	2,173	1.1%
Affiliated Managers Group Inc.	(148)	(33,944)	2,099	1.1%
PPL Corp.	(402)	(33,741)	2,086	1.1%
Nucor Corp.	(231)	(33,717)	2,085	1.1%
Perrigo Co. PLC	(252)	(33,716)	2,084	1.1%
NRG Energy Inc.	(346)	(33,379)	2,064	1.1%
LyondellBasell Industries NV	(157)	(32,718)	2,023	1.1%
Regions Financial Corp.	(805)	(32,679)	2,020	1.1%
Foot Locker Inc.	(289)	(32,484)	2,008	1.0%
Truist Financial Corp.	(250)	(32,194)	1,990	1.0%
Mohawk Industries Inc.	(101)	(31,860)	1,970	1.0%
Sealed Air Corp.	(263)	(31,770)	1,964	1.0%
Fifth Third Bancorp	(442)	(31,299)	1,935	1.0%
Other securities	(19,338)	(1,000,498)	61,854	32.1%
		$(3,107,003)	192,088
Accrued Net Interest Receivable/(Payable)			229
			$192,317
GSCBNBVL
Skyworks Solutions Inc.	(464)	$(200,087)	$(50)	2.1%
Freeport-McMoRan Inc.	(3,689)	(195,229)	(49)	2.1%
Fortune Brands Home & Security Inc.	(694)	(171,182)	(43)	1.8%
United Rentals Inc.	(311)	(169,335)	(43)	1.8%
Tiffany & Co.	(402)	(160,351)	(40)	1.7%
SVB Financial Group	(180)	(160,026)	(40)	1.7%
DaVita Inc.	(602)	(158,601)	(40)	1.7%
Lennar Corp.	(719)	(154,119)	(39)	1.6%
L Brands Inc.	(1,576)	(153,988)	(39)	1.6%
Kroger Co./The	(1,542)	(151,623)	(38)	1.6%
Whirlpool Corp.	(263)	(148,689)	(37)	1.6%
First Republic Bank/CA	(381)	(146,666)	(37)	1.6%
Albemarle Corp.	(512)	(145,695)	(37)	1.5%
WW Grainger Inc.	(134)	(143,113)	(36)	1.5%
Parker-Hannifin Corp.	(219)	(139,103)	(35)	1.5%
LKQ Corp.	(1,414)	(138,019)	(35)	1.5%

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBNBVL (cont'd)
AES Corp./The	(2,310)	$(137,472)	$(35)	1.5%
Ameriprise Financial Inc.	(273)	(133,915)	(34)	1.4%
Quest Diagnostics Inc.	(357)	(133,042)	(33)	1.4%
Laboratory Corp. of America Holdings	(218)	(132,943)	(33)	1.4%
Eastman Chemical Co.	(534)	(131,696)	(33)	1.4%
eBay Inc.	(892)	(129,678)	(33)	1.4%
Aptiv PLC	(431)	(126,780)	(32)	1.3%
Packaging Corp. of America	(355)	(124,221)	(31)	1.3%
Newell Brands Inc.	(2,270)	(122,375)	(31)	1.3%
State Street Corp.	(679)	(122,106)	(31)	1.3%
International Paper Co.	(903)	(120,512)	(30)	1.3%
Westrock Co.	(1,048)	(120,106)	(30)	1.3%
Gap Inc./The	(2,019)	(119,868)	(30)	1.3%
Leggett & Platt Inc.	(923)	(117,525)	(30)	1.2%
Biogen Inc.	(152)	(117,289)	(29)	1.2%
Hanesbrands Inc.	(2,387)	(117,055)	(29)	1.2%
Seagate Technology PLC	(801)	(116,957)	(29)	1.2%
McKesson Corp.	(256)	(115,426)	(29)	1.2%
Cardinal Health Inc.	(811)	(113,357)	(28)	1.2%
Kellogg Co.	(578)	(111,025)	(28)	1.2%
J M Smucker Co./The	(322)	(110,149)	(28)	1.2%
Dow Inc.	(771)	(107,044)	(27)	1.1%
Affiliated Managers Group Inc.	(449)	(103,364)	(26)	1.1%
PPL Corp.	(1,224)	(102,747)	(26)	1.1%
Nucor Corp.	(704)	(102,673)	(26)	1.1%
Perrigo Co. PLC	(767)	(102,672)	(26)	1.1%
NRG Energy Inc.	(1,053)	(101,644)	(26)	1.1%
LyondellBasell Industries NV	(477)	(99,632)	(25)	1.1%
Regions Financial Corp.	(2,451)	(99,512)	(25)	1.1%
Foot Locker Inc.	(879)	(98,918)	(25)	1.0%
Truist Financial Corp.	(763)	(98,036)	(25)	1.0%
Mohawk Industries Inc.	(308)	(97,018)	(24)	1.0%
Sealed Air Corp.	(801)	(96,744)	(24)	1.0%
Fifth Third Bancorp	(1,345)	(95,311)	(24)	1.0%
Other securities	(58,887)	(3,046,676)	(765)	32.1%
		$(9,461,314)	(2,378)
Accrued Net Interest Receivable/(Payable)			65
			$(2,313)
GSCBNBVL
Skyworks Solutions Inc.	(1,306)	$(563,170)	$36,009	2.1%
Freeport-McMoRan Inc.	(10,383)	(549,497)	35,134	2.1%
Fortune Brands Home & Security Inc.	(1,952)	(481,815)	30,807	1.8%

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBNBVL (cont'd)
United Rentals Inc.	(876)	$(476,616)	$30,474	1.8%
Tiffany & Co.	(1,130)	(451,328)	28,858	1.7%
SVB Financial Group	(508)	(450,414)	28,799	1.7%
DaVita Inc.	(1,696)	(446,404)	28,543	1.7%
Lennar Corp.	(2,024)	(433,788)	27,736	1.6%
L Brands Inc.	(4,436)	(433,420)	27,712	1.6%
Kroger Co./The	(4,341)	(426,764)	27,287	1.6%
Whirlpool Corp.	(741)	(418,506)	26,759	1.6%
First Republic Bank/CA	(1,072)	(412,812)	26,395	1.6%
Albemarle Corp.	(1,441)	(410,077)	26,220	1.5%
WW Grainger Inc.	(377)	(402,811)	25,755	1.5%
Parker-Hannifin Corp.	(616)	(391,524)	25,034	1.5%
LKQ Corp.	(3,979)	(388,473)	24,839	1.5%
AES Corp./The	(6,501)	(386,932)	24,740	1.5%
Ameriprise Financial Inc.	(768)	(376,921)	24,100	1.4%
Quest Diagnostics Inc.	(1,005)	(374,464)	23,943	1.4%
Laboratory Corp. of America Holdings	(614)	(374,186)	23,925	1.4%
Eastman Chemical Co.	(1,502)	(370,676)	23,701	1.4%
eBay Inc.	(2,511)	(364,996)	23,338	1.4%
Aptiv PLC	(1,212)	(356,841)	22,816	1.3%
Packaging Corp. of America	(1,001)	(349,638)	22,356	1.3%
Newell Brands Inc.	(6,390)	(344,441)	22,023	1.3%
State Street Corp.	(1,912)	(343,683)	21,975	1.3%
International Paper Co.	(2,540)	(339,197)	21,688	1.3%
Westrock Co.	(2,950)	(338,054)	21,615	1.3%
Gap Inc./The	(5,683)	(337,384)	21,572	1.3%
Leggett & Platt Inc.	(2,597)	(330,789)	21,150	1.2%
Biogen Inc.	(429)	(330,126)	21,108	1.2%
Hanesbrands Inc.	(6,717)	(329,467)	21,066	1.2%
Seagate Technology PLC	(2,255)	(329,191)	21,048	1.2%
McKesson Corp.	(722)	(324,883)	20,773	1.2%
Cardinal Health Inc.	(2,283)	(319,059)	20,400	1.2%
Kellogg Co.	(1,628)	(312,495)	19,981	1.2%
J M Smucker Co./The	(905)	(310,028)	19,823	1.2%
Dow Inc.	(2,170)	(301,290)	19,264	1.1%
Affiliated Managers Group Inc.	(1,265)	(290,932)	18,602	1.1%
PPL Corp.	(3,446)	(289,196)	18,491	1.1%
Nucor Corp.	(1,983)	(288,987)	18,478	1.1%
Perrigo Co. PLC	(2,158)	(288,983)	18,477	1.1%
NRG Energy Inc.	(2,964)	(286,089)	18,292	1.1%
LyondellBasell Industries NV	(1,342)	(280,426)	17,930	1.1%
Regions Financial Corp.	(6,900)	(280,090)	17,909	1.1%

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBNBVL (cont'd)
Foot Locker Inc.	(2,473)	$(278,417)	$17,802	1.0%
Truist Financial Corp.	(2,146)	(275,935)	17,643	1.0%
Mohawk Industries Inc.	(867)	(273,071)	17,460	1.0%
Sealed Air Corp.	(2,254)	(272,298)	17,411	1.0%
Fifth Third Bancorp	(3,785)	(268,265)	17,153	1.0%
Other securities	(165,744)	(8,575,288)	548,292	32.1%
		$(26,630,137)	1,702,706
Accrued Net Interest Receivable/(Payable)			1,965
			$1,704,671
JPNBGCND
Amazon.com Inc.	(4,214)	$(12,581,391)	$(2,139,624)	26.6%
Home Depot Inc/The	(9,221)	(2,418,554)	(411,306)	5.1%
Toyota Motor Corp.	(26,540)	(1,696,500)	(288,511)	3.6%
McDonald's Corp.	(8,046)	(1,685,305)	(286,607)	3.6%
NIKE Inc.	(13,827)	(1,632,819)	(277,681)	3.4%
LVMH Moet Hennessy Louis Vuitton SE	(3,024)	(1,393,074)	(236,910)	2.9%
Lowe's Cos. Inc.	(8,799)	(1,367,969)	(232,640)	2.9%
Starbucks Corp.	(13,934)	(1,191,607)	(202,648)	2.5%
Sony Corp.	(14,267)	(1,162,800)	(197,749)	2.5%
Target Corp.	(5,759)	(862,040)	(146,601)	1.8%
Booking Holdings Inc.	(517)	(824,766)	(140,262)	1.7%
TJX Cos. Inc./The	(14,461)	(722,405)	(122,854)	1.5%
Daimler AG	(12,258)	(623,334)	(106,006)	1.3%
adidas AG	(2,071)	(604,888)	(102,869)	1.3%
Dollar General Corp.	(2,926)	(600,574)	(102,135)	1.3%
Kering SA	(945)	(560,976)	(95,401)	1.2%
eBay Inc.	(11,855)	(555,266)	(94,430)	1.2%
General Motors Co.	(15,846)	(538,076)	(91,507)	1.1%
Chipotle Mexican Grill Inc.	(411)	(485,493)	(82,564)	1.0%
Fast Retailing Co. Ltd.	(705)	(481,845)	(81,944)	1.0%
Honda Motor Co. Ltd.	(19,927)	(455,933)	(77,537)	1.0%
Hermes International	(482)	(441,369)	(75,060)	0.9%
O'Reilly Automotive Inc.	(1,022)	(438,806)	(74,624)	0.9%
Oriental Land Co. Ltd./Japan	(3,187)	(436,758)	(74,276)	0.9%
Aptiv PLC	(4,462)	(423,430)	(72,010)	0.9%
Cie Financiere Richemont SA	(6,697)	(412,978)	(70,232)	0.9%
Ross Stores Inc.	(4,928)	(412,737)	(70,191)	0.9%
AutoZone Inc.	(356)	(395,594)	(67,276)	0.8%
Yum! Brands Inc.	(4,239)	(389,058)	(66,164)	0.8%
Best Buy Co. Inc.	(3,426)	(375,846)	(63,917)	0.8%
DR Horton Inc.	(5,697)	(374,327)	(63,659)	0.8%
Ford Motor Co.	(48,204)	(366,436)	(62,317)	0.8%

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBGCND (cont'd)
Volkswagen AG	(2,553)	$(365,727)	$(62,196)	0.8%
Bandai Namco Holdings Inc.	(4,913)	(358,936)	(61,042)	0.8%
Compass Group PLC	(26,143)	(351,026)	(59,696)	0.7%
Industria de Diseno Textil SA	(14,175)	(344,005)	(58,502)	0.7%
Bayerische Motoren Werke AG	(5,013)	(336,924)	(57,298)	0.7%
Hilton Worldwide Holdings Inc.	(3,880)	(335,068)	(56,983)	0.7%
Michelin	(3,118)	(330,856)	(56,266)	0.7%
Lennar Corp.	(4,778)	(329,982)	(56,118)	0.7%
Panasonic Corp.	(34,194)	(308,664)	(52,492)	0.7%
Denso Corp.	(6,780)	(308,220)	(52,417)	0.7%
Marriott International Inc./MD	(3,344)	(305,402)	(51,937)	0.6%
Toyota Industries Corp.	(4,671)	(294,956)	(50,161)	0.6%
VF Corp.	(4,286)	(283,246)	(48,170)	0.6%
Magna International Inc.	(5,448)	(273,222)	(46,465)	0.6%
Tiffany & Co.	(1,995)	(256,649)	(43,646)	0.5%
Dollar Tree Inc.	(2,824)	(250,814)	(42,654)	0.5%
Bridgestone Corp.	(7,758)	(247,105)	(42,023)	0.5%
Sekisui House Ltd.	(15,070)	(244,479)	(41,577)	0.5%
Other securities	(283,204)	(4,936,693)	(839,549)	10.5%
		$(47,374,928)	(8,056,704)
Accrued Net Interest Receivable/(Payable)			(7,670)
			$(8,064,374)
JPNBLQGS
NVIDIA Corp.	(1,286)	$(720,672)	$(32,061)	2.4%
FedEx Corp.	(2,007)	(581,946)	(25,890)	2.0%
Quanta Services Inc.	(7,822)	(545,779)	(24,281)	1.8%
Advanced Micro Devices Inc.	(6,433)	(541,296)	(24,081)	1.8%
Centene Corp.	(8,110)	(535,646)	(23,830)	1.8%
Align Technology Inc.	(1,123)	(534,891)	(23,796)	1.8%
IDEXX Laboratories Inc.	(1,104)	(524,314)	(23,326)	1.8%
MarketAxess Holdings Inc.	(865)	(521,098)	(23,183)	1.8%
Synopsys Inc.	(2,139)	(511,213)	(22,743)	1.7%
Regeneron Pharmaceuticals Inc.	(830)	(504,440)	(22,442)	1.7%
Netflix Inc.	(946)	(502,715)	(22,365)	1.7%
ABIOMED Inc.	(1,765)	(496,736)	(22,099)	1.7%
Chipotle Mexican Grill Inc.	(368)	(494,018)	(21,978)	1.7%
Old Dominion Freight Line Inc.	(2,298)	(488,910)	(21,751)	1.6%
Freeport-McMoRan Inc.	(24,916)	(482,849)	(21,481)	1.6%
Dollar General Corp.	(2,023)	(471,856)	(20,992)	1.6%
IPG Photonics Corp.	(2,208)	(458,835)	(20,413)	1.5%
See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS (cont'd)
MSCI Inc.	(1,155)	$(451,440)	$(20,084)	1.5%
Autodesk Inc.	(1,663)	(437,823)	(19,478)	1.5%
Take-Two Interactive Software Inc.	(2,508)	(434,296)	(19,321)	1.5%
Twitter Inc.	(9,364)	(432,859)	(19,257)	1.5%
DR Horton Inc.	(5,781)	(431,672)	(19,204)	1.5%
Fastenal Co.	(8,581)	(414,596)	(18,445)	1.4%
Broadcom Inc.	(1,043)	(407,441)	(18,126)	1.4%
Copart Inc.	(3,294)	(406,224)	(18,072)	1.4%
Lam Research Corp.	(1,046)	(400,076)	(17,799)	1.3%
Lennar Corp.	(5,067)	(397,685)	(17,692)	1.3%
Texas Instruments Inc.	(2,460)	(397,490)	(17,684)	1.3%
KLA Corp.	(1,770)	(390,001)	(17,350)	1.3%
Expeditors International of Washington Inc.	(3,936)	(388,746)	(17,295)	1.3%
McCormick & Co. Inc./MD	(1,915)	(386,420)	(17,191)	1.3%
Electronic Arts Inc.	(2,878)	(385,382)	(17,145)	1.3%
Incyte Corp.	(3,971)	(384,539)	(17,107)	1.3%
Broadridge Financial Solutions Inc.	(2,475)	(380,642)	(16,934)	1.3%
First Republic Bank/CA	(2,689)	(379,067)	(16,864)	1.3%
CH Robinson Worldwide Inc.	(3,807)	(376,243)	(16,738)	1.3%
AmerisourceBergen Corp.	(3,501)	(375,856)	(16,721)	1.3%
NVR Inc.	(83)	(365,454)	(16,258)	1.2%
JB Hunt Transport Services Inc.	(2,673)	(363,736)	(16,182)	1.2%
Keysight Technologies Inc.	(3,097)	(363,013)	(16,150)	1.2%
Estee Lauder Cos. Inc./The	(1,469)	(360,644)	(16,044)	1.2%
Analog Devices Inc.	(2,688)	(356,018)	(15,839)	1.2%
O'Reilly Automotive Inc.	(726)	(354,194)	(15,757)	1.2%
PulteGroup Inc.	(7,685)	(350,090)	(15,575)	1.2%
Microchip Technology Inc.	(2,942)	(345,523)	(15,372)	1.2%
T Rowe Price Group Inc.	(2,425)	(343,293)	(15,272)	1.2%
IQVIA Holdings Inc.	(1,989)	(342,305)	(15,229)	1.2%
Arista Networks Inc.	(1,460)	(340,929)	(15,167)	1.1%
Starbucks Corp.	(3,458)	(336,099)	(14,952)	1.1%
Applied Materials Inc.	(5,065)	(335,290)	(14,916)	1.1%
Fortinet Inc.	(2,688)	(331,620)	(14,753)	1.1%
LKQ Corp.	(9,215)	(329,448)	(14,657)	1.1%
Mastercard Inc.	(1,000)	(322,452)	(14,345)	1.1%
Illumina Inc.	(982)	(321,310)	(14,294)	1.1%
Nucor Corp.	(6,001)	(320,328)	(14,251)	1.1%
Vertex Pharmaceuticals Inc.	(1,360)	(316,584)	(14,084)	1.1%
Bristol-Myers Squibb Co.	(4,794)	(313,187)	(13,933)	1.1%
Micron Technology Inc.	(5,551)	(312,286)	(13,893)	1.0%

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS (cont'd)
Cardinal Health Inc.	(5,883)	$(301,077)	$(13,394)	1.0%
Other securities	(74,619)	(5,355,358)	(238,253)	17.7%
		$(29,755,950)	(1,323,789)
Accrued Net Interest Receivable/(Payable)			2,395
			$(1,321,394)
JPNBLQGS
NVIDIA Corp.	(1,259)	$(705,393)	$(52,173)	2.4%
FedEx Corp.	(1,964)	(569,608)	(42,130)	2.0%
Quanta Services Inc.	(7,656)	(534,208)	(39,512)	1.8%
Advanced Micro Devices Inc.	(6,297)	(529,820)	(39,187)	1.8%
Centene Corp.	(7,938)	(524,289)	(38,778)	1.8%
Align Technology Inc.	(1,099)	(523,551)	(38,723)	1.8%
IDEXX Laboratories Inc.	(1,081)	(513,198)	(37,958)	1.8%
MarketAxess Holdings Inc.	(847)	(510,050)	(37,725)	1.8%
Synopsys Inc.	(2,094)	(500,375)	(37,009)	1.7%
Regeneron Pharmaceuticals Inc.	(813)	(493,745)	(36,519)	1.7%
Netflix Inc.	(925)	(492,057)	(36,394)	1.7%
ABIOMED Inc.	(1,727)	(486,205)	(35,961)	1.7%
Chipotle Mexican Grill Inc.	(360)	(483,544)	(35,764)	1.7%
Old Dominion Freight Line Inc.	(2,249)	(478,545)	(35,395)	1.6%
Freeport-McMoRan Inc.	(24,388)	(472,612)	(34,956)	1.6%
Dollar General Corp.	(1,980)	(461,852)	(34,160)	1.6%
IPG Photonics Corp.	(2,161)	(449,107)	(33,217)	1.5%
MSCI Inc.	(1,130)	(441,869)	(32,682)	1.5%
Autodesk Inc.	(1,628)	(428,541)	(31,696)	1.5%
Take-Two Interactive Software Inc.	(2,455)	(425,088)	(31,441)	1.5%
Twitter Inc.	(9,166)	(423,682)	(31,337)	1.5%
DR Horton Inc.	(5,659)	(422,520)	(31,251)	1.5%
Fastenal Co.	(8,399)	(405,806)	(30,015)	1.4%
Broadcom Inc.	(1,021)	(398,803)	(29,497)	1.4%
Copart Inc.	(3,224)	(397,612)	(29,409)	1.4%
Lam Research Corp.	(1,024)	(391,594)	(28,963)	1.3%
Lennar Corp.	(4,959)	(389,254)	(28,790)	1.3%
Texas Instruments Inc.	(2,408)	(389,062)	(28,776)	1.3%
KLA Corp.	(1,732)	(381,732)	(28,234)	1.3%
Expeditors International of Washington Inc.	(3,853)	(380,504)	(28,143)	1.3%
McCormick & Co. Inc./MD	(1,875)	(378,228)	(27,975)	1.3%
Electronic Arts Inc.	(2,817)	(377,211)	(27,900)	1.3%
Incyte Corp.	(3,887)	(376,387)	(27,839)	1.3%
Broadridge Financial Solutions Inc.	(2,423)	(372,572)	(27,556)	1.3%
First Republic Bank/CA	(2,632)	(371,030)	(27,442)	1.3%
CH Robinson Worldwide Inc.	(3,726)	(368,266)	(27,238)	1.3%

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS (cont'd)
AmerisourceBergen Corp.	(3,426)	$(367,888)	$(27,210)	1.3%
NVR Inc.	(81)	(357,706)	(26,457)	1.2%
JB Hunt Transport Services Inc.	(2,617)	(356,025)	(26,333)	1.2%
Keysight Technologies Inc.	(3,032)	(355,316)	(26,280)	1.2%
Estee Lauder Cos. Inc./The	(1,438)	(352,998)	(26,109)	1.2%
Analog Devices Inc.	(2,631)	(348,470)	(25,774)	1.2%
O'Reilly Automotive Inc.	(710)	(346,685)	(25,642)	1.2%
PulteGroup Inc.	(7,522)	(342,668)	(25,345)	1.2%
Microchip Technology Inc.	(2,880)	(338,197)	(25,014)	1.2%
T Rowe Price Group Inc.	(2,374)	(336,015)	(24,853)	1.2%
IQVIA Holdings Inc.	(1,947)	(335,047)	(24,781)	1.2%
Arista Networks Inc.	(1,429)	(333,701)	(24,681)	1.1%
Starbucks Corp.	(3,385)	(328,973)	(24,332)	1.1%
Applied Materials Inc.	(4,958)	(328,182)	(24,273)	1.1%
Fortinet Inc.	(2,631)	(324,589)	(24,008)	1.1%
LKQ Corp.	(9,019)	(322,463)	(23,850)	1.1%
Mastercard Inc.	(978)	(315,615)	(23,344)	1.1%
Illumina Inc.	(961)	(314,497)	(23,261)	1.1%
Nucor Corp.	(5,874)	(313,537)	(23,190)	1.1%
Vertex Pharmaceuticals Inc.	(1,331)	(309,872)	(22,919)	1.1%
Bristol-Myers Squibb Co.	(4,693)	(306,547)	(22,673)	1.1%
Micron Technology Inc.	(5,433)	(305,665)	(22,608)	1.0%
Cardinal Health Inc.	(5,759)	(294,693)	(21,796)	1.0%
Other securities	(73,035)	(5,241,813)	(387,696)	17.7%
		$(29,125,082)	(2,154,174)
Accrued Net Interest Receivable/(Payable)			2,272
			$(2,151,902)
JPNBLQGS
NVIDIA Corp.	(1,872)	$(1,049,176)	$(51,635)	2.4%
FedEx Corp.	(2,922)	(847,215)	(41,696)	2.0%
Quanta Services Inc.	(11,388)	(794,561)	(39,104)	1.8%
Advanced Micro Devices Inc.	(9,365)	(788,035)	(38,783)	1.8%
Centene Corp.	(11,806)	(779,809)	(38,378)	1.8%
Align Technology Inc.	(1,635)	(778,711)	(38,324)	1.8%
IDEXX Laboratories Inc.	(1,608)	(763,313)	(37,566)	1.8%
MarketAxess Holdings Inc.	(1,260)	(758,630)	(37,336)	1.8%
Synopsys Inc.	(3,114)	(744,240)	(36,628)	1.7%
Regeneron Pharmaceuticals Inc.	(1,209)	(734,379)	(36,142)	1.7%
Netflix Inc.	(1,376)	(731,868)	(36,019)	1.7%
ABIOMED Inc.	(2,569)	(723,164)	(35,591)	1.7%
Chipotle Mexican Grill Inc.	(536)	(719,206)	(35,396)	1.7%
Old Dominion Freight Line Inc.	(3,345)	(711,771)	(35,030)	1.6%

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS (cont'd)
Freeport-McMoRan Inc.	(36,273)	$(702,946)	$(34,596)	1.6%
Dollar General Corp.	(2,945)	(686,943)	(33,808)	1.6%
IPG Photonics Corp.	(3,214)	(667,986)	(32,875)	1.5%
MSCI Inc.	(1,681)	(657,221)	(32,345)	1.5%
Autodesk Inc.	(2,421)	(637,397)	(31,370)	1.5%
Take-Two Interactive Software Inc.	(3,652)	(632,261)	(31,117)	1.5%
Twitter Inc.	(13,633)	(630,170)	(31,014)	1.5%
DR Horton Inc.	(8,417)	(628,441)	(30,929)	1.5%
Fastenal Co.	(12,493)	(603,581)	(29,705)	1.4%
Broadcom Inc.	(1,518)	(593,165)	(29,193)	1.4%
Copart Inc.	(4,795)	(591,394)	(29,105)	1.4%
Lam Research Corp.	(1,523)	(582,443)	(28,665)	1.3%
Lennar Corp.	(7,376)	(578,962)	(28,494)	1.3%
Texas Instruments Inc.	(3,581)	(578,678)	(28,480)	1.3%
KLA Corp.	(2,576)	(567,775)	(27,943)	1.3%
Expeditors International of Washington Inc.	(5,730)	(565,948)	(27,853)	1.3%
McCormick & Co. Inc./MD	(2,789)	(562,562)	(27,687)	1.3%
Electronic Arts Inc.	(4,189)	(561,051)	(27,612)	1.3%
Incyte Corp.	(5,782)	(559,824)	(27,552)	1.3%
Broadridge Financial Solutions Inc.	(3,603)	(554,151)	(27,273)	1.3%
First Republic Bank/CA	(3,915)	(551,857)	(27,160)	1.3%
CH Robinson Worldwide Inc.	(5,542)	(547,746)	(26,957)	1.3%
AmerisourceBergen Corp.	(5,096)	(547,183)	(26,930)	1.3%
NVR Inc.	(120)	(532,039)	(26,184)	1.2%
JB Hunt Transport Services Inc.	(3,892)	(529,539)	(26,061)	1.2%
Keysight Technologies Inc.	(4,509)	(528,485)	(26,009)	1.2%
Estee Lauder Cos. Inc./The	(2,139)	(525,037)	(25,840)	1.2%
Analog Devices Inc.	(3,913)	(518,302)	(25,508)	1.2%
O'Reilly Automotive Inc.	(1,057)	(515,646)	(25,378)	1.2%
PulteGroup Inc.	(11,188)	(509,672)	(25,084)	1.2%
Microchip Technology Inc.	(4,283)	(503,022)	(24,756)	1.2%
T Rowe Price Group Inc.	(3,531)	(499,776)	(24,597)	1.2%
IQVIA Holdings Inc.	(2,896)	(498,338)	(24,526)	1.2%
Arista Networks Inc.	(2,126)	(496,335)	(24,427)	1.1%
Starbucks Corp.	(5,035)	(489,303)	(24,081)	1.1%
Applied Materials Inc.	(7,374)	(488,126)	(24,023)	1.1%
Fortinet Inc.	(3,914)	(482,783)	(23,760)	1.1%
LKQ Corp.	(13,415)	(479,620)	(23,605)	1.1%
Mastercard Inc.	(1,455)	(469,435)	(23,103)	1.1%
Illumina Inc.	(1,430)	(467,772)	(23,021)	1.1%
Nucor Corp.	(8,737)	(466,343)	(22,951)	1.1%
Vertex Pharmaceuticals Inc.	(1,979)	(460,892)	(22,683)	1.1%

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS (cont'd)
Bristol-Myers Squibb Co.	(6,980)	$(455,947)	$(22,439)	1.1%
Micron Technology Inc.	(8,081)	(454,636)	(22,375)	1.0%
Cardinal Health Inc.	(8,565)	(438,317)	(21,572)	1.0%
Other securities	(108,632)	(7,796,488)	(383,703)	17.7%
		$(43,319,616)	(2,131,977)
Accrued Net Interest Receivable/(Payable)			3,469
			$(2,128,508)
JPNBLQGS
NVIDIA Corp.	(814)	$(455,831)	$(228)	2.4%
FedEx Corp.	(1,269)	(368,086)	(184)	2.0%
Quanta Services Inc.	(4,948)	(345,210)	(173)	1.8%
Advanced Micro Devices Inc.	(4,069)	(342,374)	(171)	1.8%
Centene Corp.	(5,129)	(338,801)	(169)	1.8%
Align Technology Inc.	(710)	(338,324)	(169)	1.8%
IDEXX Laboratories Inc.	(698)	(331,633)	(166)	1.8%
MarketAxess Holdings Inc.	(547)	(329,599)	(165)	1.8%
Synopsys Inc.	(1,353)	(323,347)	(162)	1.7%
Regeneron Pharmaceuticals Inc.	(525)	(319,063)	(160)	1.7%
Netflix Inc.	(598)	(317,972)	(159)	1.7%
ABIOMED Inc.	(1,116)	(314,190)	(157)	1.7%
Chipotle Mexican Grill Inc.	(233)	(312,471)	(156)	1.7%
Old Dominion Freight Line Inc.	(1,453)	(309,240)	(155)	1.6%
Freeport-McMoRan Inc.	(15,759)	(305,406)	(153)	1.6%
Dollar General Corp.	(1,280)	(298,453)	(149)	1.6%
IPG Photonics Corp.	(1,396)	(290,217)	(145)	1.5%
MSCI Inc.	(730)	(285,540)	(143)	1.5%
Autodesk Inc.	(1,052)	(276,927)	(139)	1.5%
Take-Two Interactive Software Inc.	(1,587)	(274,696)	(137)	1.5%
Twitter Inc.	(5,923)	(273,787)	(137)	1.5%
DR Horton Inc.	(3,657)	(273,036)	(137)	1.5%
Fastenal Co.	(5,428)	(262,236)	(131)	1.4%
Broadcom Inc.	(660)	(257,710)	(129)	1.4%
Copart Inc.	(2,083)	(256,940)	(129)	1.4%
Lam Research Corp.	(662)	(253,052)	(127)	1.3%
Lennar Corp.	(3,205)	(251,539)	(126)	1.3%
Texas Instruments Inc.	(1,556)	(251,416)	(126)	1.3%
KLA Corp.	(1,119)	(246,679)	(123)	1.3%
Expeditors International of Washington Inc.	(2,490)	(245,885)	(123)	1.3%
McCormick & Co. Inc./MD	(1,212)	(244,414)	(122)	1.3%
Electronic Arts Inc.	(1,820)	(243,758)	(122)	1.3%
Incyte Corp.	(2,512)	(243,225)	(122)	1.3%
Broadridge Financial Solutions Inc.	(1,566)	(240,760)	(120)	1.3%

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS (cont'd)
First Republic Bank/CA	(1,701)	$(239,763)	$(120)	1.3%
CH Robinson Worldwide Inc.	(2,408)	(237,977)	(119)	1.3%
AmerisourceBergen Corp.	(2,214)	(237,732)	(119)	1.3%
NVR Inc.	(52)	(231,153)	(116)	1.2%
JB Hunt Transport Services Inc.	(1,691)	(230,067)	(115)	1.2%
Keysight Technologies Inc.	(1,959)	(229,609)	(115)	1.2%
Estee Lauder Cos. Inc./The	(929)	(228,111)	(114)	1.2%
Analog Devices Inc.	(1,700)	(225,185)	(113)	1.2%
O'Reilly Automotive Inc.	(459)	(224,031)	(112)	1.2%
PulteGroup Inc.	(4,861)	(221,435)	(111)	1.2%
Microchip Technology Inc.	(1,861)	(218,546)	(109)	1.2%
T Rowe Price Group Inc.	(1,534)	(217,136)	(109)	1.2%
IQVIA Holdings Inc.	(1,258)	(216,511)	(108)	1.2%
Arista Networks Inc.	(924)	(215,641)	(108)	1.1%
Starbucks Corp.	(2,187)	(212,586)	(106)	1.1%
Applied Materials Inc.	(3,204)	(212,074)	(106)	1.1%
Fortinet Inc.	(1,700)	(209,753)	(105)	1.1%
LKQ Corp.	(5,828)	(208,379)	(104)	1.1%
Mastercard Inc.	(632)	(203,954)	(102)	1.1%
Illumina Inc.	(621)	(203,231)	(102)	1.1%
Nucor Corp.	(3,796)	(202,610)	(101)	1.1%
Vertex Pharmaceuticals Inc.	(860)	(200,242)	(100)	1.1%
Bristol-Myers Squibb Co.	(3,032)	(198,093)	(99)	1.1%
Micron Technology Inc.	(3,511)	(197,524)	(99)	1.0%
Cardinal Health Inc.	(3,721)	(190,434)	(95)	1.0%
Other securities	(47,198)	(3,387,307)	(1,694)	17.7%
		$(18,820,901)	(9,415)
Accrued Net Interest Receivable/(Payable)			186
			$(9,229)
JPNBLQGS
NVIDIA Corp.	(789)	$(441,825)	$(115,103)	2.4%
FedEx Corp.	(1,230)	(356,776)	(92,947)	2.0%
Quanta Services Inc.	(4,796)	(334,603)	(87,170)	1.8%
Advanced Micro Devices Inc.	(3,944)	(331,855)	(86,454)	1.8%
Centene Corp.	(4,972)	(328,391)	(85,552)	1.8%
Align Technology Inc.	(689)	(327,928)	(85,431)	1.8%
IDEXX Laboratories Inc.	(677)	(321,444)	(83,742)	1.8%
MarketAxess Holdings Inc.	(530)	(319,472)	(83,228)	1.8%
Synopsys Inc.	(1,311)	(313,412)	(81,649)	1.7%
Regeneron Pharmaceuticals Inc.	(509)	(309,259)	(80,568)	1.7%
Netflix Inc.	(580)	(308,202)	(80,292)	1.7%
ABIOMED Inc.	(1,082)	(304,536)	(79,337)	1.7%

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS (cont'd)
Chipotle Mexican Grill Inc.	(226)	$(302,870)	$(78,903)	1.7%
Old Dominion Freight Line Inc.	(1,409)	(299,738)	(78,087)	1.6%
Freeport-McMoRan Inc.	(15,275)	(296,022)	(77,119)	1.6%
Dollar General Corp.	(1,240)	(289,283)	(75,363)	1.6%
IPG Photonics Corp.	(1,354)	(281,300)	(73,284)	1.5%
MSCI Inc.	(708)	(276,766)	(72,103)	1.5%
Autodesk Inc.	(1,020)	(268,418)	(69,928)	1.5%
Take-Two Interactive Software Inc.	(1,538)	(266,256)	(69,364)	1.5%
Twitter Inc.	(5,741)	(265,375)	(69,135)	1.5%
DR Horton Inc.	(3,544)	(264,647)	(68,945)	1.5%
Fastenal Co.	(5,261)	(254,178)	(66,218)	1.4%
Broadcom Inc.	(639)	(249,792)	(65,075)	1.4%
Copart Inc.	(2,019)	(249,046)	(64,881)	1.4%
Lam Research Corp.	(642)	(245,276)	(63,899)	1.3%
Lennar Corp.	(3,106)	(243,811)	(63,517)	1.3%
Texas Instruments Inc.	(1,508)	(243,691)	(63,486)	1.3%
KLA Corp.	(1,085)	(239,099)	(62,290)	1.3%
Expeditors International of Washington Inc.	(2,413)	(238,330)	(62,089)	1.3%
McCormick & Co. Inc./MD	(1,174)	(236,904)	(61,718)	1.3%
Electronic Arts Inc.	(1,764)	(236,268)	(61,552)	1.3%
Incyte Corp.	(2,435)	(235,751)	(61,417)	1.3%
Broadridge Financial Solutions Inc.	(1,517)	(233,362)	(60,795)	1.3%
First Republic Bank/CA	(1,648)	(232,396)	(60,543)	1.3%
CH Robinson Worldwide Inc.	(2,334)	(230,665)	(60,092)	1.3%
AmerisourceBergen Corp.	(2,146)	(230,428)	(60,031)	1.3%
NVR Inc.	(51)	(224,050)	(58,369)	1.2%
JB Hunt Transport Services Inc.	(1,639)	(222,997)	(58,095)	1.2%
Keysight Technologies Inc.	(1,899)	(222,554)	(57,979)	1.2%
Estee Lauder Cos. Inc./The	(901)	(221,102)	(57,601)	1.2%
Analog Devices Inc.	(1,648)	(218,266)	(56,862)	1.2%
O'Reilly Automotive Inc.	(445)	(217,147)	(56,571)	1.2%
PulteGroup Inc.	(4,712)	(214,631)	(55,915)	1.2%
Microchip Technology Inc.	(1,804)	(211,831)	(55,186)	1.2%
T Rowe Price Group Inc.	(1,487)	(210,464)	(54,830)	1.2%
IQVIA Holdings Inc.	(1,219)	(209,858)	(54,672)	1.2%
Arista Networks Inc.	(895)	(209,015)	(54,452)	1.1%
Starbucks Corp.	(2,120)	(206,054)	(53,681)	1.1%
Applied Materials Inc.	(3,105)	(205,558)	(53,552)	1.1%
Fortinet Inc.	(1,648)	(203,308)	(52,965)	1.1%
LKQ Corp.	(5,649)	(201,976)	(52,618)	1.1%
Mastercard Inc.	(613)	(197,687)	(51,501)	1.1%
Illumina Inc.	(602)	(196,987)	(51,319)	1.1%

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS (cont'd)
Nucor Corp.	(3,679)	$(196,385)	$(51,162)	1.1%
Vertex Pharmaceuticals Inc.	(833)	(194,089)	(50,564)	1.1%
Bristol-Myers Squibb Co.	(2,939)	(192,007)	(50,021)	1.1%
Micron Technology Inc.	(3,403)	(191,455)	(49,877)	1.0%
Cardinal Health Inc.	(3,607)	(184,582)	(48,087)	1.0%
Other securities	(45,747)	(3,283,227)	(855,343)	17.7%
		$(18,242,605)	(4,752,529)
Accrued Net Interest Receivable/(Payable)			436
			$(4,752,093)
JPNBRMV3
Newmont Corp.	(780)	$(117,728)	$13,436	1.8%
Fidelity National Information Services Inc.	(295)	(88,434)	10,092	1.3%
Analog Devices Inc.	(307)	(87,480)	9,984	1.3%
Agilent Technologies Inc.	(323)	(79,106)	9,028	1.2%
Roper Technologies Inc.	(82)	(72,943)	8,325	1.1%
Ball Corp	(326)	(69,734)	7,958	1.1%
Synopsys Inc.	(133)	(68,454)	7,812	1.0%
PACCAR Inc.	(333)	(68,359)	7,801	1.0%
IQVIA Holdings Inc.	(175)	(64,729)	7,387	1.0%
Zimmer Biomet Holdings Inc.	(203)	(64,291)	7,337	1.0%
Archer-Daniels-Midland Co.	(550)	(61,150)	6,979	0.9%
Freeport-McMoRan Inc.	(1,450)	(60,393)	6,892	0.9%
Stanley Black & Decker Inc.	(151)	(60,151)	6,865	0.9%
Kroger Co./The	(774)	(59,886)	6,834	0.9%
Corning Inc.	(778)	(59,781)	6,822	0.9%
Willis Towers Watson PLC	(130)	(56,928)	6,497	0.9%
Motorola Solutions Inc.	(141)	(53,585)	6,115	0.8%
Williams Cos. Inc./The	(1,160)	(53,476)	6,103	0.8%
Parker-Hannifin Corp.	(106)	(52,860)	6,033	0.8%
Cummins Inc.	(94)	(49,680)	5,670	0.8%
First Republic Bank/CA	(162)	(49,121)	5,606	0.7%
McCormick & Co. Inc./MD	(113)	(49,085)	5,602	0.7%
Keysight Technologies Inc.	(186)	(46,964)	5,360	0.7%
Best Buy Co. Inc.	(172)	(46,081)	5,259	0.7%
Laboratory Corp. of America Holdings	(94)	(45,286)	5,168	0.7%
Arthur J Gallagher & Co.	(179)	(44,652)	5,096	0.7%
Hologic Inc.	(266)	(44,028)	5,025	0.7%
Ameriprise Financial Inc.	(114)	(44,020)	5,024	0.7%
AMETEK Inc.	(183)	(43,076)	4,916	0.7%
Fifth Third Bancorp	(768)	(42,868)	4,892	0.7%
Dollar Tree Inc.	(196)	(42,567)	4,858	0.6%
Republic Services Inc.	(200)	(42,424)	4,842	0.6%
See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBRMV3 (cont'd)
Kansas City Southern	(100)	$(42,270)	$4,824	0.6%
Yum China Holdings Inc.	(327)	(41,867)	4,778	0.6%
Quest Diagnostics Inc.	(134)	(39,290)	4,484	0.6%
Tyson Foods Inc.	(285)	(39,190)	4,473	0.6%
Dover Corp.	(142)	(37,884)	4,323	0.6%
International Paper Co.	(358)	(37,675)	4,300	0.6%
Qorvo Inc.	(121)	(37,028)	4,226	0.6%
Marvell Technology Group Ltd.	(404)	(36,386)	4,152	0.6%
West Pharmaceutical Services Inc.	(56)	(36,326)	4,146	0.6%
STERIS PLC	(84)	(35,647)	4,068	0.5%
Trane Technologies PLC	(111)	(35,430)	4,043	0.5%
PerkinElmer Inc.	(111)	(34,609)	3,950	0.5%
Nucor Corp.	(302)	(34,601)	3,949	0.5%
Liberty Broadband Corp.	(101)	(34,504)	3,938	0.5%
M&T Bank Corp.	(137)	(34,078)	3,889	0.5%
Nasdaq Inc.	(115)	(33,455)	3,818	0.5%
Regions Financial Corp.	(1,029)	(32,871)	3,751	0.5%
Hartford Financial Services Group Inc./The	(351)	(32,501)	3,709	0.5%
Other securities	(53,308)	(4,014,258)	458,122	61.5%
		$(6,559,190)	748,561
Accrued Net Interest Receivable/(Payable)			783
			$749,344
JPNBRMV3
Newmont Corp.	(7,491)	$(1,131,085)	$51,449	1.8%
Fidelity National Information Services Inc.	(2,838)	(849,640)	38,647	1.3%
Analog Devices Inc.	(2,951)	(840,480)	38,230	1.3%
Agilent Technologies Inc.	(3,098)	(760,022)	34,570	1.2%
Roper Technologies Inc.	(785)	(700,807)	31,877	1.1%
Ball Corp	(3,133)	(669,981)	30,475	1.1%
Synopsys Inc.	(1,280)	(657,684)	29,915	1.0%
PACCAR Inc.	(3,202)	(656,772)	29,874	1.0%
IQVIA Holdings Inc.	(1,681)	(621,888)	28,287	1.0%
Zimmer Biomet Holdings Inc.	(1,946)	(617,681)	28,096	1.0%
Archer-Daniels-Midland Co.	(5,288)	(587,503)	26,723	0.9%
Freeport-McMoRan Inc.	(13,927)	(580,233)	26,393	0.9%
Stanley Black & Decker Inc.	(1,447)	(577,913)	26,287	0.9%
Kroger Co./The	(7,435)	(575,366)	26,171	0.9%
Corning Inc.	(7,477)	(574,355)	26,125	0.9%
Willis Towers Watson PLC	(1,247)	(546,945)	24,878	0.9%
Motorola Solutions Inc.	(1,356)	(514,824)	23,417	0.8%
Williams Cos. Inc./The	(11,143)	(513,779)	23,370	0.8%
Parker-Hannifin Corp.	(1,014)	(507,857)	23,100	0.8%

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBRMV3 (cont'd)
Cummins Inc.	(903)	$(477,304)	$21,711	0.8%
First Republic Bank/CA	(1,557)	(471,940)	21,467	0.7%
McCormick & Co. Inc./MD	(1,087)	(471,594)	21,451	0.7%
Keysight Technologies Inc.	(1,791)	(451,213)	20,524	0.7%
Best Buy Co. Inc.	(1,652)	(442,727)	20,138	0.7%
Laboratory Corp. of America Holdings	(906)	(435,089)	19,790	0.7%
Arthur J Gallagher & Co.	(1,722)	(429,002)	19,514	0.7%
Hologic Inc.	(2,558)	(423,002)	19,241	0.7%
Ameriprise Financial Inc.	(1,094)	(422,923)	19,237	0.7%
AMETEK Inc.	(1,754)	(413,859)	18,825	0.7%
Fifth Third Bancorp	(7,382)	(411,857)	18,734	0.7%
Dollar Tree Inc.	(1,885)	(408,971)	18,602	0.6%
Republic Services Inc.	(1,924)	(407,592)	18,540	0.6%
Kansas City Southern	(960)	(406,111)	18,472	0.6%
Yum China Holdings Inc.	(3,145)	(402,238)	18,296	0.6%
Quest Diagnostics Inc.	(1,286)	(377,481)	17,170	0.6%
Tyson Foods Inc.	(2,738)	(376,524)	17,127	0.6%
Dover Corp.	(1,368)	(363,976)	16,556	0.6%
International Paper Co.	(3,443)	(361,968)	16,464	0.6%
Qorvo Inc.	(1,163)	(355,754)	16,182	0.6%
Marvell Technology Group Ltd.	(3,879)	(349,582)	15,901	0.6%
West Pharmaceutical Services Inc.	(534)	(349,006)	15,875	0.6%
STERIS PLC	(804)	(342,483)	15,578	0.5%
Trane Technologies PLC	(1,067)	(340,397)	15,483	0.5%
PerkinElmer Inc.	(1,068)	(332,512)	15,125	0.5%
Nucor Corp.	(2,897)	(332,432)	15,121	0.5%
Liberty Broadband Corp.	(974)	(331,502)	15,079	0.5%
M&T Bank Corp.	(1,316)	(327,412)	14,893	0.5%
Nasdaq Inc.	(1,106)	(321,420)	14,620	0.5%
Regions Financial Corp.	(9,883)	(315,816)	14,365	0.5%
Hartford Financial Services Group Inc./The	(3,374)	(312,261)	14,204	0.5%
Other securities	(512,164)	(38,567,542)	1,754,286	61.5%
		$(63,018,305)	2,866,455
Accrued Net Interest Receivable/(Payable)			7,681
			2,874,136
Total Return Basket Swaps, at Value			$(12,801,987)

(b)  The Fund receives a specified rate based on a reference rate (e.g. LIBOR) plus or minus a spread, and pays the total return on the reference entity. The cash flows may be denominated in various foreign currencies based on the local currencies of the positions within the swaps.

(c)  Effective rate at October 31, 2020.

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Total return swap contracts ("total return swaps")

At October 31, 2020, the Fund had outstanding over-the-counter total return swaps as follows:

Over-the-counter total return swaps—Short(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPM	MSCI Daily Total Return World Gross Industrial USD Index	USD	(8,181,704)	11/16/2020	0.32%	0.08%	3M USD LIBOR	3M/T	$(378,868)	$5,932	$(372,936)
JPM	Ryanair Holdings PLC	EUR	(3,534,100)	4/15/2021	(0.84)%	(0.30)%	1M EURIBOR	1M/T	(910,471)	(1,415)	(911,886)
CITI	SPDR S&P Retail ETF	USD	(17,942,400)	7/23/2021	(1.25)%	(1.40)%	1M USD LIBOR	1M/T	1,814,400	(11,677)	1,802,723
CITI	Trupanion, Inc.	USD	(9,398,854)	3/10/2021	(0.85)%	(1.00)%	1M USD LIBOR	1M/T	(5,473,423)	(4,276)	(5,477,699)
CITI	Trupanion, Inc.	USD	(2,834,486)	3/10/2021	(0.85)%	(1.00)%	1M USD LIBOR	1M/T	(1,724,990)	(1,232)	(1,726,222)
Total									$(6,673,352)	$(12,668)	$(6,686,020)

(a)  The Fund receives a specified rate based on a reference rate (e.g. LIBOR) plus or minus a spread, and pays the total return on the reference entity.

(b)  Effective rate at October 31, 2020.

For the year ended October 31, 2020, the average notional value for the months where the Fund had total return basket swaps and total return swaps outstanding was $(276,356,333) for short positions.

At October 31, 2020, the Fund had cash collateral of $8,520,000 and $42,320,000 deposited in segregated accounts for Citibank, N.A. and JPMorgan Chase Bank N.A., respectively, to cover collateral requirements on over-the-counter derivatives.

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Purchased option contracts ("options purchased")

At October 31, 2020, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Air Freight & Logistics
FedEx Corp.	805	$20,887,335	$270	1/15/2021	$1,404,725
Banks
Citigroup, Inc.	2,300	9,526,600	55	6/18/2021	290,950
Beverages
Keurig Dr Pepper, Inc.	4,269	11,483,610	31	1/15/2021	117,397
Exchange-Traded Funds
iShares Russell 1000 Value ETF	4,086	47,695,878	133.8	12/18/2020	81,720
iShares Russell 2000 Value ETF	3,100	31,926,900	116	12/18/2020	340,174
SPDR S&P Regional Banking ETF	12,507	51,466,305	43	12/18/2020	2,513,907
					2,935,801
IT Services
WEX, Inc.	474	5,998,470	190	12/18/2020	25,067
Multi-Utilities
CenterPoint Energy, Inc.	17,330	36,618,290	22	1/15/2021	1,819,650
Road & Rail
Uber Technologies, Inc.	3,735	12,478,635	40	1/15/2021	524,767
Specialty Retail
Asbury Automotive Group, Inc.	300	3,089,400	115	12/18/2020	140,250
Williams-Sonoma, Inc.	1,350	12,313,350	97.5	11/20/2020	364,500
					504,750
Textiles, Apparel & Luxury Goods
Lululemon Athletica, Inc.	250	7,982,250	340	12/18/2020	384,375
Total options purchased (cost $11,710,193)					$8,007,482

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Written option contracts ("options written")

At October 31, 2020, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Air Freight & Logistics
FedEx Corp.	805	$(20,887,335)	$330	1/15/2021	$(281,750)
IT Services
Visa, Inc.	292	(5,305,932)	200	12/18/2020	(69,058)
Road & Rail
Uber Technologies, Inc.	3,735	(12,478,635)	50	1/15/2021	(102,713)
Total calls					$(453,521)
Puts
Air Freight & Logistics
FedEx Corp.	805	$(20,887,335)	$230	1/15/2021	$(891,537)
Banks
Citigroup, Inc.	2,300	(9,526,600)	40	6/18/2021	(1,075,250)
Beverages
Keurig Dr Pepper, Inc.	4,269	(11,483,610)	27	1/15/2021	(683,040)
Entertainment
Activision Blizzard, Inc.	896	(6,785,408)	50	11/20/2020	(22,848)
Activision Blizzard, Inc.	1,000	(7,573,000)	62.5	1/15/2021	(103,000)
					(125,848)
Exchange-Traded Funds
iShares Russell 1000 Value ETF	1,630	(19,026,990)	110	12/18/2020	(570,500)
iShares Russell 2000 Value ETF	1,910	(19,671,090)	95	12/18/2020	(609,009)
SPDR S&P Regional Banking ETF	9,958	(40,977,170)	36	12/18/2020	(906,178)
					(2,085,687)
IT Services
WEX, Inc.	474	(5,998,470)	150	12/18/2020	(1,251,876)
Multi-Utilities
CenterPoint Energy, Inc.	17,330	(36,618,290)	15	12/18/2020	(173,300)
Road & Rail
Kansas City Southern	390	(6,869,460)	150	1/15/2021	(126,750)
Uber Technologies, Inc.	3,735	(12,478,635)	30	1/15/2021	(782,483)
					(909,233)
Specialty Retail
Asbury Automotive Group, Inc.	455	(4,685,590)	95	1/15/2021	(311,675)
Textiles, Apparel & Luxury Goods
Lululemon Athletica, Inc.	250	(7,982,250)	300	12/18/2020	(398,125)
Total puts					$(7,905,571)
Total options written (premium received $11,959,083)					$(8,359,092)

For the year ended October 31, 2020, the average market value for the months where the Fund had options purchased and options written outstanding was $6,327,862 and $(10,478,996), respectively. At October 31, 2020, the Fund had securities pledged in the amount of $114,827,824 to cover collateral requirements for options written.

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3(c)	Total
Investments:
Common Stocks
Commercial Services	$—	$—	$21,259,563	$21,259,563
IT Services	144,713,339	—	3,429,998	148,143,337
Oil, Gas & Consumable Fuels	23,040,160	—	1,612,100	24,652,260
Software	261,100,853	83,051,889	4,175,148	348,327,890
Other Common Stocks(a)	2,185,786,362	—	—	2,185,786,362
Total Common Stocks	2,614,640,714	83,051,889	30,476,809	2,728,169,412
Preferred Stocks
Food Products	—	—	6,649,433	6,649,433
Software	—	—	16,700,594	16,700,594
Specialty Retail	—	—	35,900,005	35,900,005
Other Preferred Stocks(a)	12,077,247	—	—	12,077,247
Total Preferred Stocks	12,077,247	—	59,250,032	71,327,279
Loan Assignments
Leisure Goods—Activities—Movies	—	—	23,250,000	23,250,000
Other Loan Assignments(a)	—	15,401,480	—	15,401,480
Total Loan Assignments	—	15,401,480	23,250,000	38,651,480
Corporate Bonds(a)	—	134,432,078	—	134,432,078
Convertible Bonds(a)	—	29,082,310	—	29,082,310
Master Limited Partnerships(a)	42,589,871	—	—	42,589,871
Limited Partnerships Units(a)	—	65,613,270	—	65,613,270
Warrants(a)	5,823,880	1,672,535	—	7,496,415
Options Purchased(b)	7,642,241	365,241	—	8,007,482
Short-Term Investments	—	519,669,376	—	519,669,376
Total Investments	$2,682,773,953	$849,288,179	$112,976,841	$3,645,038,973

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The "Purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

(c)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2019	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2020	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2020
Investments in Securities:
Common Stocks(d)	$26,993	$—	$—	$144	$3,340	$—	$—	$—	$30,477	$144
Preferred Stocks(d)	11,725	—	—	(1,736)	49,261	—	—	—	59,250	(1,736)
Loan Assignments(d)(f)	25,993	41	(245)	(1,806)	—	(733)	—	—	23,250	(1,790)
Total	$64,711	$41	$(245)	$(3,398)	$52,601	$(733)	$—	$—	$112,977	$(3,382)

(d)  The following table presents additional information about valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2020:

Asset class	Fair value at 10/31/2020	Valuation approach	Unobservable input	Amount or range	Weighted average	Impact to valuation from increase in input(e)
Common Stocks	$1,612,100	Market Comparables	Enterprise value/ EBITDA multiple (EV/EBITDA)	12.5x	12.5x	Increase
Common Stocks	28,864,709	Market Comparables	Enterprise value/Revenue multiple (EV/Revenue)	5.3x – 12.7x	6.9x	Increase
Preferred Stocks	22,340,597	Market Comparables	Enterprise value/EBITDA multiple (EV/EBITDA)	5.4x – 12.7x	10.9x	Increase
Preferred Stocks	36,909,435	Market Approach	Transaction Price	$17.10 – $17.29	$17.28	Increase
Loan Assignments	23,250,000	Market Comparables	First Lien Quotation (% of par) Comparability adjustment (%)	$96.00 3.0%	$96.00 3.0%	Increase Decrease

(e)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(f)  Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's short investments as of October 31, 2020:

Liability Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short(a)	$(419,772,116)	$—	$—	$(419,772,116)
Corporate Bonds Sold Short(a)	—	(86,310,121)	—	(86,310,121)
Total Short Positions	$(419,772,116)	$(86,310,121)	$—	$(506,082,237)

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2020:

Other Financial Instruments

	Level 1	Level 2	Level 3(b)	Total
Futures(a)
Assets	$22,142,350	$—	$—	$22,142,350
Liabilities	(15,227)	—	—	(15,227)
Swaps
Assets	—	7,430,549	—	7,430,549
Liabilities	—	(26,918,556)	—	(26,918,556)
Options Written
Liabilities	(6,498,207)	(1,860,885)	—	(8,359,092)
Total	$15,628,916	$(21,348,892)	$—	$(5,719,976)

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2019	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2020	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2020
Other Financial Instruments:
Options Written(c)	$(45)	$—	$228	$(207)	$24	$—	$—	$—	$—	$—
Total	$(45)	$—	$228	$(207)	$24	$—	$—	$—	$—	$—

(c)  At the beginning of the year, these investments were valued in accordance with the procedures approved by the Board of Trustees. The Fund held no Level 3 investments at October 31, 2020.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund^ October 31, 2020

PRINCIPAL AMOUNT		VALUE
U.S. Treasury Obligations 84.8%
	U.S. Treasury Notes
$45,500,000	1.88%, due 12/15/2020	$45,592,138	(a)
78,000,000	2.38%, due 3/15/2021-3/15/2022	79,492,031
79,300,000	2.63%, due 6/15/2021-12/15/2021	81,004,023	(a)
38,500,000	2.75%, due 9/15/2021	39,367,754
34,600,000	1.75%, due 6/15/2022	35,494,735
10,700,000	1.50%, due 9/15/2022	10,968,754
	Total U.S. Treasury Obligations (Cost $288,904,537)	291,919,435
NUMBER OF SHARES
Short-Term Investments 19.4%
Investment Companies 19.4%
67,013,992	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(b) (Cost $67,013,992)	67,013,992	(c)
	Total Investments 104.2% (Cost $355,918,529)	358,933,427
	Liabilities Less Other Assets (4.2)%	(14,534,562	)(d)
	Net Assets 100.0%	$344,398,865

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  Represents 7-day effective yield as of October 31, 2020.

(c)  All or a portion of this security is segregated in connection with obligations for options written with a total value of $67,013,992.

(d)  Includes the impact of the Fund's open positions in derivatives at October 31, 2020.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund^ (cont'd)

Derivative Instruments

Written option contracts ("options written")

At October 31, 2020, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
Russell 2000 Index	9	$(1,384,631)	$1,535	11/6/2020	$(33,570)
Russell 2000 Index	53	(8,153,939)	1,605	11/6/2020	(403,595)
Russell 2000 Index	12	(1,846,175)	1,620	11/6/2020	(104,760)
Russell 2000 Index	1	(153,848)	1,620	11/13/2020	(9,605)
Russell 2000 Index	12	(1,846,175)	1,625	11/13/2020	(119,580)
Russell 2000 Index	16	(2,461,566)	1,635	11/13/2020	(171,040)
Russell 2000 Index	28	(4,307,741)	1,640	11/13/2020	(309,960)
Russell 2000 Index	16	(2,461,566)	1,645	11/13/2020	(183,280)
Russell 2000 Index	8	(1,230,783)	1,550	11/20/2020	(50,320)
Russell 2000 Index	67	(10,307,809)	1,630	11/20/2020	(727,285)
Russell 2000 Index	8	(1,230,783)	1,640	11/20/2020	(92,520)
Russell 2000 Index	26	(4,000,045)	1,535	11/27/2020	(163,150)
Russell 2000 Index	60	(9,230,874)	1,555	11/27/2020	(429,000)
Russell 2000 Index	2	(307,696)	1,590	11/27/2020	(17,890)
Russell 2000 Index	21	(3,230,806)	1,535	12/4/2020	(145,845)
S&P 500 Index	46	(15,041,816)	3,245	11/6/2020	(287,040)
S&P 500 Index	19	(6,212,924)	3,360	11/6/2020	(219,735)
S&P 500 Index	6	(1,961,976)	3,395	11/6/2020	(82,710)
S&P 500 Index	38	(12,425,848)	3,420	11/6/2020	(591,090)
S&P 500 Index	41	(13,406,836)	3,435	11/6/2020	(684,495)
S&P 500 Index	45	(14,714,820)	3,470	11/6/2020	(877,500)
S&P 500 Index	27	(8,828,892)	3,245	11/13/2020	(228,555)
S&P 500 Index	26	(8,501,896)	3,470	11/13/2020	(539,370)
S&P 500 Index	10	(3,269,960)	3,480	11/13/2020	(215,350)
S&P 500 Index	81	(26,486,676)	3,495	11/13/2020	(1,844,370)
S&P 500 Index	23	(7,520,908)	3,505	11/13/2020	(543,375)
S&P 500 Index	26	(8,501,896)	3,530	11/13/2020	(668,980)
S&P 500 Index	36	(11,771,856)	3,295	11/20/2020	(425,700)
S&P 500 Index	23	(7,520,908)	3,435	11/20/2020	(442,175)
S&P 500 Index	147	(48,068,412)	3,445	11/20/2020	(2,934,120)
S&P 500 Index	15	(4,904,940)	3,495	11/20/2020	(355,275)
S&P 500 Index	146	(47,741,416)	3,245	11/27/2020	(1,597,970)
S&P 500 Index	85	(27,794,660)	3,295	11/27/2020	(1,094,375)
S&P 500 Index	5	(1,634,980)	3,380	11/27/2020	(84,325)
S&P 500 Index	56	(18,311,776)	3,245	12/4/2020	(686,840)
Total options written (premium received $11,198,327)					$(17,364,750)

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund^ (cont'd)

For the year ended October 31, 2020, the Fund had an average market value for the months where the Fund had options written was $(6,292,857). At October 31, 2020, the Fund had securities pledged in the amount of $120,707,123 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$291,919,435	$—	$291,919,435
Short-Term Investments	—	67,013,992	—	67,013,992
Total Investments	$—	$358,933,427	$—	$358,933,427

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2020:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(17,364,750)	$—	$—	$(17,364,750)
Total	$(17,364,750)	$—	$—	$(17,364,750)

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Statements of Assets and Liabilities

Neuberger Berman Alternative Funds

	COMMODITY STRATEGY FUND**	GLOBAL ALLOCATION FUND	LONG SHORT FUND	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	October 31, 2020	October 31, 2020	October 31, 2020	October 31, 2020
Assets
Investments in securities, at value*† (Notes A & F)— see Schedule of Investments:
Unaffiliated issuers(a)	$98,135,968	$7,632,893	$3,645,038,973	$358,933,427
Affiliated issuers(b)	—	2,176,383	—	—
	98,135,968	9,809,276	3,645,038,973	358,933,427
Cash	—	9,490	—	67,417
Foreign currency(c)	—	9,206	61	—
Cash collateral segregated for short sales (Note A)	—	—	622,375,560	—
Cash collateral segregated for futures contracts (Note A)	7,124,815	—	28,550,904	—
Cash collateral segregated for over-the-counter derivatives (Note A)	—	—	50,840,000	—
Dividends and interest receivable	70,288	35,409	4,945,489	1,743,993
Receivable for securities sold	—	5,176	20,426,590	5,207,142
Receivable for accumulated variation margin on futures contracts (Note A)	2,610,139	—	22,127,123	—
Receivable from Management—net (Note B)	50,914	18,957	—	—
Receivable for Fund shares sold	18,081	100,000	7,293,814	328,296
Receivable for securities lending income (Note A)	—	—	45,918	—
Receivable for forward foreign currency contracts (Note A)	—	213,541	—	—
Over-the-counter swap contracts, at value (Note A)	—	—	7,430,549	—
Prepaid expenses and other assets	32,801	22,303	96,511	45,986
Total Assets	108,043,006	10,223,358	4,409,171,492	366,326,261
Liabilities
Investments sold short, at value(d) (Note A)	—	—	506,082,237	—
Over-the-counter swap contracts, at value (Note A)	—	—	26,918,556	—
Dividends and interest payable for short sales	—	—	2,822,749	—
Payable to investment manager—net (Notes A & B)	46,519	3,369	3,554,709	118,804
Option contracts written, at value(e) (Note A)	—	71,483	8,359,092	17,364,750
Due to custodian	—	—	1,351,478	—
Payable for securities purchased	—	6,797	45,430,302	4,071,586
Payable for Fund shares redeemed	31,277	—	2,226,585	231,591
Payable for forward foreign currency contracts (Note A)	—	212,200	—	—
Payable to administrator—net (Note B)	—	—	566,544	18,853
Payable to trustees	20,942	20,942	20,942	20,942
Payable for audit fees	72,246	57,645	50,890	47,700
Payable for custodian fees	25,647	41,767	137,735	25,988
Payable for shareholder reports	14,422	1,004	87,170	8,739
Payable to broker	—	2	36,976	—
Payable for loaned securities collateral (Note A)	—	—	29,001,202	—
Other accrued expenses and payables	21,856	12,339	44,473	18,443
Total Liabilities	232,909	427,548	626,691,640	21,927,396
Net Assets	$107,810,097	$9,795,810	$3,782,479,852	$344,398,865

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	COMMODITY STRATEGY FUND**	GLOBAL ALLOCATION FUND	LONG SHORT FUND	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	October 31, 2020	October 31, 2020	October 31, 2020	October 31, 2020
Net Assets consist of:
Paid-in capital	$112,975,315	$9,276,762	$3,091,554,864	$342,265,243
Total distributable earnings/(losses)	(5,165,218)	519,048	690,924,988	2,133,622
Net Assets	$107,810,097	$9,795,810	$3,782,479,852	$344,398,865
Net Assets
Institutional Class	$89,407,556	$7,115,846	$3,631,585,140	$235,646,703
Class A	18,395,633	1,162,587	95,624,470	4,375,826
Class C	6,908	1,490,322	55,270,242	827,762
Class R6	—	27,055	—	103,548,574
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	17,594,566	623,108	226,944,566	21,568,969
Class A	3,688,342	102,634	6,021,660	400,983
Class C	1,445	135,843	3,537,961	76,794
Class R6	—	2,367	—	9,471,714
Net Asset Value, offering and redemption price per share
Institutional Class	$5.08	$11.42	$16.00	$10.93
Class R6	—	11.43	—	10.93
Net Asset Value and redemption price per share
Class A	$4.99	$11.33	$15.88	$10.91
Offering Price per share
Class A‡	$5.29	$12.02	$16.85	$11.58
Net Asset Value and offering price per share
Class C^	$4.78	$10.97	$15.62	$10.78
†Securities on loan, at value:
Unaffiliated issuers	$—	$—	$27,335,003	$—
*Cost of Investments:
(a) Unaffiliated issuers	$97,919,223	$7,225,509	$2,977,968,688	$355,918,529
(b) Affiliated issuers	—	1,991,929	—	—
Total cost of investments	$97,919,223	$9,217,438	$2,977,968,688	$355,918,529
(c) Total cost of foreign currency	$—	$9,290	$62	$—
(d) Proceeds from investments sold short	$—	$—	$484,031,602	$—
(e) Premium received from option contracts written	$—	$59,262	$11,959,083	$11,198,327

**  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations

Neuberger Berman Alternative Funds

	COMMODITY STRATEGY FUND(a)	GLOBAL ALLOCATION FUND	LONG SHORT FUND	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2020
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$—	$120,227	$33,553,532	$—
Dividend income—affiliated issuers (Note F)	—	133,168	—	—
Interest and other income—unaffiliated issuers	2,029,625	98,308	17,309,684	5,601,026
Income from securities loaned—net	—	—	310,944	—
Foreign taxes withheld	—	(4,434)	(379,806)	—
Total income	$2,029,625	$347,269	$50,794,354	$5,601,026
Expenses:
Investment management fees (Notes A & B)	690,827	73,703	32,695,238	1,282,055
Administration fees (Note B):
Institutional Class	177,498	15,248	4,222,889	356,504
Class A	50,895	4,019	194,521	53,612
Class C	51	4,323	151,630	2,434
Class R6	—	14	—	12,838
Distribution fees (Note B):
Class A	48,938	3,864	187,039	51,550
Class C	195	16,629	583,192	9,360
Shareholder servicing agent fees:
Institutional Class	6,648	401	18,227	1,057
Class A	4,088	723	2,867	813
Class C	46	170	1,024	350
Class R6	—	—	—	156
Audit fees	72,251	58,149	51,390	48,199
Subsidiary Administration Fees	49,999	—	—	—
Custodian and accounting fees	100,230	176,971	541,346	101,381
Insurance	4,340	457	90,030	10,790
Legal fees	69,551	60,735	60,520	60,564
Registration and filing fees	56,398	64,915	147,794	86,318
Shareholder reports	28,562	2,546	175,288	19,661
Trustees' fees and expenses	56,566	56,469	57,989	56,651
Dividend and interest expense on securities sold short (Note A)	—	—	14,616,058	—
Interest	1,913	761	46,463	—
Miscellaneous	14,109	2,207	128,393	23,158
Total expenses	1,433,105	542,304	53,971,898	2,177,451
Expenses reimbursed by Management (Note B)	(343,815)	(416,453)	—	(252,084)
Investment management fees waived (Note A)	—	(27,985)	—	—
Total net expenses	1,089,290	97,866	53,971,898	1,925,367
Net investment income/(loss)	$940,335	$249,403	$(3,177,544)	$3,675,659
See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	COMMODITY STRATEGY FUND(a)	GLOBAL ALLOCATION FUND	LONG SHORT FUND	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2020
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(2,571,836)	386,848	185,508,445	409,895
Transactions in investment securities of affiliated issuers	—	(154,346)	—	—
Closed short positions of unaffiliated issuers	—	—	(11,003,659)	—
Realized gain distributions from affiliated issuers	—	52,798	—	—
Settlement of forward foreign currency contracts	—	(47,777)	—	—
Settlement of foreign currency transactions	—	11,690	84,018	—
Expiration or closing of futures contracts	(26,082,081)	(260,870)	(98,623,360)	—
Expiration or closing of option contracts written	—	(176,050)	(3,864,081)	6,635,468
Expiration or closing of swap contracts	—	(46,031)	(2,365,631)	—
Change in net unrealized appreciation/ (depreciation) in value of:
Investment securities of unaffiliated issuers	(54,058)	(108,459)	238,853,878	653,483
Investment securities of affiliated issuers	—	(217,517)	—	—
Short positions of unaffiliated issuers	—	—	(10,087,945)	—
Forward foreign currency contracts	—	16,128	—	—
Foreign currency translations	—	(514)	15	—
Futures contracts	1,115,909	55,107	25,790,873	—
Option contracts written	—	(17,109)	2,698,736	(7,922,863)
Swap contracts	—	(11,740)	(9,493,961)	—
Net gain/(loss) on investments	(27,592,066)	(517,842)	317,497,328	(224,017)
Net increase/(decrease) in net assets resulting from operations	$(26,651,731)	$(268,439)	$314,319,784	$3,451,642

(a)  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Alternative Funds

	COMMODITY STRATEGY FUND(a)		GLOBAL ALLOCATION FUND		LONG SHORT FUND		U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$940,335	$2,864,292	$249,403	$321,077	$(3,177,544)	$6,180,109	$3,675,659	$4,428,339
Net realized gain/(loss) on investments	(28,653,917)	(12,632,168)	(233,738)	252,145	69,735,732	133,839,693	7,045,363	10,826,400
Change in net unrealized appreciation/(depreciation) of investments	1,061,851	8,657,436	(284,104)	889,383	247,761,596	12,127,460	(7,269,380)	6,174,907
Net increase/(decrease) in net assets resulting from operations	(26,651,731)	(1,110,440)	(268,439)	1,462,605	314,319,784	152,147,262	3,451,642	21,429,646
Distributions to Shareholders From (Note A):
Distributable earnings:
Institutional Class	(2,329,766)	(2,315,966)	(384,527)	(622,161)	(50,110,558)	(137,308,011)	(12,320,449)	(4,309,346)
Class A	(263,335)	(1,051,732)	(57,847)	(118,777)	(1,533,863)	(5,412,807)	(1,442,808)	(377,606)
Class C	(146)	(369)	(39,764)	(82,429)	(1,454,171)	(3,934,083)	(43,315)	(8,562)
Class R6	—	—	(905)	—	—	—	(1,106,669)	(352,774)
Tax return of capital:
Institutional Class	—	—	—	—	—	—	(42,230)	—
Class A	—	—	—	—	—	—	(3,859)	—
Class C	—	—	—	—	—	—	(170)	—
Class R6	—	—	—	—	—	—	(4,545)	—
Total distributions to shareholders	(2,593,247)	(3,368,067)	(483,043)	(823,367)	(53,098,592)	(146,654,901)	(14,964,045)	(5,048,288)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	46,842,515	81,905,592	1,688,738	3,672,565	2,061,566,804	797,399,942	116,196,391	111,856,664
Class A	8,442,516	10,826,329	129,693	211,638	45,823,700	20,194,169	5,573,809	18,565,256
Class C	8,250	—	168,588	70,000	10,375,945	3,579,976	24,007	49,616
Class R6	—	—	—	25,000	—	—	90,724,672	16,645,304
Proceeds from reinvestment of dividends and distributions:
Institutional Class	2,310,028	2,315,966	384,526	622,161	22,757,997	51,690,090	12,041,897	4,185,568
Class A	261,469	1,002,721	57,633	118,598	1,145,352	4,816,038	1,238,184	95,484
Class C	146	331	39,396	81,864	1,099,889	2,924,899	37,688	7,035
Class R6	—	—	—	—	—	—	1,110,766	352,218
Payments for shares redeemed:
Institutional Class	(79,271,860)	(37,338,314)	(6,406,024)	(6,569,718)	(800,873,692)	(1,607,763,702)	(120,881,693)	(110,087,368)
Class A	(9,336,309)	(34,588,579)	(962,184)	(1,165,462)	(21,766,038)	(63,800,290)	(30,789,788)	(8,039,866)
Class C	(19,204)	(7,065)	(506,303)	(720,103)	(21,873,447)	(22,250,845)	(231,221)	(251,233)
Class R6	—	—	—	—	—	—	(5,355,572)	(18,628,690)
Net increase/(decrease) from Fund share transactions	(30,762,449)	24,116,981	(5,405,937)	(3,653,457)	1,298,256,510	(813,209,723)	69,689,140	14,749,988
Net Increase/(Decrease) in Net Assets	(60,007,427)	19,638,474	(6,157,419)	(3,014,219)	1,559,477,702	(807,717,362)	58,176,737	31,131,346
Net Assets:
Beginning of year	167,817,524	148,179,050	15,953,229	18,967,448	2,223,002,150	3,030,719,512	286,222,128	255,090,782
End of year	$107,810,097	$167,817,524	$9,795,810	$15,953,229	$3,782,479,852	$2,223,002,150	$344,398,865	$286,222,128

(a)  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

See Notes to Financial Statements

Notes to Financial Statements Alternative and Multi-Asset Class Fundsß

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Each of Neuberger Berman Commodity Strategy Fund ("Commodity Strategy"), Neuberger Berman Global Allocation Fund ("Global Allocation"), Neuberger Berman Long Short Fund ("Long Short"), and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund ("U.S. Equity Index PutWrite Strategy") (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified Fund (Commodity Strategy, Global Allocation and Long Short became diversified in August 2015, December 2013 and December 2014, respectively). U.S. Equity Index PutWrite Strategy is diversified. Each Fund offers Institutional Class shares, Class A shares and Class C shares. Global Allocation and U.S. Equity Index PutWrite Strategy also offer Class R6 shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of the Trust.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Commodity Strategy invests in commodity-related instruments through Neuberger Berman Cayman Commodity Fund I Ltd. (the "CS Subsidiary"), which is organized under the laws of the Cayman Islands. Subscription agreements were entered into between the Fund and the CS Subsidiary with the intent that Commodity Strategy will remain the sole shareholder of the CS Subsidiary. The CS Subsidiary is governed by its own Board of Directors.

As of October 31, 2020, the value of Commodity Strategy's investment in the CS Subsidiary was as follows:

Investment in CS Subsidiary	Percentage of Net Assets
$19,092,213	17.7%

2  Consolidation: The accompanying financial statements of Commodity Strategy present the consolidated accounts of Commodity Strategy and the CS Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ß  Consolidated Notes to Financial Statements for Commodity Strategy

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments (long and short positions) in equity securities, exchange-traded funds ("ETFs"), preferred stocks and units, master limited partnerships and exchange-traded options purchased and written, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments for long and short positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid or offer quotations, respectively, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and Other Market Information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Emerging Markets Debt and Foreign Government Securities. Inputs used to value emerging markets debt and foreign government securities generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts ("forward FX contracts") is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of total return swaps and total return basket swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Pricing & Reference Data LLC ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a

Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

4  Foreign currency translations: The accounting records of the Funds and the CS Subsidiary are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

5  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as a class member. The amounts of such proceeds for the year ended October 31, 2020, were $4,928 and $94,443 for Global Allocation and Long Short, respectively.

6  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2020, the Funds did not have any unrecognized tax positions.

The CS Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, Commodity Strategy will include in its taxable income its share of the CS Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the CS Subsidiary will be disregarded for purposes of computing Commodity Strategy's taxable income in the current period and also disregarded for all future periods.

For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at October 31, 2020 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Commodity Strategy	$103,935,551	$6,506,546	$9,810,747	$(3,304,201)
Global Allocation	9,301,602	912,615	411,188	501,427
Long Short	3,011,789,466	854,706,364	239,907,501	614,798,863
U.S. Equity Index PutWrite Strategy	355,918,529	3,014,898	—	3,014,898

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended October 31, 2020, the Funds recorded permanent reclassifications primarily related to one or more of the following: wholly owned subsidiary income and gain (loss), prior year true up adjustments, net operating losses written off, and deemed distribution on shareholder redemptions. For the year ended October 31, 2020, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Total Distributable Earnings/(Loss)
Commodity Strategy	$(26,152,116)	$26,152,116

Global Allocation	1,428	(1,428)
Long Short	14,773,237	(14,773,237)
U.S. Equity Index PutWrite Strategy	1	(1)

The tax character of distributions paid during the years ended October 31, 2020, and October 31, 2019, was as follows:

	Distributions Paid From:
	Taxable Income		Long-Term Capital Gain		Return of Capital		Total
	2020	2019	2020	2019	2020	2019	2020	2019
Commodity Strategy	$2,593,247	$3,368,067	$—	$—	$—	$—	$2,593,247	$3,368,067
Global Allocation	290,984	401,220	192,059	422,147	—	—	$483,043	$823,367
Long Short	—	—	53,098,592	146,654,901	—	—	$53,098,592	$146,654,901
U.S. Equity Index PutWrite Strategy	9,063,074	5,048,288	5,850,166	—	50,804	—	$14,964,044	$5,048,288

As of October 31, 2020, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Commodity Strategy	$641,048	$—	$—	$(3,189,444)	$(2,616,464)	$(358)	$(5,165,218)
Global Allocation	166,231	—	—	501,480	(145,562)	(3,101)	519,048
Long Short	—	—	87,678,454	614,798,862	(6,248,625)	(5,303,703)	690,924,988
U.S. Equity Index PutWrite Strategy	—	—	—	3,014,898	(877,500)	(3,776)	2,133,622

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, straddles and unsettled short sales, mark-to-market adjustments on swaps, futures, forward FX contracts, options and passive foreign investment companies ("PFIC"), amortization of organizational expenses, amortization of bond premium, gain on constructive sale, wholly owned subsidiary inclusions, tax adjustments related to real estate investment trusts ("REITs"), PFIC, short sales, partnerships, swap contracts and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2020, the below Fund(s) had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, as follows:

	Capital Loss Carryforwards
	Long-Term	Short-Term
Commodity Strategy	$144,503	$2,471,961
Global Allocation	—	144,925
Long Short	—	—
U.S. Equity Index PutWrite Strategy	362,540	514,960

Under The Regulated Investment Company Modernization Act of 2010, the Funds may defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31. For the year ended October 31, 2020, Long Short elected to defer as late-year ordinary losses of $6,248,625.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2020, there were no outstanding balances of accrued capital gains taxes for any Fund.

8  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income, if any, are recorded on the ex-date and generally distributed once a year (usually in December) for Commodity Strategy, Global Allocation, Long Short and quarterly for U.S. Equity Index PutWrite Strategy. Distributions from net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

For Funds that invest in REITs, these Funds pass through to their shareholders substantially all REIT distributions and other income they receive, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. At October 31, 2020, these Funds estimated these amounts for the period January 1, 2020 to October 31, 2020 within the financial statements because the 2020 information is not available from the REITs until after each Fund's fiscal year-end. All estimates are based upon REIT information sources available to these Funds together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2020, the character of distributions, if any, paid to shareholders of these Funds disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  When-issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund's NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Each Fund may also enter into a TBA agreement and "roll over" such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by a Fund.

12  Securities sold short: Each Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Funds and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Statements of Assets and Liabilities. The Funds are required to segregate an amount of cash or liquid securities in an amount at least equal to the current market value of the securities sold short (less any additional collateral pledged to the lender). The Funds are contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Funds may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Funds and are excluded from the contractual expense limitation. A net negative expense, if any, represents a gain to the Fund as the total cash rebates received exceeded the other costs related to short sales. The net amount of fees incurred during the year ended October 31, 2020, are included in the "Dividend and interest expense on securities sold short" on the Statements of Operations and are as follows:

Long Short	$(472,391)

At October 31, 2020, Long Short had cash pledged in the amount of $622,375,560 to State Street Bank and Trust Company ("State Street") to cover collateral requirements for borrowing in connection with securities sold short.

13  Securities lending: Each Fund, using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and a Fund until the close of the transaction. A Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of October 31, 2020, the Fund listed below had outstanding loans of securities to certain approved brokers each with a value as follows:

Value of Securities Loaned
Long Short	$27,335,003

As of October 31, 2020, the Fund listed below had outstanding loans of securities to certain approved brokers for which it received collateral as follows:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Common Stocks
Long Short	$29,001,202	$—	$—	$—	$29,001,202

(a)  Amounts represent the payable for loaned securities collateral received.

14  Derivative instruments: Certain Funds' use of derivatives during the year ended October 31, 2020, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at October 31, 2020. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

In October 2020, the Securities and Exchange Commission ("SEC") adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. There is a transition period for compliance for the new rule and it is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a Fund will use derivatives, may adversely affect a Fund's performance and may increase costs related to a Fund's use of derivatives.

Futures contracts: During the year ended October 31,2020, Commodity Strategy used commodity futures contracts (through investments in the CS Subsidiary) to provide investment exposure to individual commodities, as well as to manage and/or adjust the risk profile of the Fund. During the year ended October 31, 2020, Global Allocation used futures in an effort to enhance total return and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions. In addition, Global Allocation also utilized futures to provide investment exposure to certain indices and markets other than the benchmark indices. During the year ended October 31, 2020, Long Short used futures on broader market indices and U.S. Treasuries in an effort either to enhance returns or to manage or adjust the risk profile and the investment exposure of the Fund.

At the time a Fund or CS Subsidiary enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund or CS Subsidiary as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed or expire, a Fund or CS Subsidiary recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund or CS Subsidiary because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund or CS Subsidiary is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund or CS Subsidiary may cause the Fund or CS Subsidiary to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund or CS Subsidiary. Also, a Fund's or CS Subsidiary's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's or CS Subsidiary's taxable income.

Forward foreign currency contracts: During the year ended October 31, 2020, Global Allocation used forward FX contracts to obtain or reduce exposure to certain markets, establish net short or long positions for currencies and alter the Fund's exposure to markets and currencies.

A forward FX contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward FX contract fluctuates with changes in forward currency exchange rates. Forward FX contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward FX contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward FX contract or enter into a closing transaction involving the purchase or sale of an offsetting forward FX contract. Closing transactions with respect to forward FX contracts are usually performed with the counterparty to the original forward FX contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) on settlement of forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Total return basket swap contracts: During the year ended October 31, 2020, Global Allocation used total return basket swaps to enhance total return and obtain or reduce exposure to certain markets. During the year ended October 31, 2020, Long Short used total return basket swaps to increase returns, reduce risks and for hedging purposes. A Fund may enter into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. The Funds have the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation/(depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as "financing costs". Positions within the swap are reset periodically, and financing costs are reset monthly.

During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Funds and the swap counterparty. For over-the-counter ("OTC") total return basket swaps, cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Funds and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation/(depreciation) on swap contracts in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gains (losses) on closing of swap contracts in the Statements of Operations.

Total return swap contracts: During the year ended October 31, 2020, Global Allocation used total return swaps to enhance total return and obtain or reduce exposure to certain markets. During the year ended October 31, 2020, Long Short used total return swaps to increase returns, reduce risks and for hedging purposes. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or (depreciation) in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations. For OTC total return swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty.

Options: During the year ended October 31, 2020, Global Allocation used options written to enhance total return, manage or adjust the risk profile of the Fund or the risk of individual positions, replace more traditional direct investments and obtain exposure to certain markets. During the year ended October 31, 2020, Global Allocation used options purchased to enhance total return, manage or adjust the risk profile of the Fund, and replace more traditional direct investments. During the year ended October 31, 2020, Long Short used options written to enhance total returns. During the year ended October 31, 2020, Long Short used options purchased either for hedging purposes or to enhance total returns. During the year ended October 31, 2020, U.S. Equity Index PutWrite Strategy used options written primarily to gain exposure to securities, markets, sectors or geographical areas and also to enhance total return and gain exposure more efficiently than through a direct purchase of the underlying security.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When a fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised, a Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

At October 31, 2020, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Commodity Strategy
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$—	$—	$—	$6,393,115	$6,393,115
Total Value—Assets		$—	$—	$—	$6,393,115	$6,393,115

Global Allocation

Forward FX contracts	Receivable for forward foreign currency contracts	$—	$213,541	$—	$—	$213,541
Options purchased	Investments in securities, at value	—	—	19,612	—	19,612
Total Value—Assets		$—	$213,541	$19,612	$—	$233,153

Long Short

Futures	Receivable/Payable for accumulated variation margin on futures contracts	$442,969	$—	$21,699,381	$—	$22,142,350
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	—	—	7,430,549	—	7,430,549
Options purchased	Investments in securities, at value	—	—	8,007,482	—	8,007,482
Total Value—Assets		$442,969	$—	$37,137,412	$—	$37,580,381

Liability Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Commodity Strategy
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$—	$—	$—	$(3,782,976)	$(3,782,976)
Total Value—Liabilities		$—	$—	$—	$(3,782,976)	$(3,782,976)

Global Allocation

Forward FX contracts	Payable for forward foreign currency contracts	$—	$(212,200)	$—	$—	$(212,200)
Options written	Option contracts written, at value	—	—	$(71,483)	—	(71,483)
Total Value—Liabilities		$—	$(212,200)	$(71,483)	$—	$(283,683)

Long Short

Futures	Receivable/Payable for accumulated variation margin on futures contracts	$—	$—	$(15,227)	$—	$(15,227)
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	—	—	(26,918,556)	—	(26,918,556)
Options written	Option contracts written, at value	—	—	(8,359,092)	—	(8,359,092)
Total Value—Liabilities		$—	$—	$(35,292,875)	$—	$(35,292,875)

U.S. Equity Index PutWrite Strategy

Options written	Option contracts written, at value	$—	$—	$(17,364,750)	$—	$(17,364,750)
Total Value—Liabilities		$—	$—	$(17,364,750)	$—	$(17,364,750)

(a)  "Over-the-counter swaps" reflect the cumulative unrealized appreciation/(depreciation) of the over-the-counter swap contracts plus accrued interest as of October 31, 2020.

The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2020, was as follows:

Realized Gain/(Loss)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Commodity Strategy
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$—	$—	$—	$(26,082,081)	$(26,082,081)
Total Realized Gain/(Loss)		$—	$—	$—	$(26,082,081)	$(26,082,081)

Global Allocation

Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$(159,041)	$—	$(101,829)	$—	$(260,870)
Forward FX contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	—	(47,777)	—	—	(47,777)
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	—	—	(46,031)	—	(46,031)
Options purchased	Net realized gain/(loss) on: Transactions in investment securities of unaffiliated issuers	—	—	40,332	—	40,332
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	—	—	(176,050)	—	(176,050)
Total Realized Gain/(Loss)		$(159,041)	$(47,777)	$(283,578)	$—	$(490,396)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Long Short
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$(1,601,143)	$—	$(97,022,217)	$—	$(98,623,360)
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	—	—	(2,365,631)	—	(2,365,631)
Options purchased	Net realized gain/(loss) on: Transactions in investment securities of unaffiliated issuers	—	—	6,090,150	—	6,090,150
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	—	—	(3,864,081)	—	(3,864,081)
Total Realized Gain/(Loss)		$(1,601,143)	$—	$(97,161,779)	$—	$(98,762,922)

U.S. Equity Index PutWrite Strategy

Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	$—	$—	$6,635,468	$—	$6,635,468
Total Realized Gain/(Loss)		$—	$—	$6,635,468	$—	$6,635,468

Change in Appreciation/(Depreciation)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Commodity Strategy
Futures	Change in net unrealized appreciation/ (depreciation) in value of: Futures contracts	$—	$—	$—	$1,115,909	$1,115,909
Total Change in Appreciation/ (Depreciation)		$—	$—	$—	$1,115,909	$1,115,909

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Global Allocation
Futures	Change in net unrealized appreciation/ (depreciation) in value of: Futures contracts	$30,904	$—	$24,203	$—	$55,107
Forward FX contracts	Change in net unrealized appreciation/ (depreciation) in value of: Forward foreign currency contracts	—	16,128	—	—	16,128
Swaps	Change in net unrealized appreciation/ (depreciation) in value of: Swap contracts	—	—	(11,740)	—	(11,740)
Options purchased	Change in net unrealized appreciation/ (depreciation) in value of: Investment securities of unaffiliated issuers	—	—	7,198	—	7,198
Options written	Change in net unrealized appreciation/ (depreciation) in value of: Option contracts written	—	—	(17,109)	—	(17,109)
Total Change in Appreciation/ (Depreciation)		$30,904	$16,128	$2,552	$—	$49,584

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Long Short
Futures	Change in net unrealized appreciation/ (depreciation) in value of: Futures contracts	$317,579	$—	$25,473,294	$—	$25,790,873
Swaps	Change in net unrealized appreciation/ (depreciation) in value of: Swap contracts	—	—	(9,493,961)	—	(9,493,961)
Options purchased	Change in net unrealized appreciation/ (depreciation) in value of: Investment securities of unaffiliated issuers	—	—	(4,212,999)	—	(4,212,999)
Options written	Change in net unrealized appreciation/ (depreciation) in value of: Option contracts written	—	—	2,698,736	—	2,698,736
Total Change in Appreciation/ (Depreciation)		$317,579	$—	$14,465,070	$—	$14,782,649
U.S. Equity Index PutWrite Strategy
Options written	Change in net unrealized appreciation/ (depreciation) in value of: Option contracts written	$—	$—	$(7,922,863)	$—	$(7,922,863)
Total Change in Appreciation/ (Depreciation)		$—	$—	$(7,922,863)	$—	$(7,922,863)

While the Funds may receive redeemable preference shares, rights and warrants in connection with their investments in securities, these preference shares, rights and warrants are not considered "derivative instruments" under ASC 815.

The Funds are required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting, or similar agreement. Global Allocation and Long Short held one or more of these investments at October 31, 2020. The Funds' OTC derivative assets and liabilities at fair value by type and securities lending assets are reported gross in the Statements of Assets and Liabilities. The following tables present derivative and securities lending assets and liabilities by counterparty, net of amounts available for offset under a master netting, or similar agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of October 31, 2020.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Global Allocation
Forward FX contracts	$213,541	$—	$213,541
Total	$213,541	$—	$213,541
Long Short
Over-the-counter swap contracts	$7,430,549	$—	$7,430,549
Securities lending	27,335,003	—	27,335,003
Total	$34,765,552	$—	$34,765,552

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Global Allocation
CITI	$26,865	$(26,865)	$—	$—
GSI	23,895	(23,895)	—	—
JPM	39,091	(25,016)	—	14,075
RBC	30,736	(24,805)	—	5,931
SCB	37,697	(11,906)	—	25,791
SG	10,921	(10,921)	—	—
SSB	44,336	(23,554)	—	20,782
Total	$213,541	$(146,962)	$—	$66,579
Long Short
CITI	$1,802,723	$(1,802,723)	$—	$—
GSI	2,004,346	(2,313)	—	2,002,033
JPM	3,623,480	(3,623,480)	—	—
SSB	27,335,003	—	(27,335,003)	—
Total	$34,765,552	$(5,428,516)	(27,335,003)	$2,002,033

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Global Allocation
Forward FX contracts	$(212,200)	$—	$(212,200)
Total	$(212,200)	$—	$(212,200)
Long Short
Over-the-counter swap contracts	$(26,918,556)	$—	$(26,918,556)
Total	$(26,918,556)	$—	$(26,918,556)

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Global Allocation
CITI	$(59,218)	$26,865	$—	$(32,353)
GSI	(40,690)	23,895	—	(16,795)
JPM	(25,016)	25,016	—	—
RBC	(24,805)	24,805	—	—
SCB	(11,906)	11,906	—	—
SG	(27,011)	10,921	—	(16,090)
SSB	(23,554)	23,554	—	—
Total	$(212,200)	$146,962	$—	$(65,238)
Long Short
CITI	$(7,203,921)	$1,802,723	$5,401,198	$—
GSI	(2,313)	2,313	—	—
JPM	(19,712,322)	3,623,480	16,088,842	—
Total	$(26,918,556)	$5,428,516	$21,490,040	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of October 31, 2020, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized to each counterparty as of October 31, 2020.

15  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

16  Transactions with other funds managed by Neuberger Berman Investment Advisers LLC: The Funds and NBIA have obtained an exemptive order from the SEC that permits the Funds to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order ("Exemptive Order"). Through October 31, 2020, Global Allocation invested in Commodity Strategy, Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Genesis Fund, Neuberger

Berman High Income Bond Fund, Neuberger Berman International Select Fund, Neuberger Berman Short Duration High Income Fund and U.S. Equity Index PutWrite Strategy (collectively the "Underlying Funds") (See Note F).

For the Funds' investments in the Underlying Funds, NBIA waived a portion of its management fee equal to the management fee it received from the Underlying Funds on those assets (the "Arrangement"). For the year ended October 31, 2020, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the year ended October 31, 2020, distributions from income and capital gains received from the Underlying Funds on Global Allocation's investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers" and "Realized gain distributions from affiliated issuers". For the year ended October 31, 2020, management fees waived under this Arrangement and distributions from income and capital gains received from Global Allocation's investments in the Underlying Funds were as follows:

	Management Fees Waived	Distributions from Income and Capital Gains
Global Allocation	$27,985	$191,444

17  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including ETFs, within the limitations prescribed by (a) the 1940 Act, (b) the Exemptive Order, or (c) the ETF's exemptive order or other relief. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

18  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

19  Other matters—Coronavirus: The outbreak of the novel coronavirus in many countries, which is a rapidly evolving situation, has, among other things, disrupted global travel and supply chains, and has adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on economic and market conditions and trigger a period of global economic slowdown. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Funds.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee as a percentage of average daily net assets(a) according to the following table:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $2 billion	Thereafter
For Commodity Strategy and CS Subsidiary:
0.50%	0.475%	0.45%	0.425%	0.40%	0.375%	0.375%	0.35%
For Global Allocation:
0.55%	0.55%	0.55%	0.55%	0.525%	0.525%	0.50%	0.50%
For Long Short:
1.20%	1.175%	1.15%	1.125%	1.10%	1.075%	1.075%	1.05%
For U.S. Equity Index PutWrite Strategy:
0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%

(a)  Less the NAV of the CS Subsidiary for Commodity Strategy.

Accordingly, for the year ended October 31, 2020, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets(a), as follows:

	Effective Rate
Commodity Strategy	0.50%
CS Subsidiary	0.50%
Global Allocation	0.34	%(b)
Long Short	1.11%

(a)  Less the NAV of the CS Subsidiary for Commodity Strategy.

(b)  After management fee waiver (Note A).

Each Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of a Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.26% for each of Class A and Class C; 0.15% for Institutional Class; and 0.05% for Class R6, each as a percentage of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The expenses of the CS Subsidiary are included in the total expenses used to calculate the reimbursement, which Commodity Strategy has agreed to share with the CS Subsidiary. For the year ended October 31, 2020, the expenses of the CS Subsidiary amounted to $206,387.

At October 31, 2020, contingent liabilities to NBIA under the agreements were as follows:

				Expenses Reimbursed in Year Ended October 31,
				2018	2019	2020
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2021	2022	2023
Commodity Strategy Institutional Class	0.73%		10/31/23	$227,405	$267,105	$291,571
Commodity Strategy Class A	1.09%		10/31/23	118,368	88,930	52,155
Commodity Strategy Class C	1.84%		10/31/23	159	118	89
Global Allocation Institutional Class	0.75%		10/31/23	329,169	314,674	315,601
Global Allocation Class A	1.11%		10/31/23	79,935	63,743	48,217
Global Allocation Class C	1.86%		10/31/23	63,702	53,469	51,809
Global Allocation Class R6	0.65%		10/31/23	—	604 (c)	826
Long Short Institutional Class	1.70%		10/31/23	—	—	—
Long Short Class A	2.06%		10/31/23	—	—	—
Long Short Class C	2.81%		10/31/23	—	—	—
U.S. Equity Index PutWrite Strategy Institutional Class	0.65%		10/31/23	238,341	245,105	209,397
U.S. Equity Index PutWrite Strategy Class A	1.01%		10/31/23	8,937	27,065	18,661
U.S. Equity Index PutWrite Strategy Class C	1.76%		10/31/23	1,190	1,602	1,166
U.S. Equity Index PutWrite Strategy Class R6	0.55	%(b)	10/31/23	16,306	21,621	22,860

(a)  Expense limitation per annum of the respective class' average daily net assets.

(b)  Classes that have had changes to their respective limitations are noted below.

Class	Expense limitation	Prior to
U.S. Equity Index PutWrite Strategy Class R6	0.58%	12/6/18

(c)  Period from January 18, 2019 (Commencement of Operations) to October 31, 2019.

Each Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the year ended October 31, 2020, there was no repayment to NBIA under these agreements.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears the advertising and promotion expenses.

However, the Distributor receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2020, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter
	Net Initial Sales Charge	CDSC
Commodity Strategy Class A	$361	$—
Commodity Strategy Class C	—	—
Global Allocation Class A	168	—
Global Allocation Class C	—	—
Long Short Class A	23,417	—
Long Short Class C	—	4,975
U.S. Equity Index PutWrite Strategy Class A	880	—
U.S. Equity Index PutWrite Strategy Class C	—	295

Note C—Securities Transactions:

During the year ended October 31, 2020, there were purchase and sale transactions of long-term securities (excluding swaps, futures, forward FX contracts and written option contracts) as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Securities Sold Short	Covers on Securities Sold Short
Commodity Strategy	$—	$109,595,460	$—	$154,886,669	$—	$—
Global Allocation	16,605,655	7,436,215	17,969,738	12,437,558	—	—
Long Short	—	2,250,950,028	—	1,500,463,876	906,188,047	813,233,105
U.S. Equity Index PutWrite Strategy	105,761,059	—	114,948,184	—	—	—

During the year ended October 31, 2020, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2020, and October 31, 2019, was as follows:

	For the Year Ended October 31, 2020				For the Year Ended October 31, 2019
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Commodity Strategy
Institutional Class	9,579,694	385,647	(16,576,870)	(6,611,529)	14,040,717	411,362	(6,446,851)	8,005,228
Class A	1,755,272	44,317	(1,932,134)	(132,545)	1,876,272	181,324	(6,119,583)	(4,061,987)
Class C	1,446	25	(4,359)	(2,888)	—	62	(1,293)	(1,231)
Global Allocation
Institutional Class	147,154	32,894	(585,566)	(405,518)	332,266	62,466	(605,173)	(210,441)
Class A	11,927	4,956	(97,246)	(80,363)	19,039	11,967	(105,598)	(74,592)
Class C	16,097	3,474	(47,088)	(27,517)	6,733	8,466	(67,393)	(52,194)
Class R6(a)	—	—	—	—	2,367	—	—	2,367
Long Short(b)
Institutional Class	136,229,485	1,547,111	(53,862,956)	83,913,640	57,658,138	4,099,135	(114,514,852)	(52,757,579)
Class A	3,049,484	78,181	(1,456,866)	1,670,799	1,430,348	382,225	(4,745,285)	(2,932,712)
Class C	690,963	75,854	(1,470,571)	(703,754)	260,490	232,504	(1,591,645)	(1,098,651)
U.S. Equity Index PutWrite Strategy
Institutional Class	11,122,168	1,113,821	(11,651,488)	584,501	10,415,268	393,459	(10,249,574)	559,153
Class A	526,503	112,159	(2,961,889)	(2,323,227)	1,727,603	8,985	(746,387)	990,201
Class C	2,207	3,474	(21,689)	(16,008)	4,592	679	(23,753)	(18,482)
Class R6	8,341,695	102,284	(544,293)	7,899,686	1,596,596	33,222	(1,737,314)	(107,496)

(a)  Period from January 18, 2019 (Commencement of Operations) to October 31, 2019.

(b)  After the close of business on December 7, 2018, the Fund's Class A and Class C shares underwent a reverse stock split. The capital share activity presented here for the year ended October 31, 2019, has been adjusted to reflect this split. See Note G of the Notes to Financial Statements.

Note E—Line of Credit:

At October 31, 2020, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2020. During the period ended October 31, 2020 no Fund utilized the Credit Facility.

Note F—Investments in Affiliates(a):

	Value at October 31, 2019	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Persons	Net Realized Gain/(Loss) from Investments in Affiliated Persons	Distributions from Investments in Affiliated Persons(b)	Shares Held at October 31, 2020	Value at October 31, 2020
Global Allocation
Commodity Strategy Institutional Class	$712,787	$11,357	$180,000	$(57,284)	$(65,971)	$11,357	82,852	$420,889
Neuberger Berman Emerging Markets Equity Fund Class R6	905,526	687,078	1,008,926	(57,698)	37,558	18,152	28,149	563,538
Neuberger Berman Genesis Fund Class R6	482,464	29,011	170,000	3,086	7,078	29,011	5,667	351,639
Neuberger Berman International Select Fund Class R6	1,674,853	1,064,666	1,789,412	(118,069)	8,279	55,254	64,343	840,317
Sub-total for affiliated funds held as of 10/31/20(c)	$3,775,630	$1,792,112	$3,148,338	$(229,965)	$(13,056)	$113,774	181,011	$2,176,383

	Value at October 31, 2019	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Persons	Net Realized Gain/(Loss) from Investments in Affiliated Persons	Distributions from Investments in Affiliated Persons(b)	Shares Held at October 31, 2020	Value at October 31, 2020
Neuberger Berman Emerging Markets Debt Fund Institutional Class	$204,043	$151,163	$342,068	$(9,001)	$(4,137)	$2,638	—	—
Neuberger Berman Floating Rate Income Fund Institutional Class	378,842	302,892	640,446	8,250	(49,538)	17,273	—	—
Neuberger Berman High Income Bond Fund Class R6	702,603	695,810	1,354,633	13,646	(57,426)	49,077	—	—
Neuberger Berman Short Duration High Income Fund Institutional Class	$179,873	3,870	153,107	(447)	(30,189)	3,204	—	—
Sub-total for affiliated funds no longer held as of 10/31/20	$1,465,361	$1,153,735	$2,490,254	$12,448	$(141,290)	$72,192	—	—
Total	$5,240,991	$2,945,847	$5,638,592	$(217,517)	$(154,346)	$185,966	$181,011	$2,176,383

(a)  Affiliated persons, as defined in the 1940 Act.

(b)  Distributions received include distributions from net investment income and net realized capital gains, if any, from other investment companies managed by NBIA.

(c)  At October 31, 2020, the value of these securities amounted to 22.2% of net assets of Global Allocation.

In addition, at October 31, 2020, there were affiliated persons, as defined in the 1940 Act, owning 0.69%, 0.58% and 0.03% of Commodity Strategy's, Global Allocation's and U.S. Equity Index PutWrite Strategy's outstanding shares, respectively.

Note G—Stock Split:

In 2018, the Board approved a reverse stock split (the "Stock Split") of the issued and outstanding shares of certain classes of Long Short (the "Stock Split Fund"). The Stock Split occurred after the close of the business on December 7, 2018. The Stock Split was carried out in accordance with a stock split ratio calculated to result in NAVs that better aligned the share class prices of the Stock Split Fund.

After the close of business on December 7, 2018, the following classes of the Stock Split Fund underwent a stock split as follows:

Fund Class	Stock Split Ratio (Old to New)
Long Short Class A	1	: 0.9792
Long Short Class C	1	: 0.9328

Note H—Change in Accounting Principle:

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20)—Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08"). For callable debt securities held at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The adoption resulted in a change in accounting principle, since the Funds had historically amortized such premiums to maturity for GAAP. Accordingly, the Funds have adopted ASU 2017-08 to amend the premium amortization period for certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, each Fund applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment directly to the component of net assets as of the beginning of the period of adoption that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments as follows:

Adjustment
Commodity Strategy	$6,875
Global Allocation	243
Long Short	10,245
U.S. Equity Index PutWrite Strategy	—

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings/(loss) or the NAV of each Fund. With respect to each Fund's results of operations, amortization of premium to first call date accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Note I—Recent Accounting Pronouncements:

In August 2018, FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820: "Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement") ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the disclosure requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

In March 2020, FASB issued Accounting Standards Update No. 2020-04 ("ASU 2020-04"), "Reference Rate Reform (Topic 848)". In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the guidance.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Commodity Strategy Fund[b]
Institutional Class
10/31/2020	$6.00	$0.04	$(0.86)	$(0.82)	$(0.10)	$—	$(0.10)	$—	$5.08	(13.98)%	$89.4	0.99%	0.99	%Ø	0.74%	0.74	%Ø	0.74%	109%	109	%Ø
10/31/2019	$6.19	$0.12	$(0.16)	$(0.04)	$(0.15)	$(0.00)	$(0.15)	$—	$6.00	(0.41)%	$145.3	0.96%	0.96	%Ø	0.74%	0.74	%Ø	1.99%	88%	88	%Ø
10/31/2018	$6.36	$0.08	$(0.01)	$0.07	$(0.24)	$—	$(0.24)	$—	$6.19	1.19%	$100.3	0.98%	0.98	%Ø	0.74%	0.74	%Ø	1.31%	107%	107	%Ø
10/31/2017	$5.99	$0.02	$0.35	$0.37	$—	$—	$—	$—	$6.36	6.18%	$83.1	1.18%	1.18	%Ø	0.85%	0.85	%Ø	0.36%	105%	105	%Ø
10/31/2016	$6.20	$(0.03)	$(0.18)	$(0.21)	$—	$—	$—	$—	$5.99	(3.39)%	$49.0	1.65%	1.65	%Ø	1.10%	1.10	%Ø	(0.44)%	58%	58	%Ø
Class A
10/31/2020	$5.89	$0.02	$(0.85)	$(0.83)	$(0.07)	$—	$(0.07)	$—	$4.99	(14.29)%	$18.4	1.36%	1.36	%Ø	1.10%	1.10	%Ø	0.34%	109%	109	%Ø
10/31/2019	$6.07	$0.09	$(0.14)	$(0.05)	$(0.13)	$(0.00)	$(0.13)	$—	$5.89	(0.64)%	$22.5	1.37%	1.37	%Ø	1.09%	1.09	%Ø	1.65%	88%	88	%Ø
10/31/2018	$6.24	$0.06	$(0.01)	$0.05	$(0.22)	$—	$(0.22)	$—	$6.07	0.81%	$47.9	1.35%	1.35	%Ø	1.10%	1.10	%Ø	0.95%	107%	107	%Ø
10/31/2017	$5.90	$(0.00)	$0.34	$0.34	$—	$—	$—	$—	$6.24	5.76%	$42.4	1.56%	1.56	%Ø	1.21%	1.21	%Ø	(0.02)%	105%	105	%Ø
10/31/2016	$6.12	$(0.05)	$(0.17)	$(0.22)	$—	$—	$—	$—	$5.90	(3.59)%	$33.3	2.04%	2.04	%Ø	1.46%	1.46	%Ø	(0.82)%	58%	58	%Ø
Class C
10/31/2020	$5.66	$(0.01)	$(0.84)	$(0.85)	$(0.03)	$—	$(0.03)	$—	$4.78	(15.05)%	$0.0	2.31%	2.31	%Ø	1.86%	1.86	%Ø	(0.23)%	109%	109	%Ø
10/31/2019	$5.83	$0.05	$(0.14)	$(0.09)	$(0.08)	$(0.00)	$(0.08)	$—	$5.66	(1.51)%	$0.0	2.32%	2.32	%Ø	1.84%	1.84	%Ø	0.88%	88%	88	%Ø
10/31/2018	$5.95	$0.01	$—	$0.01	$(0.13)	$—	$(0.13)	$—	$5.83	0.15%	$0.0	2.34%	2.34	%Ø	1.85%	1.85	%Ø	0.19%	107%	107	%Ø
10/31/2017	$5.71	$(0.05)	$0.29	$0.24	$—	$—	$—	$—	$5.95	4.20%	$0.0	3.20%	3.20	%Ø	2.03%	2.03	%Ø	(0.92)%	105%	105	%Ø
10/31/2016	$5.98	$(0.09)	$(0.18)	$(0.27)	$—	$—	$—	$—	$5.71	(4.52)%	$0.1	3.06%	3.06	%Ø	2.21%	2.21	%Ø	(1.65)%	58%	58	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Global Allocation Fund
Institutional Class
10/31/2020	$11.65	$0.23	$(0.09)	$0.14	$(0.23)	$(0.14)	$(0.37)	$—	$11.42	1.14%[d]	$7.1	3.86%	3.86	%Ø	0.55%	0.55	%Ø	2.04%	74%	74	%cØ
10/31/2019	$11.15	$0.24	$0.80	$1.04	$(0.25)	$(0.29)	$(0.54)	$—	$11.65	10.13%[d]	$12.0	3.35%	3.35	%Ø	0.49%	0.49	%Ø	2.12%	74%	74	%cØ
10/31/2018	$12.14	$0.23	$(0.58)	$(0.35)	$(0.22)	$(0.42)	$(0.64)	$—	$11.15	(3.14)%[d]	$13.8	3.04%	3.04	%Ø	0.46%	0.46	%Ø	1.96%	59%[c]	59	%cØ
10/31/2017	$10.49	$0.18	$1.52	$1.70	$(0.05)	$—	$(0.05)	$—	$12.14	16.24%	$13.9	3.59%[e]	3.56%		0.49%[e]	0.46%		1.63%[e]	113%[c]	101%[c]
10/31/2016	$10.42	$0.10	$(0.01)	$0.09	$(0.00)	$(0.02)	$(0.02)	$—	$10.49	0.87%	$10.1	4.17%	3.66%		1.11%	0.60%		0.97%	176%[c]	174%[c]
Class A
10/31/2020	$11.55	$0.19	$(0.09)	$0.10	$(0.18)	$(0.14)	$(0.32)	$—	$11.33	0.82%[d]	$1.2	4.24%	4.24	%Ø	0.91%	0.91	%Ø	1.72%	74%	74	%cØ
10/31/2019	$11.05	$0.20	$0.79	$0.99	$(0.20)	$(0.29)	$(0.49)	$—	$11.55	9.70%[d]	$2.1	3.74%	3.74	%Ø	0.84%	0.84	%Ø	1.79%	74%	74	%cØ
10/31/2018	$12.04	$0.20	$(0.59)	$(0.39)	$(0.18)	$(0.42)	$(0.60)	$—	$11.05	(3.49)%[d]	$2.8	3.46%	3.46	%Ø	0.82%	0.82	%Ø	1.70%	59%[c]	59	%cØ
10/31/2017	$10.40	$0.14	$1.50	$1.64	$—	$—	$—	$—	$12.04	15.77%	$3.9	4.10%[e]	4.05%		0.89%[e]	0.84%		1.27%[e]	113%[c]	101%[c]
10/31/2016	$10.36	$0.06	$(0.00)	$0.06	$—	$(0.02)	$(0.02)	$—	$10.40	0.59%	$5.9	4.53%	4.01%		1.49%	0.96%		0.64%	176%[c]	174%[c]
Class C
10/31/2020	$11.20	$0.10	$(0.09)	$0.01	$(0.10)	$(0.14)	$(0.24)	$—	$10.97	0.01%[d]	$1.5	4.99%	4.99	%Ø	1.66%	1.66	%Ø	0.89%	74%	74	%cØ
10/31/2019	$10.70	$0.11	$0.79	$0.90	$(0.11)	$(0.29)	$(0.40)	$—	$11.20	8.97%[d]	$1.8	4.47%	4.47	%Ø	1.59%	1.59	%Ø	1.01%	74%	74	%cØ
10/31/2018	$11.66	$0.11	$(0.58)	$(0.47)	$(0.07)	$(0.42)	$(0.49)	$—	$10.70	(4.25)%[d]	$2.3	4.18%	4.18	%Ø	1.57%	1.57	%Ø	0.92%	59%[c]	59	%cØ
10/31/2017	$10.14	$0.05	$1.47	$1.52	$—	$—	$—	$—	$11.66	14.99%	$3.2	4.84%[e]	4.79%		1.63%[e]	1.59%		0.50%[e]	113%[c]	101%[c]
10/31/2016	$10.18	$(0.01)	$(0.01)	$(0.02)	$—	$(0.02)	$(0.02)	$—	$10.14	(0.19)%	$4.7	5.26%	4.74%		2.24%	1.71%		(0.10)%	176%[c]	174%[c]
Class R6
10/31/2020	$11.65	$0.23	$(0.07)	$0.16	$(0.24)	$(0.14)	$(0.38)	$—	$11.43	1.32%[d]	$0.0	3.76%	3.76	%Ø	0.45%	0.45	%Ø	2.06%	74%	74	%cØ
Period from 1/18/2019^ to 10/31/2019	$10.56	$0.16	$0.93	$1.09	$—	$—	$—	$—	$11.65	10.32%*	$0.0	3.55%**	3.55	%Ø**	0.39%**	0.39	%Ø**	1.78%**	74%*	74	%^^cØ*

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Long Short Fund
Institutional Class
10/31/2020	$14.67	$(0.01)	$1.69	$1.68	$—	$(0.35)	$(0.35)	$—	$16.00	11.68%[d]		$3,631.6	1.80%	1.30%	1.80%	1.30%	(0.08)%	81%	60%
10/31/2019	$14.54	$0.04	$0.85	$0.89	$—	$(0.76)	$(0.76)	$—	$14.67	6.98%[d]		$2,098.0	1.78%	1.33%	1.78%	1.33%	0.28%	66%	47%
10/31/2018	$14.21	$0.03	$0.30	$0.33	$—	$—	$—	$—	$14.54	2.32%[d]		$2,847.3	1.60%	1.31%	1.60%	1.31%	0.23%	83%	69%
10/31/2017	$12.74	$0.02	$1.45	$1.47	$—	$—	$—	$0.00	$14.21	11.54	%fg	$2,853.0	1.80%	1.33%	1.80%[h]	1.32%[h]	0.12%[h]	80%	64%
10/31/2016	$12.76	$(0.03)	$0.01	$(0.02)	$(0.00)	$—	$(0.00)	$—	$12.74	(0.14)%		$2,074.7	1.91%	1.33%	1.91%	1.33%	(0.22)%	86%	72%
Class A
10/31/2020[i]	$14.61	$(0.07)	$1.69	$1.62	$—	$(0.35)	$(0.35)	$—	$15.88	11.31%[d]		$95.6	2.15%	1.67%	2.15%	1.67%	(0.43)%	81%	60%
10/31/2019[i]	$14.54	$(0.01)	$0.84	$0.83	$—	$(0.76)	$(0.76)	$—	$14.61	6.54%[d]		$63.6	2.13%	1.69%	2.13%	1.69%	(0.08)%	66%	47%
10/31/2018[i]	$14.26	$(0.02)	$0.30	$0.28	$—	$—	$—	$—	$14.54	2.01%[d]		$105.9	1.96%	1.67%	1.96%	1.67%	(0.13)%	83%	69%
10/31/2017[i]	$12.83	$(0.02)	$1.45	$1.43	$—	$—	$—	$0.00	$14.26	11.15	%fg	$145.6	2.16%	1.68%	2.16%[h]	1.68%[h]	(0.18)%[h]	80%	64%
10/31/2016[i]	$12.89	$(0.07)	$0.01	$(0.06)	$—	$—	$—	$—	$12.83	(0.48)%		$206.4	2.28%	1.69%	2.28%	1.69%	(0.59)%	86%	72%
Class C
10/31/2020[i]	$14.49	$(0.17)	$1.65	$1.48	$—	$(0.35)	$(0.35)	$—	$15.62	10.42%[d]		$55.3	2.90%	2.41%	2.90%	2.41%	(1.14)%	81%	60%
10/31/2019[i]	$14.53	$(0.12)	$0.84	$0.72	$—	$(0.76)	$(0.76)	$—	$14.49	5.79%[d]		$61.4	2.88%	2.44%	2.88%	2.44%	(0.82)%	66%	47%
10/31/2018[i]	$14.34	$(0.13)	$0.32	$0.19	$—	$—	$—	$—	$14.53	1.27%[d]		$77.6	2.71%	2.42%	2.71%	2.42%	(0.88)%	83%	69%
10/31/2017[i]	$13.00	$(0.13)	$1.47	$1.34	$—	$—	$—	$0.00	$14.34	10.31	%fg	$92.7	2.90%	2.43%	2.90%[h]	2.43%[h]	(0.94)%[h]	80%	64%
10/31/2016[i]	$13.18	$(0.18)	$0.00	$(0.18)	$—	$—	$—	$—	$13.00	(1.30)%		$117.3	3.02%	2.44%	3.02%	2.44%	(1.33)%	86%	72%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
U.S. Equity Index PutWrite Strategy Fund
Institutional Class
10/31/2020	$11.28	$0.14	$0.10	$0.24	$(0.16)	$(0.43)	$(0.00)	$(0.59)	$—	$10.93	2.22%	$235.6	0.74%		0.74	%Ø	0.66%		0.66	%Ø	1.31%		41%	41	%Ø
10/31/2019	$10.65	$0.18	$0.66	$0.84	$(0.21)	$—	$—	$(0.21)	$—	$11.28	7.99%	$236.8	0.76%		0.76	%Ø	0.65%		0.65	%Ø	1.65%		31%	31	%Ø
10/31/2018	$11.33	$0.12	$(0.13)	$(0.01)	$(0.08)	$(0.59)	$—	$(0.67)	$—	$10.65	(0.16)%	$217.6	0.74%		0.74	%Ø	0.65%		0.65	%Ø	1.09%		56%	56	%Ø
10/31/2017	$10.09	$0.05	$1.26	$1.31	$(0.04)	$(0.03)	$—	$(0.07)	$—	$11.33	13.05%	$152.0	0.98%		0.98	%Ø	0.65%		0.65	%Ø	0.49%		0%	0	%Ø
Period from 9/16/2016^ to 10/31/2016	$10.00	$0.00	$0.09	$0.09	$—	$—	$—	$—	$—	$10.09	0.90%*	$21.2	3.84	%‡**	3.84	%‡Ø**	0.65	%‡**	0.65	%‡Ø**	0.26	%‡**	0%*	0	%Ø*
Class A
10/31/2020	$11.27	$0.12	$0.07	$0.19	$(0.12)	$(0.43)	$(0.00)	$(0.55)	$—	$10.91	1.71%	$4.4	1.11%		1.11	%Ø	1.02%		1.02	%Ø	1.08%		41%	41	%Ø
10/31/2019	$10.64	$0.14	$0.66	$0.80	$(0.17)	$—	$—	$(0.17)	$—	$11.27	7.63%	$30.7	1.12%		1.12	%Ø	1.01%		1.01	%Ø	1.30%		31%	31	%Ø
10/31/2018	$11.33	$0.11	$(0.16)	$(0.05)	$(0.05)	$(0.59)	$—	$(0.64)	$—	$10.64	(0.55)%	$18.4	1.11%		1.11	%Ø	1.01%		1.01	%Ø	0.97%		56%	56	%Ø
10/31/2017	$10.09	$0.01	$1.27	$1.28	$(0.01)	$(0.03)	$—	$(0.04)	$—	$11.33	12.70%	$4.1	1.35%		1.35	%Ø	1.01%		1.01	%Ø	0.13%		0%	0	%Ø
Period from 9/16/2016^ to 10/31/2016	$10.00	$(0.00)	$0.09	$0.09	$—	$—	$—	$—	$—	$10.09	0.90%*	$0.4	4.26	%‡**	4.26	%‡**Ø	1.01	%‡**	1.01	%‡**Ø	(0.05	)%‡**	0%*	0	%Ø*
Class C
10/31/2020	$11.14	$0.02	$0.09	$0.11	$(0.04)	$(0.43)	$(0.00)	$(0.47)	$—	$10.78	1.00%	$0.8	1.89%		1.89	%Ø	1.77%		1.77	%Ø	0.22%		41%	41	%Ø
10/31/2019	$10.51	$0.06	$0.65	$0.71	$(0.08)	$—	$—	$(0.08)	$—	$11.14	6.86%	$1.0	1.92%		1.92	%Ø	1.76%		1.76	%Ø	0.54%		31%	31	%Ø
10/31/2018	$11.24	$(0.00)	$(0.13)	$(0.13)	$(0.01)	$(0.59)	$—	$(0.60)	$—	$10.51	(1.30)%	$1.2	1.89%		1.89	%Ø	1.76%		1.76	%Ø	(0.04)%		56%	56	%Ø
10/31/2017	$10.08	$(0.07)	$1.26	$1.19	$—	$(0.03)	$—	$(0.03)	$—	$11.24	11.81%	$0.5	2.12%		2.12	%Ø	1.76%		1.76	%Ø	(0.63)%		0%	0	%Ø
Period from 9/16/2016^ to 10/31/2016	$10.00	$(0.01)	$0.09	$0.08	$—	$—	$—	$—	$—	$10.08	0.80%*	$0.1	5.10	%‡**	5.10	%‡Ø**	1.76	%‡**	1.76	%‡Ø**	(0.86	)%‡**	0%*	0	%Ø*

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
U.S. Equity Index PutWrite Strategy Fund (cont'd)
Class R6
10/31/2020	$11.29	$0.14	$0.10	$0.24	$(0.17)	$(0.43)	$(0.00)	$(0.60)	$—	$10.93	2.23%	$103.5	0.64%		0.64	%Ø	0.55%		0.55	%Ø	1.31%		41%	41	%Ø
10/31/2019	$10.66	$0.19	$0.66	$0.85	$(0.22)	$—	$—	$(0.22)	$—	$11.29	8.08%	$17.7	0.66%		0.66	%Ø	0.56%		0.56	%Ø	1.75%		31%	31	%Ø
10/31/2018	$11.34	$0.12	$(0.12)	$0.00	$(0.09)	$(0.59)	$—	$(0.68)	$—	$10.66	(0.09)%	$17.9	0.68%		0.68	%Ø	0.58%		0.58	%Ø	1.12%		56%	56	%Ø
10/31/2017	$10.10	$0.06	$1.26	$1.32	$(0.05)	$(0.03)	$—	$(0.08)	$—	$11.34	13.08%	$12.2	0.93%		0.93	%Ø	0.58%		0.58	%Ø	0.55%		0%	0	%Ø
Period from 9/16/2016^ to 10/31/2016	$10.00	$0.00	$0.10	$0.10	$—	$—	$—	$—	$—	$10.10	1.00%*	$4.8	3.77	%‡**	3.77	%‡Ø**	0.58	%‡**	0.58	%‡Ø**	0.26	%‡**	0%*	0	%Ø*

See Notes to Financial Highlights

Notes to Financial Highlights Alternative and Multi-Asset Class Funds

@  Calculated based on the average number of shares outstanding during each fiscal period.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and/or if Long Short had not received refunds, plus interest, from State Street noted in (g) below for custodian out-of-pocket expenses previously paid during the year ended October 31, 2017.

**  Annualized.

^  The date investment operations commenced.

*  Not annualized.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

Ø  Commodity Strategy and U.S. Equity Index PutWrite Strategy did not engage in short sales. For the years ended October 31, 2020, 2019 and 2018, Global Allocation did not engage in short sales.

^^  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2019 for Global Allocation.

a  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

b  Consolidated financial highlights, see Note A in the Notes to Financial Statements.

c  Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been:

				Including Short Sales	Excluding Short Sales	Including Short Sales	Excluding Short Sales
	Year Ended October 31,			Year Ended		Year Ended
	2020	2019	2018	October 31, 2017		October 31, 2016
Global Allocation	176%	159%	129%	165%	154%	182%	183%

d  The class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the Funds' total returns for the year ended October 31, 2020. The class action proceeds received in 2019 and 2018 had no impact on the Funds' total returns for the years ended October 31, 2019 and 2018.

e  Dividend and interest expense relating to short sales, which is a non-recurring expense for Global Allocation, is included in these ratios on a non-annualized basis.

f  The voluntary contribution received in 2017 for Long Short had no impact on the Fund's total returns for the year ended October 31, 2017.

g  In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which Long Short was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from the Fund's inception through November 2015, and refunded to the Fund certain expenses, plus interest, determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by

Notes to Financial Highlights Alternative and Multi-Asset Class Funds (cont'd)

State Street during the year ended October 31, 2017. These amounts had no impact on Long Short's total returns for the year ended October 31, 2017.

h  The custodian expenses refund noted in (g) above is non-recurring and is included in these ratios. Had Long Short not received the refund, the annualized ratio of net expenses to average net assets, the annualized ratio of net expenses to average net assets (excluding dividend and interest expense relating to short sales) and the annualized ratio of net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)	Ratio of Net Investment Income/ (Loss) to Average Net Assets
	Year Ended October 31, 2017
Long Short Institutional Class	1.80%	1.32%	0.12%
Long Short Class A	2.16%	1.68%	(0.18)%
Long Short Class C	2.90%	2.43%	(0.94)%

i  After the close of business on December 7, 2018, Long Short's Class A and Class C shares underwent a stock split. The per share data presented here has been retroactively adjusted to reflect this split. See Note G of the Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Neuberger Berman Commodity Strategy Fund, Neuberger Berman Global Allocation Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund and the Board of Trustees of Neuberger Berman Alternative Funds

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Neuberger Berman Commodity Strategy Fund one of the series constituting the Neuberger Berman Alternatives Funds (the "Trust"), including the consolidated schedule of investments, as of October 31, 2020, and the related consolidated statement of operations, the consolidated statements of changes in net assets and the consolidated financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "consolidated financial statements"). We have also audited the accompanying statements of assets and liabilities of Neuberger Berman Global Allocation Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund, two of the series constituting the Trust, including the schedules of investments, as of October 31, 2020 and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). Neuberger Berman Commodity Strategy Fund, Neuberger Berman Global Allocation Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund are collectively referred to as the "Funds". In our opinion, the consolidated financial statements and financial statements present fairly, in all material respects, the financial position of the Funds (three of the series constituting Neuberger Berman Alternative Funds) at October 31, 2020, the results of their consolidated operations or operations, the consolidated changes in net assets or changes in net assets and their consolidated financial highlights or financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual Funds constituting Neuberger Berman Alternative Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Neuberger Berman Commodity Strategy Fund Neuberger Berman Global Allocation Fund	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the five years in the period ended October 31, 2020
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the four years in the period ended October 31, 2020 and the period from September 16, 2016 (commencement of operations) through October 31, 2016

Basis for Opinion

These consolidated financial statements and financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' consolidated financial statements and financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
December 21, 2020

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Neuberger Berman Alternative Funds
and Shareholders of Neuberger Berman Long Short Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Long Short Fund (the "Fund"), a series of Neuberger Berman Alternative Funds, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund's auditor since 2012

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
December 22, 2020

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407

For Institutional Class Shareholders
address correspondence to:

Neuberger Berman Funds
PO Box 219189
Kansas City, MO 64121-9189
Intermediary Client Services 800.366.6264

For Class A, Class C and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Funds' Statement of Additional Information includes additional information about the Trustees as of the time of the Funds' most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) Length of and Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	46

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

Name, (Year of Birth), and Address(1)	Position(s) Length of and Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	46

Director, UJA Federation of Greater New York, since 2019; Trustee, Jewish Theological Seminary, since 2015; Director, Legility, Inc. (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth), and Address(1)	Position(s) Length of and Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

46

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) Length of and Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	46

Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	46

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

Name, (Year of Birth), and Address(1)	Position(s) Length of and Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	46

Director, 1 William Street Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	46

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) Length of and Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	46

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Name, (Year of Birth), and Address(1)	Position(s) Length of and Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	46

Director, ERA Coalition (not-for-profit), 2019 to 2020; Director, Re belle Media (a privately held TV and film production company), since 2018; formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	46	None.

Name, (Year of Birth), and Address(1)	Position(s) Length of and Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

46

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) Length of and Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) Length of and Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge upon request, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust's Form N-PORT is available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Alternative Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to each series (each a "Fund"). (This report does not include Neuberger Berman Absolute Return Multi-Manager Fund, which is the subject of a separate report.) Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 1, 2020, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for each Fund.

In evaluating the Agreement with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for each Fund, including the use of derivatives if used as part of the Fund's strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to each Fund, and whether the Agreement was in the best interests of each Fund and Fund shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered each Fund's investment management agreement separately from those of the other Funds.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to each Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions, and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Funds' investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance. The Board noted the additional responsibilities of Management in administering the liquidity risk management program.

The Board recognized the extensive range of services that Management provides to the Funds beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Funds, for which it is entitled to reasonable compensation. The Trustees also considered that Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also reviewed and evaluated Management's activities under its contractual obligation to oversee the Funds' various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. The Board noted Management's largely seamless implementation of its business continuity plan in response to the COVID-19 pandemic. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Board also considered the ability of Management to attract and retain qualified personnel to service the Funds.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions, such as, the economic dislocation and rise in volatility that accompanied shutdowns related to the efforts to stem the spread of COVID-19 and considered the overall performance of Management in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared each Fund's performance, along with its fees and other expenses, to a group of industry peers ("Expense Group") and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Board considered each Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Board also considered the impact and inherent limitation on the comparisons due to the small number of funds included in certain of the Funds' Expense Groups and Performance Universes.

With respect to investment performance, the Board considered information regarding each Fund's short-, intermediate- and long-term performance, as applicable, net of the Fund's fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of its Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

In the case of underperformance for any of the periods reported, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). For those Funds that the Board identified as having underperformed their benchmark indices, Expense Group, and/or Performance Universe to an extent, or over a period of time, that the Board felt warranted additional inquiry, the Board discussed with Management each such Fund's performance, potential reasons for the relative performance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio managers of certain Funds during the 12 months prior to voting on the contract renewal to discuss the Funds' performance. The Board also considered Management's responsiveness with respect to the relative performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreement notwithstanding a Fund's relative underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for each Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above. The Board reviewed a comparison of each Fund's management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds. Accordingly, the Board also considered each Fund's total expense ratio as compared with its Expense Group as a way of taking account of these differences.

The Board compared each Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of that Fund's Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared each Fund's total expenses to the median of the total expenses of that Fund's Expense Group. Where a Fund's management fee or total expenses were higher than the Expense Group median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the Fund's management fee or total expenses. The Board also noted that for some classes of certain Funds, the overall expense ratio is maintained through a contractual or voluntary fee cap and/or expense reimbursements by Management.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to that Fund, the Board reviewed specific data as to Management's estimated profit or loss on each Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated profit or loss on each Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated profit or loss was not unreasonable.

Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in recent years, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with each Fund, such as research it may receive from broker-dealers executing the Funds' portfolio transactions on an agency basis. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on its review, concluded that Management's reported level of estimated profitability, if any, on each Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Funds, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in each Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduce many Funds' expenses at some or all asset levels, which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if a Fund's assets decline. The Trustees took into account that certain Funds do not have breakpoints in their fees. As to those Funds whose advisory fees do not have breakpoints, the Board discussed with Management the reasons why the Fund's particular investment program was less likely than others to produce economies of scale. In addition, for Funds that do not have breakpoints, the Board considered that setting competitive fee rates and pricing a Fund to scale before it has actually experienced an increase in assets are other means of sharing potential economies of scale with shareholders. The Board also considered that Management has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Funds and their shareholders.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. The Performance Universes referenced in this section are those identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. With respect to performance quintile rankings for a Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for a Fund compared to its Expense Group, the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. Where a Fund has more than one class of shares outstanding, information for Institutional Class has been provided as identified below. The Board reviewed the expense structures of all the other classes of shares of the Funds, some of which have higher fees and expenses that reflect their separate distribution and servicing arrangements and the differing needs of different investors. As a proxy for the class expense structure, the Board reviewed the expenses of each class for at least one Fund in the Trust in comparison to Expense Groups for those classes. The Board noted the effect of higher expenses on the performance of the other classes of shares.

•  Neuberger Berman Commodity Strategy Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1- and 3-year periods and the second quintile for the 5-year period. The Fund was launched in 2012 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and total expenses each ranked in the third quintile and the actual management fee net of fees waived by Management ranked in the second quintile.

•  Neuberger Berman Global Allocation Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1- and 3-year periods and the second quintile for the 5-year period. The Fund was launched in 2010 and therefore does not have 10-year performance for the period ended December 31 2019. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. The Board noted the Fund's ranking exceeded the average of its Lipper and Morningstar peer category for the 7-month period ending July 31, 2020 and for the 1-, 3- and 5-year periods ending July 31, 2020.

•  Neuberger Berman Long Short Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1- and 3-year periods and the third quintile for the 5-year period. The Fund was launched in 2011 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and the actual management fee each ranked in the third quintile and total expenses ranked in the second quintile.

•  Neuberger Berman U.S. Equity Index PutWrite Strategy Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was higher for the 1- and 3-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-year period and the first quintile for the 3-year period. The Fund was launched in 2016 and therefore does not have 5- or 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3-year period, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for that period. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2020.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreement is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of a Fund that underperformed relative to its Expense Group or Performance Universe, that the Board retained confidence in Management's capabilities to manage the Fund; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the "Liquidity Rule"), as amended, the Funds have established a liquidity risk management program (the "Program"). The Program seeks to assess and manage the Funds' liquidity risk, which is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in a Fund. The Board has approved the designation of NBIA Funds' Liquidity Committee, comprised of NBIA employees, as the program administrator (the "Program Administrator"). The Program Administrator is responsible for implementing and monitoring the Program and utilizes NBIA personnel to assess and review, on an ongoing basis, the Funds' liquidity risk.

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of the Funds' liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Funds' investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the ProgramAdministrator's assessment of the investments' liquidity under current market conditions. The Program Administrator also utilizes information about the Funds' investment strategy, the characteristics of the Funds' shareholder base and historical redemption activity.

The Program Administrator provided the Board with a written report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation from June 1, 2019 through March 31, 2020. During the period covered by this report, the Program Administrator reported that the Program effectively assisted the Program Administrator in monitoring whether a Fund maintained a level of liquidity appropriate for its shareholder base and historical redemption activity.

In addition, the Program Administrator provided the Board with supplemental information on the Program's operations for a more recent period due to the market volatility created by the COVID-19 pandemic. During the period affected by the COVID-19 pandemic, the Program Administrator reported that the Program effectively assisted the Program Administrator in monitoring whether a Fund maintained a level of liquidity appropriate to its shareholder base and historical redemption activity.

Notice to Shareholders

In early 2021, you will receive information to be used in filing your 2020 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2020. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2020, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as capital gains distributions and qualified dividend income eligible for reduced tax rates. Complete information regarding each Funds distributions during the calendar year 2020 will be reported in conjunction with Form 1099-DIV.

Fund	Capital Gains Distributions	Qualified Dividend Income
Commodity Strategy	$—	$—
Global Allocation	192,059	252,016
Long Short	76,506,334	27,331,813
U.S. Equity Index PutWrite Strategy	5,850,166	—

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

L0265 12/20

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Alternative Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss and Deborah C. McLean. Mr. Cosgrove, Ms. Goss and Ms. McLean are independent trustees as defined by Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”), serves as independent registered public accounting firm to Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Commodity Strategy Fund, Neuberger Berman Global Allocation Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund. Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Commodity Strategy Fund, Neuberger Berman Global Allocation Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund commenced operations on May 15, 2012, August 27, 2012, December 29, 2010, and September 16, 2016, respectively.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to Neuberger Berman Long Short Fund.  Neuberger Berman Long Short Fund commenced operations on December 29, 2011.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $362,773 and $266,189 for the fiscal years ended 2019 and 2020, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $42,000 and $43,000 for the fiscal years ended 2019 and 2020, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and

$0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0%  of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0  for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $111,870 and $133,890 for the fiscal years ended 2019 and 2020, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $8,000 and $0 for the fiscal years ended 2019 and 2020, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of PFICs, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0  for the fiscal years ended 2019 and 2020, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0%  of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $111,870 and $133,890 for the fiscal years ended 2019 and 2020, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant were $8,000 and $0 for the fiscal years ended 2019 and 2020, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0  for the fiscal years ended 2019 and 2020, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.
Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s annual report, which is included in Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Alternative Funds

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Joseph V. Amato
Joseph V.  Amato
Chief Executive Officer and President

Date: January 6, 2021

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: January 6, 2021